As filed with the Securities and Exchange Commission on April 29, 2009.


                                                    1933 Act File No. 33-65572
                                                    1940 Act File No. 811-7852


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                         Pre-Effective Amendment No. ___

                         Post-Effective Amendment No. 42

                                       and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                Amendment No. 43


                             USAA MUTUAL FUNDS TRUST
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 FREDERICKSBURG ROAD, SAN ANTONIO, TX 78288
                -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (210) 498-0226
                                                           --------------

                            Mark S. Howard, Secretary
                             USAA MUTUAL FUNDS TRUST
                            9800 Fredericksburg Road
                           SAN ANTONIO, TX 78288-0227
                      --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective under Rule 485

___  immediately  upon filing  pursuant to  paragraph  (b)
_X__ on (May 1, 2009) pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph  (a)(1)
__   on (date)  pursuant to paragraph  (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)


If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            Exhibit Index on Page 327
                                                                  Page 1 of 337

                                     Part A

                              Prospectuses for the
                 Extended Market Index Fund, S&P 500 Index Fund,
               Nasdaq-100 Index Fund, Total Return Strategy Fund,
            Global Opportunities Fund, Target Retirement Income Fund,
            Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund

                               are included herein

                                    Part A

                               Prospectus for the
                           Extended Market Index Fund

                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA EXTENDED MARKET INDEX FUND
     MAY 1, 2009
     ===============================


TABLE OF CONTENTS
-----------------------------------------------------------------------------

Overview of an Index Fund                                                  2

What Are the Fund's Investment Objective and Principal Strategy?           2

What Are the Principal Risks of Investing in This Fund?                    2

Could the Value of Your Investment in This Fund Fluctuate?                 3

Fees and Expenses                                                          5

Fund Investments                                                           5

Fund and Portfolio Management                                              7

Using Mutual Funds in an Investment Program                                8

How to Invest                                                              8

How to Redeem                                                              9

How to Exchange                                                           10

Other Important Information About Purchases, Redemptions, and Exchanges   10

Shareholder Information                                                   11

Financial Highlights                                                      13

Additional Information on the Dow Jones U.S.
Completion Total Stock Market Index                                       14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA EXTENDED MARKET INDEX FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

WHAT IS AN INDEX FUND?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

WHAT IS THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEXSM1?

The Dow Jones U.S. Completion Total Stock Market Index is a market capitalization-weighted index of approximately 4,000 U.S. equity securities. It measures the performance of all small- and mid-cap stocks regularly traded on the American and New York Stock exchanges and the Nasdaq over-the-counter market. The Dow Jones U.S. Completion Total Stock Market Index includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index. See ADDITIONAL INFORMATION ON THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX on page 14 for further information.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund seeks to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index. The Dow Jones U.S. Completion Total Stock Market Index measures the performance of all small- and mid-cap stocks as measured by the Dow Jones U.S. Completion Total Stock Market Index less the stocks in the S&P 500 Index. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

We are the Fund's investment adviser. Unlike other mutual funds that directly acquire and manage their own portfolio securities, we will attempt to achieve the objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC (BlackRock Investment Advisors, LLC and BlackRock Investment Management, LLC are collectively referred to herein as BlackRock), with a substantially similar investment objective. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

To track the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, under normal market conditions, BlackRock will normally invest at least 80% of the Extended Market Portfolio's assets in securities of companies or other financial instruments that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index. This strategy may be changed upon 60 days' written notice to shareholders. In seeking to mirror the performance of the Dow Jones U.S. Completion Stock Market Index, BlackRock attempts to allocate the Extended Market Portfolio's investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones U.S. Completion Total Stock Market Index as a whole. It will not be BlackRock's intent, however, to fully replicate the Dow Jones U.S. Completion Total Stock Market Index. BlackRock may exclude any Dow Jones U.S. Completion Total Stock Market Index stock from the Extended Market Portfolio due to that stock's illiquidity, high transaction costs, or small weighting in the index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CASH  FLOW AND  TRACKING  ERROR  RISK:  While the Fund and the  Extended  Market
Portfolio attempt to match the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, the ability of the Fund and the Extended Market Portfolio to meet their investment objective depends to some extent on the cash flow in and out of the Fund and other investors in the Extended Market Portfolio. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, it may result in the Extended Market Portfolio having to buy or sell stocks in its portfolio. Changes in the cash flow of the Fund and the Extended Market Portfolio may affect how closely the Extended Market Portfolio will mirror the Dow Jones U.S. Completion Total Stock Market Index. Because of the differences between the index and the portfolio of the Extended Market Portfolio,


[footnote]
1
"Dow Jones," and "The Dow Jones U.S. Completion Total Stock Market IndexSM" are service marks of Dow Jones & Company, Inc.

===============================================================================
2 | USAA EXTENDED MARKET INDEX FUND

===============================================================================

the Fund in turn may not track the Dow Jones U.S. Completion Total Stock Market Index perfectly. Because the Extended Market Portfolio selects a representative sample of stocks from the Dow Jones U.S. Completion Total Stock Market Index as opposed to investing in each stock composing the index, tracking error may at times be higher than a fund that invests in each stock of the Dow Jones U.S. Completion Total Stock Market Index.

MANAGEMENT RISK: Management risk is the possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results. The Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results.

MASTER-FEEDER STRUCTURE RISK: As a feeder fund in a master-feeder structure, the Fund is subject to certain risks. Actions of larger feeder funds may materially affect smaller feeder funds investing in the Extended Market Portfolio. For example, if a large feeder fund withdraws from the Extended Market Portfolio, the remaining funds may experience proportionately higher operating expenses, resulting in lower returns (however, this possibility exists as well for traditionally structured funds that have large institutional investors). Additionally, the Extended Market Portfolio may own fewer stocks than that of the market index, resulting in increased portfolio risk. Also, feeder funds with a greater pro rata ownership in the Extended Market Portfolio could have effective voting control of the operations of the Extended Market Portfolio.

SMALL- AND MID-CAPITALIZATION RISK: Small- and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. These companies also may have limited product lines, markets, or financial resources, and can be particularly sensitive to interest rates, borrowing costs, and earnings. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in securities of larger companies. In addition, small- and mid-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

DERIVATIVE RISK: The Extended Market Portfolio may use derivative instruments, which allow the Extended Market Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

|X| CREDIT RISK - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Extended Market Portfolio.

|X| CURRENCY RISK - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

|X| LEVERAGE RISK - the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

|X| LIQUIDITY RISK - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

|X| INDEX RISK - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Extended Market Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Extended Market Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. BlackRock attempts to keep the Extended Market Portfolio fully invested in securities that are representative of the Dow Jones U.S. Completion Total Stock Market Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the portfolio of the Extended Market Portfolio.

The  chart  on  the  following  page  illustrates  the  Fund's   volatility  and
performance from year to year for each full calendar year since the Fund's inception.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

================================================================================
   TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
================================================================================

                                                                  Prospectus | 3

USAA EXTENDED MARKET INDEX FUND
================================================================================

                          |X| RISK/RETURN BAR CHART |X|

[BARCHART]
Annual Returns for Periods Ended 12/31
*Fund began operations on October 27, 2000.

     CALENDAR YEAR         TOTAL RETURN
          01*                 -9.03%
          02                 -18.20%
          03                  43.44%
          04                  17.92%
          05                  10.11%
          06                  15.31%
          07                   4.71%
          08                 -39.35%

                THREE-MONTH YTD TOTAL RETURN
                     -9.56% (3/31/09)
   BEST QUARTER**                            WORST QUARTER**
   21.40% 2ND QTR. 2003                -26.43% 4TH QTR. 2008

**Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of the Dow Jones U.S. Completion Total Stock Market Index itself. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Inception
                                                                  Past 1 Year    Past 5 Years       10/27/00
------------------------------------------------------------------------------------------------------------------

  Return Before Taxes                                              -39.35%          -1.00%           -0.62%

  Return After Taxes on Distributions                              -39.88%          -1.66%           -1.15%

  Return After Taxes on Distributions and Sale of Fund Shares      -24.97%          -0.73%           -0.53%

  Dow Jones U.S. Completion Total Stock Market Index*
  (reflects no deduction for fees, expenses, or taxes)             -39.03%          -0.76%           -0.76%

* The Dow Jones Wilshire 4500 Full Cap Index (linked) includes the performance of the Dow Jones Wilshire 4500 Full Cap Index from the Fund's inception October 27, 2000, through June 30, 2008, and the performance of the Dow Jones Wilshire 4500 Completion Index from June 30, 2008, through December 31, 2008. On June 30, 2008, Dow Jones Indexes and Wilshire Associates finalized a conversion of the Dow Jones Wilshire 4500 Completion Index from a full-cap weighting to a float-adjusted weighting, and effective April 1, 2009, Dow Jones and Wilshire Associates ceased their agreement with each other. Thus, the Fund's benchmark, once known as the Dow Jones Wilshire 4500 Completion Index (Full Cap), now is referred to as the Dow Jones U.S. Completion Total Stock Market Index.

================================================================================

4 | USAA EXTENDED MARKET INDEX FUND

================================================================================

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, transfer agent, and legal fees. The figures below are based upon the actual combined expenses of the Fund, before reimbursements, and the Extended Market Portfolio during the past fiscal year ended December 31, 2008, and are calculated as a percentage of average net assets.

 Management Fee                                         .39%
 Distribution and Service (12b-1) Fees                  None
 Other Expenses                                         .51%
 TOTAL ANNUAL OPERATING EXPENSES                        .90%(A,B,C)

(a) Total Annual Operating Expenses and the Example below reflect the aggregate operating expenses (before reimbursements) of both the Fund and the Extended Market Portfolio.

(b) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of expense offset arrangements and extraordinary expenses) do not exceed an annual rate of 0.50% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

     Actual Total Annual Operating Expenses    .90%
     Reimbursement From IMCO                  (.40%)
     TOTAL ANNUAL OPERATING EXPENSES
        AFTER REIMBURSEMENT.                   .50%

(c) Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

================================================================================
12B-1 FEES: SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
================================================================================

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
        $92           $287          $498          $1,108

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

|X| HOW IS THE FUND'S PORTFOLIO MANAGED?

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the Dow Jones U.S. Completion Total Stock Market Index.

The Fund uses the "sampling" method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the Dow Jones U.S. Completion Total Stock Market Index was made up of technology stocks, the Extended Market Portfolio would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the Dow Jones U.S. Completion Total Stock Market Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

|X|  WHAT  ARE THE  BENEFITS  TO AN  INVESTOR  OF USING A  PASSIVE  OR  INDEXING
APPROACH?

Indexing appeals to many investors because it:

|X|  Provides simplicity through a straightforward market-matching strategy,

|X| Generally provides diversification by investing in a wide variety of companies and industries,

|X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

|X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

|X|  HOW WILL THE FUND SEEK TO MATCH THE INDEX?

In seeking to match the performance of the Dow Jones U.S. Completion Total Stock Market Index, BlackRock will attempt to allocate the investments of the Extended Market Portfolio so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks and derivative instruments in its portfolio are similar to the Dow Jones U.S. Completion Total Stock Market Index as a whole.

================================================================================
                                                                  Prospectus | 5

USAA EXTENDED MARKET INDEX FUND
================================================================================

The ability of the Extended Market Portfolio to replicate the total return of its respective index may be affected by, among other things, transaction costs, administration, and other expenses incurred by it, taxes, changes in either the composition of the index or the assets of the Extended Market Portfolio, and the timing and amount of the Extended Market Portfolio investors' contributions and withdrawals, if any. In addition, the Extended Market Portfolio's total return will be affected by incremental operating costs (E.G., transfer agency, accounting) that will be borne by the Extended Market Portfolio. Under normal circumstances, BlackRock anticipates that the Extended Market Portfolio's total return over periods of one year and longer will, on a gross basis and before taking into account expenses (incurred at either the master series or feeder fund level) be within 50 basis points (a basis point is one one-hundredth of one percent (0.01%)) of the total return of the applicable index. There can be no assurance, however, that this level of correlation will be achieved. In the event that this correlation is not achieved over time, the Board of Directors of the Extended Market Portfolio will consider alternative strategies.

|X| WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

Under normal market conditions, the Extended Market Portfolio's assets generally will be invested in stocks or other financial instruments, which are components of or correlated with the Dow Jones U.S. Completion Total Stock Market Index. Consistent with these conditions, the Extended Market Portfolio may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees or to maintain full exposure to the index.

The Extended Market Portfolio may invest up to 15% of its net assets in illiquid securities and repurchase agreements maturing in more than seven days and may engage in securities lending.

The Extended Market Portfolio may invest in derivative instruments, and may at times invest a significant portion of its assets in options and futures contracts linked to the performance of the Dow Jones U.S. Completion Total Stock Market Index or other indices that are highly correlated with the Dow Jones U.S. Completion Total Stock Market Index. Derivatives allow the Extended Market Portfolio to increase or decrease its exposure to the Dow Jones U.S. Completion Total Stock Market Index quickly and at less cost than buying or selling stocks. The Extended Market Portfolio will invest in options, futures, and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, and to keep trading costs low. In connection with the use of derivative instruments, the Extended Market Portfolio may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

================================================================================
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
================================================================================

For a description of the futures and options the Extended Market Portfolio may use and some of their associated risks, see INVESTMENT POLICIES in the statement of additional information.

|X| HOW DO FUNDS IN A MASTER-FEEDER STRUCTURE OPERATE?

The Extended Market Portfolio is considered a master fund. The Fund is considered a feeder fund and invests all of its assets in the Extended Market Portfolio. The Extended Market Portfolio may also accept investments from other feeder funds, typically mutual funds or institutional investors. All feeder funds will invest in the Extended Market Portfolio under the same terms and conditions and will bear the Extended Market Portfolio's expenses in proportion to their assets. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. Therefore, investors in different feeder funds may experience different returns.

                               HOW A MASTER-FEEDER
                               STRUCTURE OPERATES:
                           You buy shares in the Fund

                                  [ARROW DOWN]

                                The Fund invests
                        in the Extended Market Portfolio

                                  [ARROW DOWN]

                      The Extended Market Portfolio invests
                   in Dow Jones U.S. Completion Total Stock
                   Market Index stocks and other securities

The Fund may withdraw its investment from the Extended Market Portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund's shareholders to do so. Certain changes in the Extended Market Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Extended Market Portfolio. Upon any such withdrawal, we would become responsible for directly managing the assets of the Fund. In addition, the Board of Trustees would then consider whether to invest in a different master portfolio or take other action, such as the selection of a subadviser. See APPOINTMENT OF SUBADVISERS on page 7 for additional information.

===============================================================================
6 | USAA EXTENDED MARKET INDEX FUND

===============================================================================

ADDITIONAL  INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND AND PORTFOLIO MANAGEMENT

The Board of Trustees supervises the business affairs of the Fund, while the business affairs of the Extended Market Portfolio are subject to the supervision of its Board of Directors. No trustee of the Fund also serves as a director of the Extended Market Portfolio.

MANAGEMENT AND ADVISORY SERVICES

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

================================================================================
     TOTAL ASSETS UNDER MANAGEMENT BY IMCO
     APPROXIMATELY $58 BILLION AS OF MARCH 31, 2009
================================================================================

We provide  certain  management  services to the Fund  pursuant to a  Management
Agreement. We are responsible for monitoring the services provided to the Extended Market Portfolio by BlackRock, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees' approval of the Fund's Management Agreement is available in the Fund's semiannual report to shareholders for periods ending June 30.

We receive no fee for providing these monitoring services. Investment of the Fund's assets in the Extended Market Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment. However, in the event the Fund's Board of Trustees determines it is in the best interest of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, we would be responsible for directly managing the assets of the Fund. In such event, the Fund would pay us an annual fee of three-tenths of one percent (0.30%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

We have voluntarily agreed to limit the total expenses of the Fund to the extent they exceed 0.50% of the Fund's average net assets, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time.

At the present time, the Fund seeks to achieve its investment objective by investing all of the Fund's assets in the Extended Market Portfolio. The Extended Market Portfolio has retained the services of BlackRock Advisors, LLC located at 100 Bellevue Parkway, Wilmington, Delaware 19809, as investment adviser. BlackRock Advisors, LLC, has entered into a subadvisory agreement with its affiliate, BlackRock Investment Management, LLC, which is responsible for the day-to-day management of the Extended Market Portfolio.

Under its Amended and Restated Management Agreement, BlackRock receives a fee from the Extended Market Portfolio, computed daily and paid monthly, at the annual rate of 0.01% of the average daily net assets of the Extended Market Portfolio.

PORTFOLIO MANAGER

BlackRock Advisors, LLC is a wholly owned subsidiary of BlackRock, Inc., one of the world's largest asset management firms with over $1 trillion in assets under management as of December 31, 2008. BlackRock has both the experience and expertise to offer a broad range of investment services to many diversified market segments.

DEBRA L. JELILIAN is primarily responsible for the day-to-day management of the Extended Market Portfolio's investments. Ms. Jelilian, managing director of BlackRock since 2009 also has been a director of BlackRock since 2006 and has been a member of the Extended Market Portfolio's management team since 2000. Ms. Jelilian has 15 years' experience in investing and managing index investments.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

APPOINTMENT OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange Commission that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to withdraw the Fund's interest from the Extended Market Portfolio and retain a subadviser to manage the Fund outside of a master-feeder structure or subsequently to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PORTFOLIO TURNOVER

Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. We do not expect the Portfolio to have a high portfolio turnover rate.

================================================================================
   ANNUAL  PORTFOLIO  TURNOVER RATE:  MEASURES THE RATE OF TRADING ACTIVITY IN A
   FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
================================================================================

================================================================================
                                                                  Prospectus | 7

USAA EXTENDED MARKET INDEX FUND
================================================================================

ADMINISTRATIVE AND SUBADMINISTRATIVE SERVICES

Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Trustees in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.38% of the average daily net assets of the Fund. Up to 0.10% of this fee shall be paid to BlackRock for subadministrative services provided on our behalf. We also may delegate one or more of our responsibilities to others at our expense.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following

===============================================================================
8 | USAA EXTENDED MARKET INDEX FUND

===============================================================================

foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X|  $3,000 ($250 for IRAs)

ADDITIONAL PURCHASES

|X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that may apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

===============================================================================
                                                                  Prospectus | 9

USAA EXTENDED MARKET INDEX FUND
===============================================================================

How to Redeem by...

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800)-292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 8. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of the Funds. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as

===============================================================================
10 | USAA EXTENDED MARKET INDEX FUND

===============================================================================

engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT FUND PRICE AND TOTAL RETURN

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or FUND NUMBER of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online service, you may do so by using its TICKER SYMBOL.

================================================================================
         Fund Number                            73
         Newspaper Symbol                 ExtMktIn
         Ticker Symbol                       USMIX
================================================================================

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other

================================================================================
                                                                 Prospectus | 11

USAA EXTENDED MARKET INDEX FUND
================================================================================

mutual funds with similar investment objectives and to relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                   OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

The Fund's investment in the Extended Market Portfolio is valued at the NAV of the Extended Market Portfolio's shares held by the Fund, which is calculated on the same day and time as the Fund. The assets of the Extended Market Portfolio are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the Extended Market Portfolio's Board of Directors.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM DIVIDENDS AND INTEREST GENERATED BY THE FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X|  SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X|  WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and other distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify  that he or she is not subject to backup  withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

==============================================================================
12 | USAA EXTENDED MARKET INDEX FUND

===============================================================================

SHAREHOLDER MAILINGS

|X|  HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X|  ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Fund's  financial
statements, are included in the annual report, which is available upon request.


                                                                              Year Ended December 31,
                                                         ---------------------------------------------------------------------------
                                                           2008           2007            2006         2005          2004
                                                         ---------------------------------------------------------------------------

 Net asset value at beginning of period                  $  13.16       $  13.31        $   12.10    $  11.25      $   9.71
                                                         ---------------------------------------------------------------------------
 Income (loss) from investment operations:
     Net investment income                                    .11            .12              .14         .08           .06
     Net realized and unrealized gain (loss) on
      investments and futures transactions                  (5.32)            51             1.71        1.06          1.68
                                                         ---------------------------------------------------------------------------
 Total from investment operations                           (5.21)           .63             1.85        1.14          1.74
                                                         ---------------------------------------------------------------------------
 Less distributions:
     From net investment income                              (.11)          (.12)            (.14)       (.08)         (.14)
     From realized capital gains                             (.31)          (.66)            (.50)       (.21)         (.06)
                                                         ---------------------------------------------------------------------------
 Total distributions                                         (.42)          (.78)            (.64)       (.29)         (.20)
                                                         ---------------------------------------------------------------------------
 Net asset value at end of period                        $   7.53       $  13.16        $   13.31    $  12.10      $  11.25
                                                         ===========================================================================
 Total return (%)*                                         (39.35)          4.71(b)         15.31       10.11         17.92

Net assets at end of period (000)                        $194,859       $310,168        $ 252,844    $174,199      $121,169

Ratios to average net assets:**
     Expenses, including expenses of the Master
       Extended Market Index Series (%)(a)                    .50            .50(b)           .50         .50           .50
     Expenses before reimbursements, including expenses
       of the Master Extended Market Index Series (%)(a)      .90            .79(b)           .82         .76           .80
     Net investment income (%)                               1.08            .92             1.23         .84           .70

Portfolio turnover (%)***                                      33             33               24          18            23

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

 ** For the year ended December 31, 2008, average net assets were $256,679,512.

*** Represents  the  portfolio  turnover  of the Master  Extended  Market  Index
    Series.

(a) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(b) For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

===============================================================================
                                                                 Prospectus | 13

USAA EXTENDED MARKET INDEX FUND
================================================================================

ADDITIONAL INFORMATION ON THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Neither Dow Jones nor Dow Jones U.S. Completion Total Stock Market Index has any relationship to BlackRock Advisors, LLC, or USAA Mutual Funds Trust.

DOW JONES AND DOW JONES U.S.  COMPLETION TOTAL STOCK MARKET INDEX DO NOT:

|X|  Sponsor, endorse, sell, or promote the Fund.

|X|  Recommend that any person invest in the Fund or any other securities.

|X| Have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund.

|X| Have any responsibility or liability for the administration, management, or marketing of the Fund.

|X| Consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index or have any obligation to do so.

================================================================================
NEITHER DOW JONES NOR DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUND. SPECIFICALLY,

NEITHER DOW JONES NOR DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AND DOW JONES AND DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX DISCLAIM ANY WARRANTY ABOUT:

O THE RESULTS TO BE OBTAINED BY THE FUND, THE OWNER OF THE FUND, OR ANY OTHER PERSON IN CONNECTION WITH THE USE OF THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX AND THE DATA INCLUDED IN THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX;

O THE ACCURACY OR COMPLETENESS OF THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX AND ANY RELATED DATA;

O THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX AND/OR ITS RELATED DATA;

NEITHER DOW JONES NOR DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX WILL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS IN THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX OR RELATED DATA;

UNDER NO CIRCUMSTANCES WILL DOW JONES OR DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF DOW JONES OR DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX KNOWS THAT THEY MIGHT OCCUR.

================================================================================
14 | USAA EXTENDED MARKET INDEX FUND

                                      NOTES

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================
IF YOU WOULD LIKE MORE  INFORMATION  ABOUT THE FUND, YOU MAY CALL (800) 531-USAA
(8722) TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL  INFORMATION
(SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE TO AND LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED, FREE OF CHARGE, ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.
================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)
                                                                 [GRAPHIC]
                                                                 Recycled Paper


42886-0509      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                               S&P 500 Index Fund

                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA S&P 500 INDEX FUND
     (MEMBER SHARES AND REWARD SHARES)
     MAY 1, 2009
     ===============================


TABLE OF CONTENTS
-----------------------------------------------------------------------------

Overview of an Index Fund                                                   2

What Are the Fund's Investment Objective and Principal Strategy?            2

What Are the Principal Risks of Investing in This Fund?                     2

Could the Value of Your Investment in This Fund Fluctuate?                  3

Fees and Expenses                                                           4

Fund Investments                                                            5

Fund Management                                                             5

Using Mutual Funds in an Investment Program                                 7

How to Invest                                                               7

How to Convert Shares                                                       8

How to Redeem                                                               9

How to Exchange                                                             9

Other Important Information About Purchases, Redemptions, and Exchanges    10

Shareholder Information                                                    11

Financial Highlights                                                       13

Additional Information on the S&P 500 Index                                15


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA S&P 500 INDEX FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

WHAT IS AN INDEX FUND?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

WHAT IS THE S&P 500 INDEX(1)?

The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Each stock in the index contributes to the index in the same proportion as the value of its shares, and most of these stocks are listed on the New York Stock Exchange. See ADDITIONAL INFORMATION ON THE S&P 500 INDEX on page 15 for further information.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund seeks to match, before fees and expenses, the performance of the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

We are the Fund's investment adviser. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to mirror the performance of the S&P 500 Index, NTI attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

CASH FLOW AND TRACKING ERROR RISK: While the Fund attempts to match the S&P 500 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the S&P 500 Index. Because of the differences between the index and the Fund's portfolio, the Fund may not track the S&P 500 Index perfectly.

MANAGEMENT RISK: The Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher than normal portfolio turnover and transaction costs if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[FOOTNOTE]
1 "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use.

===============================================================================
2 | USAA S&P 500 INDEX FUND

===============================================================================

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. NTI attempts to keep the Fund fully invested in securities that are representative of the S&P 500 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

The Fund is divided into two classes of shares, Member Shares and Reward Shares. The following bar chart illustrates the volatility and performance of the Fund's Member Shares from year to year for each full calendar year over the past 10 years.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

================================================================================
TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
-===============================================================================

          |X| RISK/RETURN BAR CHART |X|

[BARCHART]
Annual returns for periods ended 12/31
      CALENDAR YEAR            TOTAL RETURN
          99                       20.67%
          00                       -9.27%
          01                      -12.09%
          02                      -22.19%
          03                       28.05%
          04                       10.51%
          05                        4.77%
          06                       15.54%
          07                        5.32%
          08                      -37.13%

                          THREE-MONTH YTD TOTAL RETURN
                                -11.04% (3/31/09)
  BEST QUARTER*                                            WORST QUARTER*
  15.26% 3th Qtr. 2003                              -21.99% 4th Qtr. 2008

 * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Member Shares' and Reward Shares' average annual total returns for the periods indicated compared to those of the S&P 500 Index itself. The after-tax returns for the Member Shares are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and realized capital gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you. The before-tax and after-tax returns for the Reward Shares will differ.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA S&P 500 INDEX FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

--------------------------------------------------------------------------------
                                         PAST     PAST 5    PAST 10    SINCE
                                        1 YEAR    YEARS      YEARS   INCEPTION*
--------------------------------------------------------------------------------

(S&P 500 INDEX FUND MEMBER SHARES)
Return Before Taxes**                   -37.13%   -2.40%    -1.62%      4.27%

Return After Taxes on Distributions**   -37.34%   -2.65%    -2.03%      3.81%

Return After Taxes on Distributions
and Sale of Fund Shares**               -23.75%   -1.92%    -1.42%      3.60%

(S&P 500 INDEX FUND REWARD SHARES)
Return Before Taxes**                   -37.07%   -2.29%      n/a      -0.97%

S&P 500 Index (reflects no deduction
for fees, expenses, or taxes)***        -37.00%   -2.19%    -1.38%      4.34%


* The inception date of the S&P 500 Index Fund Member Shares is May 1, 1996, while the inception date of the S&P 500 Index Fund Reward Shares is May 1, 2002.

** Excludes $10 account maintenance fee, which is waived for accounts of $10,000 or more

*** The average annual total return for the S&P 500 Index from May 1, 2002--the inception date of the Fund's Reward Shares--through December 31, 2008, was 4.34%.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below for the Member Shares and Reward Shares are based on the actual expenses of the Fund, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal year ended December 31, 2008, and are calculated as a percentage of average net assets.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

Redemption Fee                                  None

Annual Account Maintenance Fee         $10 (for Member Share
                                     accounts under $10,000)(a)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

--------------------------------------------------------------------------------
                                       MEMBER SHARES       REWARD SHARES
--------------------------------------------------------------------------------
Management Fee                             .10%              .10%

Distribution and Service (12b-1) Fees       None             None

Other Expenses                             .27%              .11%

Acquired Fund Fees and Expenses            .01%(b)           .01%(b)

TOTAL ANNUAL OPERATING EXPENSES            .38%(C,E)         .22%(D,E)

(a) USAA Shareholder Account Services, the Fund's transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. We deduct $2.50 per quarter from your account to pay the annual fee. You will not be charged this fee if you maintain an account balance of $10,000 or more. See DIVIDENDS AND OTHER DISTRIBUTIONS on page 12 for further information.

(b) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on pages 13 & 14.

(c) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Member Shares so that the total annual operating expenses of the Member Shares (exclusive of expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Share's average daily net assets. With this reimbursement, the Member Shares' actual total annual operating expenses were as follows:

      Actual Total Annual Operating Expenses
        (excluding acquired fund fees and expenses)      .37%
      Reimbursement From IMCO                           (.12%)
      TOTAL ANNUAL OPERATING EXPENSES
        AFTER REIMBURSEMENT                              .25%

(d) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Reward Shares so that the total annual operating expenses of the Reward Shares (exclusive of expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.09% of the Reward Share's average daily net assets. With this reimbursement, the Reward Shares' actual total annual operating expenses were as follows:

      Actual Total Annual Operating Expenses
        (excluding acquired fund fees and expenses)      .21%
      Reimbursement From IMCO                           (.12%)
      TOTAL ANNUAL OPERATING EXPENSES
        AFTER REIMBURSEMENT                              .09%

(e) Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratios by less than 0.01% for the Member Shares and Reward Shares.

================================================================================
4 | USAA S&P 500 INDEX FUND

================================================================================

================================================================================
12B-1 FEES: SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
================================================================================

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund's Member Shares and Reward Shares with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return,
(2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------

MEMBER SHARES           $39     $122      $213       $480
REWARD SHARES           $23      $71      $124       $280

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

|X| HOW IS THE FUND'S PORTFOLIO MANAGED?

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the S&P 500 Index.

The Fund uses the "sampling" method of indexing. Under this approach, the Fund selects a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of the S&P 500 Index was made up of technology stocks, the Fund would invest approximately 10% of its assets in some, but not all, of the technology stocks included in the S&P 500 Index. This approach generally is less expensive than buying and holding all of the stocks in a particular index.

|X| WHAT ARE THE BENEFITS TO AN INVESTOR OF USING A PASSIVE OR INDEXING
APPROACH?

Indexing appeals to many investors because it:

|X| Provides simplicity through a straightforward market-matching strategy,

|X| Generally provides diversification by investing in a wide variety of companies and industries,

|X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

|X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

|X| HOW  WILL THE FUND SEEK TO  MATCH THE INDEX?

In seeking to mirror the performance of the S&P 500 Index, NTI will attempt to allocate the investments of the USAA S&P 500 Index Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index's value.

Over the long term (I.E., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the S&P 500 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the S&P 500 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

|X| WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

Under normal market conditions, the Fund's assets will be invested, as is practical, in stocks included in the S&P 500 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options.

The Fund will generally invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

================================================================================
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
================================================================================

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

MANAGEMENT AND ADVISORY SERVICES

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

================================================================================
                                                                  Prospectus | 5

USAA S&P 500 INDEX FUND
================================================================================

================================================================================
TOTAL ASSETS UNDER MANAGEMENT BY IMCO
APPROXIMATELY $58 BILLION AS OF MARCH 31, 2009
================================================================================

We provide investment management services to the Fund pursuant to a Management Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees' approval of the Fund's Management and Subadvisory Agreements is available in the Fund's semiannual report to shareholders for periods ending June 30.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor a subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether a subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to a subadviser. The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocation without shareholder approval.

For our services, the Fund pays us an annual fee of one-tenth of one percent (0.10%) of average net assets, accrued daily and paid monthly. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

We have voluntarily agreed to waive our annual management fees to the extent that total expenses of the Fund's Member Shares exceed 0.25% of the average net assets of Member Shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses, and total expenses of the Fund's Reward Shares exceed 0.09% of the average net assets of Reward Shares, before reductions of any expenses paid indirectly, and excluding acquired fund fees and expenses. We can modify or terminate these arrangements at any time. After reimbursements made to the Fund for the fiscal year ended December 31, 2008, we did not receive any management fees.

PORTFOLIO MANAGER

We have entered into a Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of the Fund's assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund's Board of Trustees and us, in accordance with the Fund's investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of December 31, 2008, NTI and its affiliates had assets under custody of $3 trillion, and assets under investment management of $558.8 billion.

BRENT REEDER is primarily responsible for the day-to-day management of the Fund. Mr. Reeder is a senior vice president of NTI. He has had responsibility for the Fund since December 2006. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PORTFOLIO TURNOVER

Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. We do not expect the Fund to have a high portfolio turnover rate.

================================================================================
ANNUAL PORTFOLIO TURNOVER RATE MEASURES THE RATE OF TRADING ACTIVITY IN A FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
================================================================================

ADMINISTRATIVE SERVICES

Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Trustees in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund. We also may delegate one or more of our responsibilities to others at our expense.

===============================================================================
6 | USAA S&P 500 INDEX FUND

===============================================================================

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 12 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

MEMBER SHARES - INITIAL PURCHASE

|X| $3,000 ($2,000 for IRAs)

MEMBER SHARES - ADDITIONAL PURCHASES

|X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through

===============================================================================
                                                                  Prospectus | 7

USAA S&P 500 INDEX FUND
================================================================================

    payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

    There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

REWARD SHARES - INITIAL PURCHASE

|X| $100,000 for new investors; or

|X| Fund shares held through the USAA Strategic Fund  Adviser(R)  program,  USAA
    Private Investment Management, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio. (see HOW TO CONVERT SHARES below).

    Until we verify that you are indeed  eligible  for Reward  Shares,  you will
    hold  Member  Shares,   which  will  be  converted  to  Reward  Shares  upon
    verification.

REWARD SHARES - ADDITIONAL PURCHASES

|X| $50 per transaction minimum, per account.

--------------------------------------------------------------------------------
NOTE: Reward Shares are not available to: SIMPLE IRAs, SEP IRAs, KEOGHs, 403(b) custodian accounts, accounts held in pension plans, profit sharing plans, accounts maintained by financial intermediaries (excluding USAA companies), accounts held by corporations (excluding USAA companies), and other accounts receiving special services from IMCO, except for USAA Strategic Fund Adviser program, USAA Private Investment Management, USAA Federal Savings Bank Trust Department, or USAA Global Opportunities Portfolio accounts.
--------------------------------------------------------------------------------

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X| To open an account, send your application and check to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

BANK WIRE

|X| To add to your  account,  visit us at  USAA.COM or  MOBILE.USAA.COM  or call
    (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that may apply to your USAA brokerage account.

HOW TO CONVERT SHARES

CONVERSION INTO REWARD SHARES

We will convert Member Shares into Reward Shares if you meet any of the following criteria:

|X| Your account balance in the Fund is at least $100,000; or

|X| You hold Fund shares  through the USAA Strategic  Fund  Adviser(R)  program,
    USAA  Private  Investment  Management,   USAA  Federal  Savings  Bank  Trust
    Department, or USAA Global Opportunities Portfolio.

CONVERSION INTO MEMBER SHARES

If you no longer meet the requirements for our Reward Shares, the Fund may reclassify your Reward Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in

===============================================================================
8 | USAA S&P 500 INDEX FUND

===============================================================================

such a conversion. Market movement alone, however, will not result in a conversion. We will notify you in writing before any mandatory conversion into Member Shares.

If your account held Reward Shares as of April 30, 2006, and does not satisfy the above criteria, you may continue to hold Reward Shares and are eligible to purchase additional Reward Shares in your account, provided that you continue to satisfy the eligibility criteria that were previously in effect and on which the purchase of your Reward Shares were based.

PRICING

If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X| Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X| Send your written instructions to:

    REGULAR MAIL:
    USAA Investment Management Company
    P.O. Box 659453
    San Antonio, TX 78265-9825

    REGISTERED OR EXPRESS MAIL:
    USAA Investment Management Company
    9800 Fredericksburg Road
    San Antonio, TX 78240

FAX

|X| Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X| Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free  (800)  531-USAA
    (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 7. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

===============================================================================
                                                                  Prospectus | 9

USAA S&P 500 INDEX FUND
================================================================================

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include that each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds,  USAA Short-Term Bond Fund, and USAA
    Tax Exempt Short-Term Fund;

|X| Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases  and sales made  through  USAA  Strategic  Fund  Adviser(R),  USAA
    Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA  institutional shares for use in USAA Target
    Retirement Funds; and

|X| Other   transactions   that  are  not   motivated  by   short-term   trading
    considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with

===============================================================================
10 | USAA S&P 500 INDEX FUND

===============================================================================

financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X| Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT FUND PRICE AND TOTAL RETURN

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or FUND NUMBER of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online service, you may do so by using its TICKER SYMBOL.

================================================================================
                                   FUND FACTS

INCEPTION DATE                               FUND NUMBER
Member Shares - may 1, 1996                  Member Shares - 34
Reward Shares - may 1, 2002                  Reward Shares - 33

NEWSPAPER SYMBOL                             TICKER SYMBOL
Member Shares - S&Pldx                       Member Shares - USSPX
Reward Shares - S&P REWARD                   Reward Shares - USPRX
================================================================================

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m.
Eastern time) each day that the NYSE is open for regular trading. The Fund calculates a separate NAV for each class of shares. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported, the average of the bid and asked prices generally is used.

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

================================================================================
                                                                 Prospectus | 11

USAA S&P 500 INDEX FUND
================================================================================

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

If your account balance is less than $10,000, the transfer agent will automatically deduct a $10 annual account maintenance fee from your account. The $10 account maintenance fee is deducted at a rate of $2.50 per quarter. The account maintenance fee may be deducted from the dividend income paid to your account or a sufficient number of shares may be redeemed from your account to pay the account maintenance fee. Any account maintenance fee deducted from the dividend income paid to your account will be treated as taxable income even though not received by you. The annual account maintenance fee may be changed upon at least 30 days' notice to you.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

A conversion between classes of shares of the same fund is a nontaxable event. However, a conversion between classes of shares of different funds is a taxable event.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

==============================================================================
12 | USAA S&P 500 INDEX FUND

===============================================================================

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of the Fund's Member and Reward Shares over a five-year period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor in Member and Reward Shares would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Fund's  financial
statements, are included in the annual report, which is available upon request.

                              |X| MEMBER SHARES |X|

                                                                 YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------
                                              2008           2007         2006           2005         2004
                                       ------------------------------------------------------------------------
Net asset value at beginning of period     $    21.98   $    21.24     $    18.70    $    18.15    $    16.70
                                       ------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                           .39          .39            .35           .30           .29
  Net realized and unrealized gain (loss)       (8.47)         .74           2.53           .55          1.45
                                       ------------------------------------------------------------------------
Total from investment operations                (8.08)        1.13           2.88           .85          1.74
                                       ------------------------------------------------------------------------
Less distributions from:
  Net investment income                          (.39)        (.39)          (.34)         (.30)         (.29)
                                       ------------------------------------------------------------------------
Net asset value at end of period           $    13.51   $    21.98     $    21.24    $    18.70    $    18.15
                                       ========================================================================
Total return (%)*                              (37.13)        5.32(a)       15.54          4.77         10.51

Net assets at end of period (000)          $1,446,160   $2,315,340     $2,248,677    $2,292,568    $2,230,916

Ratios to average net assets:**
  Expenses (%)(b),(c)                             .23          .19(a)         .19           .19           .30
  Expenses, excluding reimbursements (%)(c)       .37          .33            .34           .33           .33
  Net investment income (%)                      2.12         1.76           1.73          1.68          1.71

Portfolio turnover (%)                              3            5              4             6             3

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**  For  the  year  ended   December   31,   2008,   average   net  assets  were
    $1,913,616,000.

(a) For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Effective May 1, 2008, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.25% of their annual average net assets. Prior to May 1, 2008, the Manager voluntarily agreed to reimburse the Member Shares for expenses in excess of 0.19% of their annual average net assets from October 1, 2004, through April 30, 2008; 0.35% from May 1, 2003, through September 30, 2004.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

===============================================================================
                                                                 Prospectus | 13

USAA S&P 500 INDEX FUND
================================================================================

                             |X| REWARD SHARES |X|

                                                                  YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                                 2008         2007         2006         2005         2004
                                             ------------------------------------------------------------------

Net asset value at beginning of period       $    21.99   $    21.25    $    18.70   $   18.15    $    16.70
                                             ------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income                          .41          .41           .36         .32           .32
     Net realized and unrealized gain (loss)      (8.48)         .74          2.55         .55          1.44
                                             ------------------------------------------------------------------
Total from investment operations                  (8.07)        1.15          2.91         .87          1.76
                                             ------------------------------------------------------------------
Less distributions from:
     Net investment income                         (.41)        (.41)         (.36)       (.32)         (.31)
                                             ------------------------------------------------------------------
Net asset value at end of period             $    13.51   $    21.99    $    21.25   $   18.70    $    18.15
                                             ==================================================================
Total return (%)*                                               5.42(a)      15.71        4.86         10.67

Net assets at end of period (000)            $  697,750   $1,040,077    $  952,147   $ 506,999    $  478,189

Ratios to average net assets:**
     Expenses (%)(b),(c)                            .09          .09(a)        .09         .09           .15
     Expenses, excluding reimbursements (%)(c)      .21          .20           .20         .19           .19
     Net investment income (%)                     2.27         1.86          1.85        1.78          1.88

Portfolio turnover (%)                                3            5             4           6             3

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**  For the year ended December 31, 2008, average net assets were $913,529,000.

(a) For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agency fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Effective October 1, 2004, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their average annual net assets. Prior to October 1, 2004, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.17% of their average annual net assets from May 1, 2002, through September 30, 2004.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

===============================================================================
14 | USAA S&P 500 INDEX FUND

===============================================================================

ADDITIONAL INFORMATION ON THE S&P 500 INDEX

The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

===============================================================================
                                                                 Prospectus | 15

                                                                 ==============
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                                                                     USAA
                                                                 ==============
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  At USAA.COM click: MY DOCUMENTS
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================================================================================
IF YOU WOULD LIKE MORE  INFORMATION  ABOUT THE FUND, YOU MAY CALL (800) 531-USAA
(8722) TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL  INFORMATION
(SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE TO AND LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED, FREE OF CHARGE, ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.
================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)
                                                                      [GRAPHIC]
                                                                       Recycled
                                                                         Paper
================================================================================
28082-0509      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                              Nasdaq-100 Index Fund

                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA NASDAQ-100 INDEX FUND
     MAY 1, 2009
     ===============================


TABLE OF CONTENTS
-----------------------------------------------------------------------------

Overview of an Index Fund                                                   2

What Are the Fund's Investment Objective and Principal Strategy?            2

What Are the Principal Risks of Investing in This Fund?                     2

Could the Value of Your Investment in This Fund Fluctuate?                  3

Fees and Expenses                                                           4

Fund Investments                                                            4

Fund Management                                                             5

Using Mutual Funds in an Investment Program                                 6

How to Invest                                                               6

How to Redeem                                                               8

How to Exchange                                                             8

Other Important Information About Purchases, Redemptions, and Exchanges     9

Shareholder Information                                                    10

Financial Highlights                                                       12

Additional Information on the Nasdaq-100 Index                             14


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA NASDAQ-100 INDEX FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

OVERVIEW OF AN INDEX FUND

WHAT IS AN INDEX FUND?

An index fund is a mutual fund that attempts to mirror the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund's results. In this prospectus, we offer you an index fund that provides you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind, the target index is a model, not an actual portfolio. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.

WHAT IS THE NASDAQ-100 INDEX(1)?

The Nasdaq-100 Index is a modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain financial companies including investment companies. See ADDITIONAL INFORMATION ON THE NASDAQ-100 INDEX on page 14 for further information.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

We are the Fund's investment adviser. We have retained Northern Trust Investments, N.A. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

NTI will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in equity securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

SECTOR RISK: The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. High volatility or poor performance of the sectors will directly affect the Fund's performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

CASH FLOW AND TRACKING ERROR RISK: While the Fund attempts to match the Nasdaq-100 Index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund's performance may be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of the Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in the Fund's cash flow affect how closely the Fund will mirror the Nasdaq-100 Index. Because of the differences between the index and the Fund's portfolio, the Fund may not track the Nasdaq-100 Index perfectly.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

FOREIGN INVESTING RISK: Because the Fund may invest in securities of foreign issuers, it is subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; increased price volatility; different accounting, reporting, and disclosure requirements; and political or social instability.

[footnote]
(1) Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use.

===============================================================================
2 | USAA NASDAQ-100 INDEX FUND

===============================================================================

MANAGEMENT RISK: The Fund is subject to management risk in that there is no guarantee that the investment techniques and risk analyses used by the Fund's manager will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher than normal portfolio turnover and transaction costs than normal if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund negatively for that fiscal year.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. NTI attempts to keep the Fund's portfolio fully invested in securities that are representative of the Nasdaq-100 Index as a whole. Therefore, the value of your investment in this Fund will fluctuate with the changing market value of the investments in the Fund's portfolio.

The following bar chart illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

================================================================================
TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
-===============================================================================

                          |X| RISK/RETURN BAR CHART |X|
[BAR CHART]
Annual returns for periods ended 12/31
*Fund began operations on October 27, 2000.

     CALENDAR YEAR            TOTAL RETURN
          01*                      -33.48%
          02                       -37.90%
          03                        47.92%
          04                         9.94%
          05                         0.97%
          06                         6.45%
          07                        18.35%
          08                       -42.02%

                          THREE-MONTH YTD TOTAL RETURN
                                 2.14% (3/31/09)
   BEST QUARTER**                                             WORST QUARTER**
   34.46% 4th Qtr. 2001                                 -36.33% 3rd Qtr. 2001


 ** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The table on the following page shows how the Fund's average annual total returns for the periods indicated compared to those of the Nasdaq-100 Index itself. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table on the following page are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future.

================================================================================
                                                                  Prospectus | 3

USAA NASDAQ-100 INDEX FUND
================================================================================

                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

-------------------------------------------------------------------------------------------
                                                                      Since Inception
                                     Past 1 Year      Past 5 Years       10/27/00
-------------------------------------------------------------------------------------------

 Return Before Taxes                   -42.02%           -4.11%           -11.28%

 Return After Taxes on Distributions   -42.02%           -4.12%           -11.29%

 Return After Taxes on Distributions
 and Sale of Fund Shares               -27.31%           -3.44%            -8.83%

 Nasdaq-100 Index
 (reflects no deduction for fees,
 expenses, or taxes)                   -41.57%           -3.34%           -10.83%

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in the Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal year ended December 31, 2008, and are calculated as a percentage of average net assets.

Management Fee                                   .20%
Distribution and Service (12b-1) Fees            None
Other Expenses                                   .88%
TOTAL ANNUAL OPERATING EXPENSES                 1.08%(A,B)

(a) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the annual operating expenses of the Fund (exclusive of expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.78% of the Fund's average daily net assets. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses     1.08%
            Reimbursement From IMCO                    (.30%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                       .78%

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

================================================================================
12B-1 FEES: SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
================================================================================

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset or reimbursement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------
       $110           $343          $595          $1,317

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

|X| HOW IS THE FUND'S PORTFOLIO MANAGED?

The Fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Fund utilizes a "passive" or "indexing" investment approach in an attempt to match, as closely as possible, the performance of the Nasdaq-100 Index.

The Fund uses the "replication" method of indexing. Under this approach, the Fund holds each stock found in the target index in approximately the same proportions as represented in the index itself. For example, if 5% of the Nasdaq-100 Index were made up of the stock of a specific company, a fund tracking that index (such as the USAA Nasdaq-100 Index Fund) would invest approximately 5% of its assets in that company.

================================================================================

4 | USAA NASDAQ-100 INDEX FUND

================================================================================

|X|  WHAT  ARE THE  BENEFITS  TO AN  INVESTOR  OF USING A  PASSIVE  OR  INDEXING
APPROACH?

Indexing appeals to many investors because it:

|X|  Provides simplicity through a straightforward market-matching strategy,

|X| Generally provides diversification by investing in a wide variety of companies and industries,

|X| Tends to have lower costs because index funds do not have many of the expenses of actively managed funds such as research, and

|X| Usually has relatively low trading activity, so total brokerage commissions tend to be lower.

|X| HOW WILL THE FUND SEEK TO MATCH THE INDEX?

In seeking to mirror the performance of the Nasdaq-100 Index, NTI will attempt to allocate the investments of the USAA Nasdaq-100 Index Fund among stocks in approximately the same weightings as the index itself, beginning with the stocks that make up the larger portion of the index's value.

Over the long term (I.E., periods of three to five years), NTI will seek a correlation between the performance of the Fund, before expenses, and that of the Nasdaq-100 Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when the Nasdaq-100 Index rises and down in value when the index declines. In the unlikely event that the targeted correlation is not achieved, alternative structures may be considered.

|X| WILL THE FUND PURCHASE OTHER TYPES OF SECURITIES?

Under normal market conditions, the Fund's assets generally will be invested in stocks included in the Nasdaq-100 Index. However, the Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees.

The Fund generally will invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. The Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced. Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from FUTURES CONTRACTS and OPTIONS ON FUTURES CONTRACTS used for nonhedging purposes may be greater than that of investments for hedging purposes.

================================================================================
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS ARE GENERALLY USED AS A LOWER-COST METHOD OF GAINING EXPOSURE TO A PARTICULAR SECURITIES MARKET THAN INVESTING DIRECTLY IN THOSE SECURITIES.
================================================================================

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

MANAGEMENT AND ADVISORY SERVICES

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

=====================================================
TOTAL ASSETS UNDER MANAGEMENT BY IMCO
APPROXIMATELY $58 BILLION AS OF MARCH 31, 2009
=====================================================

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreement is available in the Fund's semiannual report to shareholders for periods ending June 30.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor a subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether a subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to a subadviser. The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

For our services, the Fund pays us an annual fee. The fee is computed at one-fifth of one percent (0.20%) of average net assets. In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund exceed 0.78% of the Fund's average net assets, before reductions of any expenses paid indirectly. We can modify or terminate this arrangement at any time. After reimbursements made to the Fund for the fiscal year ended December 31, 2008, we did not receive any management fees.

================================================================================
                                                                  Prospectus | 5

USAA NASDAQ-100 INDEX FUND
================================================================================

PORTFOLIO MANAGER

We have entered into a Subadvisory Agreement with NTI, located at 50 S. LaSalle Street, Chicago, Illinois 60603, to delegate the day-to-day discretionary management of the Fund's assets. Under this agreement, NTI manages the assets of the Fund, subject to the general supervision of the Fund's Board of Trustees and us, in accordance with the Fund's investment objective, policies, and restrictions. NTI is compensated directly by IMCO and not by the Fund.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies, and other institutional investors. NTI is a subsidiary of The Northern Trust Company (TNTC), an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans, and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations, and large corporate investors. As of December 31, 2008, NTI and its affiliates had assets under custody of $3 trillion, and assets under investment management of $558.8 billion.

BRENT REEDER is primarily responsible for the day-to-day management of the Fund. Mr. Reeder is a senior vice president of NTI. He has had responsibility for the Fund since December 2006. Mr. Reeder joined Northern Trust in 1993. For the past five years, he has managed quantitative equity portfolios.

The statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the Securities and Exchange  Commission
(SEC) that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

PORTFOLIO TURNOVER

Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the Fund's target index. The Fund is rebalanced as required to maintain tight tracking against index weightings and risk factors as well as cash flow and index changes. We do not expect the Fund to have a high portfolio turnover rate.

================================================================================
ANNUAL PORTFOLIO TURNOVER RATE MEASURES THE RATE OF TRADING ACTIVITY IN A FUND'S PORTFOLIO OF INVESTMENTS, EQUAL TO THE LESSER OF PURCHASES OR SALES, FOR A YEAR, DIVIDED BY AVERAGE TOTAL ASSETS DURING THAT YEAR.
================================================================================

ADMINISTRATIVE SERVICES

Under an Administration and Servicing Agreement, we generally assist the Fund's Board of Trustees in all aspects of the administration and servicing of the Fund. This agreement provides for the Fund to pay us a fee, computed daily and paid monthly, at an annual rate equal to 0.35% of the annual daily net assets of the Fund. We also may delegate one or more of our responsibilities to others at our expense.

USING MUTUAL FUNDS IN AN
INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA

===============================================================================
6 | USAA NASDAQ-100 INDEX FUND

===============================================================================

family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated net asset value (NAV).

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 11 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X|  $3,000 ($250 for IRAs)

ADDITIONAL PURCHASES

|X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

===============================================================================
                                                                  Prospectus | 7

USAA NASDAQ-100 INDEX FUND
================================================================================

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at  USAA.COM or MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that may apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 7. The investment minimums applicable to share purchases also apply

===============================================================================
8 | USAA NASDAQ-100 INDEX FUND

===============================================================================

to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of the fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all funds in the USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have

===============================================================================
                                                                  Prospectus | 9

USAA NASDAQ-100 INDEX FUND
===============================================================================

entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT FUND PRICE AND TOTAL RETURN

For the most current price and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or FUND NUMBER of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online service, you may do so by using its TICKER SYMBOL.

============================================================
FUND NUMBER                                          74
NEWSPAPER SYMBOL                             NASDAQ-100
TICKER SYMBOL                                     USNQX
============================================================

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE, (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                            TOTAL ASSETS - TOTAL LIABILITIES
                        ---------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and

===============================================================================
10 | USAA NASDAQ-100 INDEX FUND

===============================================================================

the subadviser will monitor for events that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Board of Trustees has approved the use of a fair value pricing service to provide fair value adjustments to assist us with the fair value pricing of the Fund's foreign securities.

Debt securities with maturities greater than 60 days are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us in consultation with the Fund's subadviser, if applicable, at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

================================================================================
                                                                 Prospectus | 11

USAA NASDAQ-100 INDEX FUND
================================================================================

|X|  Underreports dividend or interest income or

|X|  Fails to certify  that he or she is not subject to backup  withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X| ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Fund's  financial
statements, are included in the annual report, which is available upon request.

===============================================================================
12 | USAA NASDAQ-100 INDEX FUND

===============================================================================

                                                                              YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------
                                                    2008           2007           2006        2005           2004
                                                 -----------------------------------------------------------------------
 Net asset value at beginning of period           $   6.45       $   5.45       $   5.12     $   5.09       $   4.63
                                                 -----------------------------------------------------------------------
 Income (loss) from investment operations:
     Net investment income (loss)                     (.01)(a)       (.02)(a)       (.01)        (.01)(a)        .02
     Net realized and unrealized gain (loss)         (2.70)(a)       1.02(a)         .34          .06(a)         .44
                                                 -----------------------------------------------------------------------
 Total from investment operations                    (2.71)(a)       1.00(a)         .33          .05(a)         .46
                                                 -----------------------------------------------------------------------
 Less distributions from:
     Net investment income                               -              -              -         (.02)             -
                                                 -----------------------------------------------------------------------
 Net asset value at end of period                 $   3.74       $   6.45       $   5.45     $   5.12       $   5.09
                                                 =======================================================================
 Total return (%)*                                  (42.02)         18.35           6.45          .97           9.94(b)

 Net assets at end of period (000)                $ 94,024       $149,358       $127,286     $130,390       $133,433

 Ratios to average net assets:**
     Expenses (%)(c),(d)                               .78            .78            .80          .80            .83(b)
     Expenses, excluding reimbursements (%)(c)        1.08           1.01           1.11         1.03           1.05
     Net investment income (loss) (%)                 (.26)          (.27)          (.25)        (.24)           .37

 Portfolio turnover (%)                                  7             14              8           15              9

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

**   For the year ended December 31, 2008, average net assets were $126,498,000.

(a) Calculated using average shares. For the year ended December 31, 2008, average shares were 24,138,000.

(b) For the year ended December 31, 2004, the Manager voluntarily reimbursed the Fund for excise tax expense incurred. Excluding that reimbursement, the Fund's ratio of expenses to average net assets would have been 0.85%, and the Fund's total return would have not changed.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) Effective April 13, 2007, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.78% of its annual average net assets. Prior to April 13, 2007, the Manager voluntarily agreed to reimburse the Fund for expenses in excess of 0.80% of its annual average net assets from March 1, 2004, through April 12, 2007; and of 1.00% from May 1, 2003, through February 29, 2004.

================================================================================
                                                                 Prospectus | 13

USAA NASDAQ-100 INDEX FUND
================================================================================

ADDITIONAL INFORMATION
ON THE NASDAQ-100 INDEX

The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to USAA Mutual Funds Trust (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100 Index(R) or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index(R) or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

===============================================================================
14 | USAA NASDAQ-100 INDEX FUND

                                     NOTES

===============================================================================

                                                      ==============
9800 Fredericksburg Road                                 PRSRT STD
San Antonio, Texas 78288                               U.S. Postage
                                                          PAID
                                                          USAA
                                                      ==============
     SAVE PAPER AND FUND COSTS
     At USAA.COM click: MY DOCUMENTS
     Set preferences to USAA DOCUMENTS ONLINE


================================================================================

   IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, YOU MAY CALL (800) 531-USAA (8722) TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE TO AND LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED, FREE OF CHARGE, ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

   TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
   PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.

================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)
                                                                      [GRAPHIC]
                                                                      Recylced
                                                                        Paper

================================================================================
42887-0509    Investment Company Act File No. 811-7852            (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

                               Prospectus for the
                           Total Return Strategy Fund

                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ===============================
     PROSPECTUS
     USAA TOTAL RETURN STRATEGY FUND
     MAY 1, 2009
     ===============================


TABLE OF CONTENTS
------------------------------------------------------------------------------

What Are the Fund's Investment Objective and Principal Strategy?             2

What Are the Principal Risks of Investing in This Fund?                      2

Could the Value of Your Investment in This Fund Fluctuate?                   4

Fees and Expenses                                                            6

Fund Investments                                                             6

Fund Management                                                              9

Using Mutual Funds in an Investment Program                                 10

How to Invest                                                               11

How to Redeem                                                               12

How to Exchange                                                             13

Other Important Information About Purchases, Redemptions, and Exchanges     13

Shareholder Information                                                     14

Financial Highlights                                                        17



As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA TOTAL RETURN STRATEGY FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.


WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund's investment objective is to seek a positive return every calendar year and over the long term (five years and more) to achieve returns greater than the S&P 500 Index with less risk. The Fund's Board of Trustees may change the Fund's investment objective without shareholder approval.

In seeking to achieve its objective, the Fund utilizes four separate investment strategies.

|X|  First,  one  portion  of the  Fund's  assets  is  invested  pursuant  to an investment strategy of shifting the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We are the Fund's investment adviser and manage this portion of the Fund. We generally will invest at any given time substantially all of the Fund's assets allocated to us in either (1) stocks through the use of stock-based exchange-traded funds
     (ETFs), (2) investment-grade bonds through either ETFs or direct investment, or (3) cash equivalents through direct investment in short-term, high-quality money market instruments or money market funds.

|X| Second, another portion of the Fund's assets is invested pursuant to a market neutral investment strategy of investing primarily in long and short positions of common stock of large U.S. companies. We have retained Deutsche Investment Management Americas Inc. (DIMA) to serve as subadviser and manage this portion of the Fund.

|X| Third, in our attempt to reduce the Fund's volatility over time, the Fund employs an index option-based strategy at times when we believe stocks are significantly overpriced or are at a materially elevated risk of a major sell off based on our assessment of economic and market conditions. The strategy involves selling index call options and purchasing index put options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its stock portfolio, and the Fund could experience a loss in both the stock and option portions of its portfolio. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. We have retained Credit Suisse Securities (USA) LLC (CSSU) to serve as subadviser of this portion of the Fund. CSSU is responsible for managing the index option-based risk management strategy for the Fund.

|X|  Fourth,  in our attempt to enhance the Fund's  return and  diversification, the Fund also employs a global tactical asset  allocation  overlay strategy
     (GTAA) by investing in hedge or other funds that invests in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency contracts, and other derivative instruments such as swaps.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in stocks, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

ETF RISK: The Fund may invest a substantial portion of its assets in ETFs, which are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs holdings as the ETFs themselves in direct proportion to the allocation of the Fund's assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, each ETF is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the net asset value of such ETF (I.E., the ETF may trade at a discount or premium to its net asset value). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

CREDIT RISK: Fixed-income securities that may be held in the Fund's portfolio may be subject to credit risk. Credit risk is the possibility that an issuer of a fixed-income instrument such as a bond will fail to make timely payments of interest or principal. Also, to the extent the Fund invests in government securities, credit risk will be limited. We attempt to minimize the Fund's credit risk by investing in securities considered investment grade at the time of purchase. When evaluating potential investments for the Fund, our analysts also assess credit risk and its impact on the Fund's portfolio. Nevertheless, even investment-grade securities are typically subject to some credit risk. Securities in the

===============================================================================
2 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities. In addition, the ratings of securities are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. If the Fund purchases asset-backed or mortgage-backed securities that are "subordinated" to other interests in the same pool of assets, the Fund as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.

INTEREST RATE RISK: As a mutual fund that has the potential to invest in bonds, the Fund is subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

REALLOCATION RISK: The Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, the Fund will pay more in brokerage commissions than it would without a reallocation policy. As a result, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise. The Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a reallocation policy.

MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed. As a result, there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees and without shareholder approval, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher than normal portfolio turnover and transaction costs if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively for that fiscal year.

SECURITY SELECTION RISK: A risk that pervades all investing is the risk that the securities in the Fund's portfolio may not perform as predicted by the managers. Because the Fund takes both long and short positions, there is the risk that the value of the securities held long might decrease and the value of the securities sold short might increase in response to activities of an individual company or in response to general market conditions. In this case, the Fund's potential losses could exceed those of other mutual funds that hold only long stock positions.

SHORT SALE RISK: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, a Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

The use of short sales - in effect, leveraging the Fund's portfolio - could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

The Fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions. The Fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

INDUSTRY RISK: While the Fund does not concentrate in any industry, to the extent that the Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. This risk is increased to the extent that the managers overweight investments in a particular industry or sector.

DERIVATIVES RISK: Risks associated with derivatives include: the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives

================================================================================
                                                                  Prospectus | 3

USAA TOTAL RETURN STRATEGY FUND
================================================================================

transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

When the Fund invests in the GTAA strategy through a hedge or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will only use these instruments or GTAA Strategy if portfolio management believes that its return potential more than compensates for the extra risk associated with its use.

LEVERAGING RISK: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock, bond, or ETF. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results.

GTAA RISK: The success of the GTAA strategy depends, in part, on the investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small capitalization companies. The investment will be considered illiquid.

LIQUIDITY RISK: Liquidity risk is the risk that the fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its assets in illiquid securities.

PORTFOLIO TURNOVER RISK: To implement the Fund's principal investment strategies, the Fund's securities may need to be actively and frequently traded. The Fund's portfolio turnover rate will likely exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is also a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

The bar chart on the following page illustrates the Fund's volatility and performance from year to year for each full calendar year since the Fund's inception.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

================================================================================
TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
================================================================================

================================================================================

4 | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                          |X| RISK/RETURN BAR CHART |X|

[BAR CHART]
Annual returns for periods ended 12/31
*Fund began operations on January 24, 2005.

     CALENDAR YEAR         TOTAL RETURN
          06*                  5.09%
          07                   4.70%
          08                 -21.01%
------------------------------------------------------------------------------

                     THREE-MONTH YTD TOTAL RETURN
                          -7.84% (3/31/09)

BEST QUARTER**                                   WORST QUARTER**
5.74% 2nd Qtr. 2007                        -14.54% 4th Qtr. 2008

** Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

The following table shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indexes. The after-tax returns are shown in two ways: (1) assume that you owned shares of the Fund during the entire period and paid taxes on the Fund's distributions of taxable net investment income or realized capital gains, if any, and (2) assume that you paid taxes on the Fund's distributions of such income and gains and sold all shares at the end of each period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of Fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (IRA) or 401(k) plan, the after-tax returns shown in the table below are not relevant to you.

Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. This may be particularly true for the period prior to July 31, 2008, which is the date on which CSSU began managing the GTAA investment strategy for the Fund and March 1, 2007, which is the date on which DIMA assumed day-to-day management of a portion of the Fund's assets. Prior to that date, IMCO was solely responsible for managing the Fund's assets.


                      |X| AVERAGE ANNUAL TOTAL RETURNS |X|
                     For The Periods Ended December 31, 2008

--------------------------------------------------------------------------------
                                                                Since Inception
                                               Past 1 Year         1/24/05
--------------------------------------------------------------------------------

  Return Before Taxes                            -21.01%            -3.39%

  Return After Taxes on Distributions            -21.42%            -4.90%

  Return After Taxes on Distributions
  and Sale of Fund Shares                        -13.31%            -3.55%

  S&P 500 Index* (reflects no deduction
  for fees, expenses, or taxes)                  -37.00%            -4.33%+

  Lipper Flexible Portfolio Funds Index**
  (reflects no deduction for taxes)              -30.02%            -1.39%+

* The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

** The Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category. This category allocates its investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return.

+ The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated with a commencement date of January 31, 2005, while the Fund's inception date is January 24, 2005. There may be a slight variation in the comparative performance numbers because of this difference.

================================================================================
                                                                  Prospectus | 5

USAA TOTAL RETURN STRATEGY FUND
================================================================================

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly during the past fiscal period ended December 31, 2008, and are calculated as a percentage of average net assets.

Management Fee                                    .61%(a)
Distribution and Service (12b-1) Fees             None
Other Expenses                                   1.25%(b,c)
Acquired Fund Fees and Expenses                   .16%(d)
TOTAL ANNUAL OPERATING EXPENSES                  2.02%(E)

(a) A performance fee adjustment decreased the management fee of 0.65% by 0.04% for the fiscal year ended December 31, 2008. The performance adjustment is calculated by comparing the Fund's performance during the relevant performance period to that of the Lipper Flexible Portfolio Funds Index. See page 9 for more information about the calculation of the performance fee adjustment.

(b) Other Expenses also include dividends on short sales of 0.31%, which are dividends paid to lenders of borrowed securities. Dividend expenses will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

(c) After the fiscal year ended December 31, 2008, the Fund experienced a reduction in average net assets which may have an adverse effect on the Fund's expense ratio. Therefore, the Fund's other expenses reflect a potential increase based on asset projections for 2009, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 17.

(d) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies or hedge funds, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 17.

(e) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

================================================================================
12B-1 FEES: SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
================================================================================

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
       $205           $634         $1,088          $2,348

(NOTE: INCLUDES DIVIDEND EXPENSES ON SHORT SALES AND ACQUIRED FUND FEES AND EXPENSES)

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

IMCO

|X| WHAT IS THE INVESTMENT STRATEGY FOR THE PORTION OF THE FUND MANAGED BY IMCO?

With respect to the portion of the Fund managed by IMCO, we will attempt to achieve the Fund's principal investment strategy by shifting the Fund's assets among stocks, investment-grade bonds, or cash equivalents. We generally will invest at any given time substantially all of the Fund's assets in one of the following (1) stocks through the use of stock-based exchange-traded funds
(ETFs), (2) investment-grade bonds through either ETFs or direct investment,  or
(3) cash equivalents through investment in short-term, high-quality money market instruments or money market funds. The decision to shift the Fund's assets among stocks, bonds, and money market instruments is based on a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/sell points. These models consider technical and fundamental factors. Reassessments of these decisions are made frequently.

|X| WHAT  TYPES OF STOCKS ARE  INCLUDED  IN THE  PORTION OF THE FUND  MANAGED BY
IMCO?

We generally will invest in stocks through the use of stock-based ETFs. These stocks typically will represent the large-capitalization sector of the U.S. equity market, but may at times represent other sectors of the U.S. equity market.

|X| WHAT ARE ETFS?

ETFs, are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by

===============================================================================
6 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

supply and demand. The Fund will value any ETF in its portfolio at its market price, which typically approximates its net asset value (NAV) although there may be times when the market price and NAV vary to a greater extent. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities.

|X| WHAT TYPES OF BONDS ARE INCLUDED IN THE PORTION OF THE FUND MANAGED BY IMCO?

We generally will invest in investment-grade bonds through either ETFs or direct investment.

|X| WHAT TYPES OF MONEY MARKET INSTRUMENTS ARE INCLUDED IN THE PORTION OF THE FUND MANAGED BY IMCO?

The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, and notes; certificates of deposit; repurchase agreements; and other money market securities. The Fund also may invest in money market mutual funds.

|X| WHAT ARE CONSIDERED INVESTMENT-GRADE DEBT SECURITIES?

In no event will we purchase a security for the Fund unless the security (or a comparable security of the same issuer) is rated at least investment-grade at the time of purchase. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the rating categories listed by at least one of the following rating agencies:

                            LONG-TERM          SHORT-TERM
RATING AGENCY               DEBT SECURITIES    DEBT SECURITIES
------------------------------------------------------------------------------
Moody's Investors                              At least Prime-3
Service                     At least Baa3      or MIG 3/VMIG 3
Standard & Poor's                              At least A-3
Ratings Services            At least BBB -     or SP-2
Fitch Ratings               At least BBB -     At least F3
Dominion Bond
Rating Service Limited      At least BBB low   At least R-2 low
A.M. Best Co., Inc.         At least bbb       At least AMB-3


If the security does not meet the requirements set forth above, we first must determine that the security is of equivalent investment quality prior to purchasing the security.

You will find a complete description of the above debt ratings in the Fund's statement of additional information.

|X| HOW ARE DECISIONS MADE TO SHIFT ASSET CLASSES FOR THE PORTION OF THE FUND MANAGED BY IMCO?

Buy/sell decisions are made using a specific process and models (patent pending) under which investments are bought and sold on pre-set buy/sell points. These models consider technical and fundamental factors. The key concepts used in arriving at the buy/sell decisions are (1) a strong desire to avoid losses, (2) the desire to invest in the markets only when they appear to offer compelling risk-adjusted returns, (3) the desire to have a disciplined, objective decision-making process using time-tested buy/sell rules, and (4) the belief that using moving averages, momentum indicators, and other internal market indicators enhances the possibility of success.

DIMA

|X| WHAT IS THE MARKET NEUTRAL INVESTMENT STRATEGY FOR THE PORTION OF THE FUND MANAGED BY DIMA?

With respect to the portion of the Fund managed by DIMA, DIMA will attempt to achieve the Fund's principal investment strategy by investing, under normal circumstances, in long and short positions of common stock of large U.S. companies. While DIMA will invest mainly in common stocks, it may also include other types of equities such as preferred stocks or convertible securities.

DIMA buys, or takes, long positions in common stock that the managers believe are undervalued and sells, or takes, short positions in common stock that the managers believe are overvalued. This portion of the Fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market neutral strategy, this portion of the Fund seeks to limit its volatility relative to movements in the overall stock market (that is, the price movements of this portion of the Fund are not expected to correlate closely with the market's price movements).

|X| WHAT DOES IT MEAN TO TAKE LONG AND SHORT POSITIONS?

When the Fund takes (buys) a long position, it purchases a stock outright. When the Fund takes (sells) a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

|X| HOW ARE DECISIONS TO BUY AND SELL THE SECURITIES HELD IN THE PORTION OF THE FUND MANAGED BY DIMA MADE?

DIMA's investment strategy utilizes quantitative management techniques and a proprietary ranking system of nine factors that seeks gains in rising and declining markets. DIMA begins by sorting the stocks of the Russell 1000 Index (generally the 1,000 largest publicly traded companies in the United States) into clearly defined industry groups. The stocks are compared within their relevant industry groups based on current and historical data, including but not limited to: measures of how expensive a stock is, earnings growth potential, and market sentiment.

Next, DIMA uses a quantitative process to build a portfolio of stocks from the rankings described above that it believes provide the appropriate balance between risk and expected return. Based on the

===============================================================================
                                                                  Prospectus | 7

USAA TOTAL RETURN STRATEGY FUND
-------------------------------------------------------------------------------

expected level of returns, DIMA takes long positions in stocks identified as undervalued and short positions in stocks identified as overvalued. DIMA determines the size of each long or short position within defined ranges by analyzing the tradeoffs among a number of factors, including the attractiveness of each position, its estimated impact on the risk of the overall portfolio, and the expected cost of trading. In attempting to neutralize market and sector risks, DIMA emphasizes stock selection as the primary means of generating returns. Within an industry grouping or sector, DIMA attempts to maintain a balance between long and short positions. If DIMA determines that there is a disproportionate amount of attractively valued stocks within a particular industry grouping or sector, it may overweight the long positions in that grouping or sector up to a fixed percentage. Alternatively, if DIMA determines that there is a disproportionate amount of overvalued stocks within a particular industry grouping or sector, it may overweight the short positions in that grouping or sector.

When DIMA believes it is prudent, it may invest a portion of its assets in short-term securities, futures contracts, and other similar securities. Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks.

CSSU

|X| WHAT IS THE OPTION-BASED STRATEGY FOR THE PORTION MANAGED BY CSSU?

In an attempt to reduce the Fund's volatility over time, the Fund employs an index option-based strategy by selling index call options and buying index put options or put spread options.

As the seller of an index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling index call options limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. The Fund risks losing all or part of the cash paid for purchasing index put options but retains the opportunity to profit from an increase in the market value of the stock portfolio when this occurs. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

|X| HOW ARE DECISIONS TO BUY AND SELL THE SECURITIES HELD IN THE PORTION OF THE FUND MANAGED BY CSSU MADE?

CSSU constructs a combination of call and put options to achieve desired risk/return characteristics for the fund on the index level. CSSU uses proprietary models to assess individual options and volatility surface characteristics such as term structure and skew. A team of portfolio managers, quantitative analysts and traders oversees all aspects of the volatility management element of the Fund's strategy.

GTAA OVERLAY STRATEGY

|X| WHAT IS THE GTAA OVERLAY STRATEGY?

In an attempt to enhance the Fund's return, the Fund also employs a GTAA overlay strategy, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

===============================================================================
8 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

=======================================================
    TOTAL ASSETS UNDER MANAGEMENT BY IMCO
    APPROXIMATELY $58 BILLION AS OF MARCH 31, 2009
=======================================================

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. A discussion regarding the basis for the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's semiannual report to shareholders for periods ending June 30.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.

We have entered into Investment Subadvisory Agreements with DIMA and CSSU under which DIMA and CSSU provide day-to-day discretionary management of a portion of the Fund's assets attributed to it in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA and CSSU are compensated directly by IMCO and not by the Fund.

DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients.

CSSU, located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 4,500 clients.

For our services, the Fund pays us an investment management fee, which is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Flexible Portfolio Funds Index. The base fee, which is accrued daily and paid monthly, is equal to an annualized rate of sixty-five one hundredths of one percent (0.65%) of the Fund's average net assets.

The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. A new month is added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

  OVER/UNDER PERFORMANCE     ANNUAL ADJUSTMENT RATE
  RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
  (IN BASIS POINTS) (1)      OF THE FUND'S AVERAGE NET ASSETS)
-----------------------------------------------------------------------------
   +/- 100 to 400              +/- 4
   +/- 401 to 700              +/- 5
   +/- 701 and greater         +/- 6

1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (0.01%).

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period. For the most recent fiscal year, the performance adjustment decreased the base management fee of 0.65% by 0.04%.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

PORTFOLIO MANAGERS

IMCO

JOHN P. TOOHEY, CFA, vice president of Equity Investments, joined USAA in February 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments, where he was responsible for the

===============================================================================
                                                                  Prospectus | 9

USAA TOTAL RETURN STRATEGY FUND
===============================================================================

investments supporting AIG's pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

WASIF A. LATIF, assistant vice president of Equity Investments, has worked for us since June 2006. He has managed the portion of the Fund's investments in ETFs since the Fund's inception in July 2008. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

ANTHONY M. ERA, JR., vice president of Money Market Funds, has co-managed the Fund since October 2006. He has 22 years of investment management experience and has worked for us for 21 years. Education: B.A., Creighton University, Omaha, Nebraska; M.B.A., University of Texas at San Antonio. Mr. Era is a member of the CFA Institute and the CFA Society of San Antonio.

DIMA

The portion of the Fund managed by DIMA is managed by a team of investment professionals who collaborate to implement the Fund's investment strategy. This team works for DIMA or its affiliates and is supported by a large staff of economists, research analysts, traders, and other investment specialists. DIMA or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Each portfolio manager on the team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the portion of the Fund managed by DIMA.

ROBERT WANG, managing director of Deutsche Asset Management and portfolio manager. Mr. Wang joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation. Mr. Wang is Global Head of Quantitative Strategies Portfolio Management: New York. He joined the Fund in March 2007. Education:
B.S., The Wharton School, University of Pennsylvania.

JAMES B. FRANCIS, CFA, director of Deutsche Asset Management and portfolio manager. Mr. Francis is Head of Active Quantitative Equity Portfolio Management:
New York. He joined Deutsche Asset Management in 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, at Northern Trust Global Investments.
Education: B.S., University of Massachusetts, Amherst.

JULIE ABBETT, director of Deutsche Asset Management and portfolio manager. Ms. Abbett is senior portfolio manager of Global Quantitative Equity: New York. Ms. Abbett joined Deutsche Asset Management in 2000. She joined the Fund in March 2007. Education: B.A., University of Connecticut.

CSSU

YIRONG LI, CFA, vice president, has been a senior member of the Volaris and risk management team since 2004. Mr. Li is the primary portfolio manager for CSSU'S Low Volatility Return strategy. Also, he is responsible for research and product development, with a primary focus in the development, trading, and portfolio management of Volaris's European business initiatives. Prior to joining CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. He joined the Fund in October 2007. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School.

LAURA FRIEDMAN is a managing director of Credit Suisse and Head of Volaris Volatility Management. She is responsible for managing Volaris's volatility management and yield enhancement business. Ms. Friedman has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. She joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse. Education: B.A., theoretical mathematics and political science, Brandeis University; and M.B.A., finance and statistics, the University of Chicago Graduate School of Business.

DEFINA MALUKI is a portfolio manager and quantitative analyst on the Volaris Portfolio Management and Trading team. He is responsible for the portfolio management, research, and development, with a primary focus on Volaris' Volatility Income Strategy. Prior to joining Volaris in March 2006, Mr. Maluki began his career at Goldman Sachs in July 2002, where he developed fixed income trading and hedging models for a quantitative-macro hedge fund. Education: B.S., with high honors, electrical engineering, Illinois Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Mr. Maluki is a CFA charter holder.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

THE IDEA BEHIND MUTUAL FUNDS

Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make

===============================================================================
10 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

USING FUNDS IN AN INVESTMENT PROGRAM

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. An investment adviser will perform that function. In addition, we will arrange for the safekeeping of securities, auditing of the annual financial statements, and daily valuing of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 16 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

The Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on the Fund's behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X| $3,000 [$500 Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) accounts and $250 for IRAs].

     Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with no initial investment.

ADDITIONAL PURCHASES

|X|  $50 minimum per transaction, per account.

AUTOMATIC INVESTING

|X| No initial investment if you elect to have monthly electronic investments of at least $50 per transaction, per account.

     There are no minimum initial or subsequent purchase payment amounts for investments in the Fund through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College

================================================================================
                                                                 Prospectus | 11

USAA TOTAL RETURN STRATEGY FUND
================================================================================

     Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, the Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY . . .

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800)531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COM or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that may apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

==============================================================================
12 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with your written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on the  USAA.COM or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 11. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of these shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

The Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, the Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION
ABOUT PURCHASES, REDEMPTIONS,
AND EXCHANGES

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

===============================================================================
                                                                 Prospectus | 13

USAA TOTAL RETURN STRATEGY FUND
================================================================================

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of the Funds. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.

We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

For the most current price, yield, and total return information for this Fund, you may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or FUND NUMBER of the fund about which you would like to receive information.

===============================================================================
14 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online service, you may do so by using its TICKER SYMBOL.

=============================================================
  FUND NUMBER                                   55
  NEWSPAPER SYMBOL                              TotRetStr
  TICKER SYMBOL                                 USTRX
=============================================================

You also may access this information through our USAA.COM Web site once you have established Internet access. In addition, you may see the Fund's total return quoted in advertisements and reports. You also may see a comparison of the Fund's performance to that of other mutual funds with similar investment objectives and to stock or relevant indices. You must remember that historical performance does not necessarily indicate what will happen in the future.

SHARE PRICE CALCULATION

The price at which you purchase and redeem Fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                     OUTSTANDING
===============================================================================

VALUATION OF SECURITIES

Equity securities, including exchanged-traded funds (ETFs), and equity securities sold short, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that would materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

===============================================================================
                                                                 Prospectus | 15

USAA TOTAL RETURN STRATEGY FUND
================================================================================

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions to shareholders when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the Fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) the Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X|  SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 15% maximum federal income tax rate on "qualified dividend income" earned by individuals or the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X|  WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify  that he or she is not subject to backup  withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X|  HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. For many of you, this eliminates duplicate copies and saves paper and postage costs to the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X|  ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

===============================================================================
16 | USAA TOTAL RETURN STRATEGY FUND

===============================================================================

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Fund's  financial
statements, are included in the annual report, which is available upon request.

                                                                                                                PERIOD ENDED
                                                                                   YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                                      --------------------------------------------------------------
                                                                         2008            2007          2006            2005*
                                                                      --------------------------------------------------------------
 Net asset value at beginning of period                                $    9.37      $    10.00   $     9.89   $    10.00
                                                                      --------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income                                                    .13             .13          .39          .15
    Net realized and unrealized gain (loss)                                (2.09)            .35          .11         (.11)
                                                                      --------------------------------------------------------------
 Total from investment operations                                          (1.96)            .48          .50          .04
                                                                      --------------------------------------------------------------
 Less distributions from:
    Net investment income                                                   (.13)           (.13)        (.39)        (.15)
    Realized capital gains                                                  (.07)           (.98)           -            -
                                                                      --------------------------------------------------------------
 Total distributions                                                        (.20)          (1.11)        (.39)        (.15)
                                                                      --------------------------------------------------------------
 Net asset value at end of period                                      $    7.21      $     9.37   $    10.00   $     9.89
                                                                      ==============================================================
 Total return (%)**                                                       (21.01)           4.70(a)      5.09          .44

 Net assets at end of period (000)                                     $ 142,978      $  250,714   $  293,619   $  205,630

Ratios to average net assets:***
     Expenses including dividend expense on securities sold short (%)
        Including reimbursements(b)                                         1.31            1.12(a)      1.00         1.00(c)
        Excluding reimbursements(b)                                         1.60            1.31         1.20         1.21(c)
     Expenses excluding dividend expense on securities sold short (%)
        Including reimbursements(b)                                         1.00            1.00(a)      1.00         1.00(c)
        Excluding reimbursements(b)                                         1.29            1.19         1.20         1.21(c)
     Net investment income (%)                                              1.00            1.22         4.09         1.88(c)

Portfolio turnover (%)(f)                                                    384(d)          471(d)      200(e)       443(e)

*    Fund commenced operations on January 24, 2005.

** Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

***  For the year ended December 31, 2008, average net assets were $198,599,000.

(a) For the year ended December 31, 2007, the transfer agent voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.

(b) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Calculated excluding securities sold short, covers on securities sold short, and options transactions. For the portion of the Fund invested in ETFs and bonds, calculated using average daily market value.

(e) Calculated using average daily market value for the number of months during which the Fund was invested in long-term securities (ETFs and bonds), which, for the year ended December 31, 2006, and the period ended December 31, 2005, were two and seven, respectively.

(f) The Fund's various investment strategies will likely create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.

===============================================================================
                                                                 Prospectus | 17

                                      NOTES
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

                                      NOTES
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

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

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   IF YOU  WOULD  LIKE MORE  INFORMATION  ABOUT  THE  FUND,  YOU MAY CALL  (800)
   531-USAA (8722) TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS
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   REFERENCE  TO AND  LEGALLY A PART OF THIS  PROSPECTUS.  IN THE FUND'S  ANNUAL
   REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED, FREE OF CHARGE, ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON
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   TO VIEW THESE DOCUMENTS,  ALONG WITH OTHER RELATED  DOCUMENTS,  YOU MAY VISIT
   THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE
   PUBLIC   REFERENCE   ROOM  MAY  BE  OBTAINED  BY  CALLING   (202)   551-8090.
   ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
   PUBLICINFO@SEC.GOV  OR  BY  WRITING  THE  PUBLIC  REFERENCE  SECTION  OF  THE
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================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)

                                                                      [GRAPHIC]
                                                                 Recycled Paper

================================================================================

48372-0509    Investment Company Act File No. 811-7852            (C)2009, USAA.
                                                            All rights reserved.

                                     Part A
                  Prospectus for The Global Opportunities Fund
                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA GLOBAL OPPORTUNITIES FUND
     TICKER SYMBOL: UGOFX
     MAY 1, 2009
     ===============================


TABLE OF CONTENTS
--------------------------------------------------------------------------------

What Are the Fund's Investment Objective and Principal Strategy?              2

What Are the Principal Risks of Investing in This Fund?                       2

Could the Value of Your Investment in This Fund Fluctuate?                    4

Fees and Expenses                                                             4

Fund Investments                                                              5

Fund Management                                                              10

How to Invest                                                                13

How to Redeem                                                                13

Other Important Information About Purchases and Redemptions                  13

Shareholder Information                                                      14

Financial Highlights                                                         17


As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of this Fund's shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THIS FUND. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

The Fund's investment objective is to seek an average annual return that is greater than the 1-year U.S. Treasury Bond, before fees and expenses, over a full market cycle while seeking to limit the Fund's exposure to large negative returns. The Fund's Board of Trustees may modify the Fund's investment objective without shareholder approval.

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks. However, there are times when bond markets will provide opportunities for what we believe to be stock like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks in seeking to enhance the performance of the Fund.

In our attempt to reduce the Fund's volatility over time, the Fund may implement an index option-based strategy. This strategy involves selling index call options and purchasing index put options or put spread options against a highly correlated stock portfolio to reduce the Fund's volatility. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments. In addition, in our attempt to enhance the Fund's return and diversification, the Fund also employs a global tactical asset allocation overlay strategy (GTAA) by investing in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

We are the Fund's investment adviser and will decide which asset classes, ETFs, and GTAA strategy to invest in, how much to invest in each, and the extent to which the option strategy is employed to manage the Fund's risk. We also will manage the bonds and money market instruments and the global real estate securities of the Fund.

In addition, we have retained the following subadvisers to manage the following asset classes:

|X| Deutsche Investment Management Americas Inc. (DIMA) and Credit Suisse Asset Management, LLC (Credit Suisse) to serve as subadvisers for the U.S. stocks asset class;

|X| Quantitative Management Associates LLC (QMA) and The Boston Company Asset Management, LLC (The Boston Company) to serve as subadvisers for the international/emerging markets stocks asset class, respectively; and

|X| Credit Suisse Securities (USA) LLC (CSSU) through its Volaris Volatility Management Group (Volaris Group) to serve as a subadviser responsible for managing the index option-based strategy for the Fund.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The Fund is subject to the following principal risks:

STOCK MARKET RISK: Because the Fund invests in stocks, it is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Stocks tend to be more volatile than bonds.

INTEREST RATE RISK: As a mutual fund that may invest in bonds, the Fund is subject to the risk that the market value of the bonds it holds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of the Fund may increase and the market value of the Fund's debt securities will likely decline, adversely affecting the Fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of the Fund may decrease and the market value of the Fund's debt securities may increase, which would likely increase the Fund's NAV and total return.

CREDIT RISK: Credit risk is the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for the Fund, our analysts assess credit risk and its impact on the Fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality

===============================================================================
2 | USAA Global Opportunities Fund

===============================================================================

of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

MANAGEMENT RISK: The Fund is subject to management risk because it is actively managed, and there is no guarantee that the investment techniques and risk analyses used by the Fund's managers will produce the desired results. The Fund's ability to achieve its investment objective depends in part on the managers' skills in determining the Fund's asset class allocations and in selecting and weighting investments in each asset class. The managers' evaluations and assumptions regarding asset classes and investments may differ from actual market conditions, which means there is a possibility that the investment techniques and risk analyses used by the Fund's managers will not produce the desired results.

In addition, we operate under a "manager-of-managers" structure, which gives us the right, with the prior approval of the Fund's Board of Trustees, to change subadvisers. If we add or replace a subadviser of the Fund, the Fund could experience higher than normal portfolio turnover and transaction costs if the new subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund's portfolio could result in higher capital gains and distributions, which could negatively affect the tax efficiency of the Fund for that fiscal year.

FOREIGN INVESTING RISK: Foreign investing risk is the possibility that the value of the Fund's investments in foreign securities will decrease because of unique risks, such as currency exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

Those risks are particularly heightened in this Fund due to the fact that within the universe of foreign investing, investments in emerging market countries are most volatile.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.

GLOBAL REAL ESTATE SECURITIES AND REAL ESTATE INVESTMENT TRUSTS (REIT) INVESTMENT RISK: The possibility that the Fund's investments in global real estate securities and REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws.

DERIVATIVES RISK: The Fund may invest in futures and options and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could reduce potential returns or even cause losses to the Fund.

When the Fund invests in the GTAA strategy through a hedge or other fund, it also may use derivatives for leveraging, which is a way to attempt to enhance returns. The Fund will use these instruments or GTAA strategy only if portfolio management believes that its return potential more than compensates for the extra risk associated with its use.

LEVERAGING RISK: The risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments such as GTAA, the more this leverage will magnify any losses on those investments.

OPTIONS STRATEGY RISK: The Fund could experience a loss in the options portion of the portfolio. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, resulting in increased exposure to a market decline. When the Fund simultaneously sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline when it falls below the strike of the short index put option.

ETFS RISK: The Fund may invest a substantial portion of its assets in ETFs, which are registered investment companies. By investing in the Fund, you will be exposed to the same risks of the ETFs' holdings as the ETFs themselves in direct proportion to the allocation of the Fund's assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund's direct fees and expenses. In addition, each ETF typically is a "passive investor" and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. The ETFs will not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, the ETFs will not be able to duplicate exactly the performance of the

================================================================================
                                                                  Prospectus | 3

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. Moreover, the market price of an ETF may be different from the NAV of such ETF (I.E., the ETF may trade at a discount or premium to its NAV). The performance of a fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

REBALANCING RISK: In purchasing and selling securities to rebalance its portfolio, the Fund will pay more in brokerage commissions than it would if it did not reallocate assets among the asset classes from time to time. While we will attempt to minimize any adverse impact to the Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not reallocate from time to time.

NONDIVERSIFICATION RISK: The Fund is nondiversified, which means that it may invest a greater percentage of its assets in a single issuer, such as a single stock or bond, or group of issuers. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of such issuer or issuers. Such a focused investment strategy may increase the volatility of the Fund's investment results.

GTAA RISK: The success of the GTAA strategy depends, in part, on the investment adviser's ability to analyze the correlation between various global markets and asset classes. If the adviser's correlation analysis proves to be incorrect, losses in the strategy may be significant and may exceed the targeted risk level of market exposure for the GTAA strategy.

In addition, the risks associated with the GTAA strategy include the risks of investing in debt securities, futures and foreign currencies, foreign investments, derivatives, indexed securities, when-issued securities, illiquid securities, and small-capitalization companies. The investment will be considered illiquid.

LIQUIDITY RISK: The risk that the Fund's investment generally cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the investment. In addition, investment in the GTAA strategy has additional restrictions on redemptions that may limit the ability of the Fund to dispose of the particular investment. The Fund is limited to 15% of its assets in illiquid securities.

PORTFOLIO TURNOVER RISK: To implement the Fund's principal investment strategies, the Fund's securities may need to be actively and frequently traded. The Fund's portfolio turnover rate will likely exceed 100% and vary from year to year depending on the frequency of the investment allocation decisions made. A high turnover rate increases transaction costs and may increase taxable capital gains, which may adversely affect Fund performance.

OTHER RISKS: Because any investment involves risk, there is no assurance that the Fund's objective will be achieved. As you consider an investment in this Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in this Fund.

An investment in this Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COULD THE VALUE OF YOUR INVESTMENT IN THIS FUND FLUCTUATE?

Yes, it could. In fact, the value of your investment in this Fund will fluctuate with the changing market values of the investments in the Fund.

Performance history for the Fund will be available in the prospectus after the Fund has been in operation for one full calendar year.

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in this Fund.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

Fund expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses, before reductions of any expenses paid indirectly or reimbursements, during the past fiscal period ended December 31, 2008, and are calculated as a percentage of average net assets.

Management Fee                                        .60%
Distribution and Service (12b-1) Fees                  None
Other Expenses                                        .52%
Acquired Fund Fees and Expenses                       .22%(a)
TOTAL ANNUAL OPERATING EXPENSES                      1.34%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since

===============================================================================
4 | USAA Global Opportunities Fund

===============================================================================

     acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 17.

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) Pursuant to a voluntary arrangement, we have agreed to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average daily net assets. We can modify or terminate this arrangement at any time. With this reimbursement, the Fund's actual total annual operating expenses were as follows:

            Actual Total Annual Operating Expenses (excluding
               acquired fund fees and expenses)                  1.12%
            Reimbursement From IMCO                              (.12%)
            TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT                                1.00%

EXAMPLE

This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses (before any applicable reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

--------------------------------------------------------------------------------
      1 Year         3 Years       5 Years       10 Years
--------------------------------------------------------------------------------
       $136            $425         $734          $1,613

FUND INVESTMENTS

PRINCIPAL INVESTMENT STRATEGIES

|X| WHAT IS THE FUND'S PRINCIPAL INVESTMENT STRATEGY?

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls.

|X| WHY WERE THE MULTIPLE ASSET CLASSES SELECTED?

Each asset class was selected to provide investors with a diversified investment in a single mutual fund. U.S. stocks provide the potential for long-term capital appreciation. International and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Bonds and money market instruments provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business. Global real estate securities provide a positive total return during inflationary periods and periods where there are adverse movements in the U.S. stock market.

The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities). The Fund also may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

However, as a temporary defensive measure because of market, economic, political, or other conditions, up to 100% of the Fund's assets may be invested in investment-grade short-term debt instruments. This may result in the Fund's not achieving its investment objective during the time it is in this temporary defensive posture.

RISK MANAGEMENT STRATEGY

|X| WHAT OTHER STRATEGIES MAY THE FUND UTILIZE?

As an alternative investment strategy in an attempt to reduce the Fund's volatility over time, the Fund will implement an index option-based strategy by selling index call options and buying index put options or put spread options.

As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

As the buyer of an index put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of an index put option generally increases as stock prices decrease.

|X| ARE THERE ANY RISKS TO BUYING AND SELLING INDEX OPTIONS?

Selling index call options reduces the risk of owning a stock portfolio, but it limits the opportunity to profit from an increase in the market value of the stock portfolio in exchange for up-front cash (premium) at the time of selling the call option. Whereas, the Fund risks losing all or part of the cash paid for purchasing index put options. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

===============================================================================
                                                                  Prospectus | 5

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

GTAA OVERYLAY STRATEGY

|X| WHAT IS THE GTAA OVERLAY STRATEGY?

In an attempt to enhance the Fund's return, the Fund also employs a GTAA, which is a total return strategy designed to add value by benefiting from short- and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments, long and short positions in global equity and fixed-income exchange-traded futures, currency forwards, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global equity, bond, and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of equity, bond, and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

U.S. STOCKS

IMCO

|X| WHAT ROLE DO U.S. STOCKS AND ETFS PLAY IN THE FUND'S PORTFOLIO?

Up to 100% of the Fund's portfolio may be allocated to U.S. stocks, and this allocation may consist in part or in whole of U.S. stock ETFs.

IMCO

As the Fund's investment adviser, we will decide how to allocate the Fund's assets and will make the investment decisions with respect to ETFs, which are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day.

ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at the NAVs of their underlying securities. The Fund will value any ETF in its portfolio at its last sale or closing market price, which typically approximates its NAV although there may be times when the market price and NAV vary to a greater extent. The ETFs will focus on specific equity styles, which include, but are not limited to, large-cap growth, large-cap value, small-cap growth, and small-cap value.

The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

|X| HOW ARE THE DECISIONS TO BUY AND SELL U.S. STOCKS MADE?

DIMA

INVESTMENT PHILOSOPHY. With respect to the portion of the Fund's assets invested in U.S. stocks managed by DIMA, DIMA pursues an actively managed, quantitative investment process. DIMA's investment philosophy is based on three central tenets. First, securities have an intrinsic value from which they deviate over time. DIMA believes that the best way to measure a security's fair value is relative to its peers within its own industry. Second, DIMA believes that finding attractive companies with long-term potential requires a consideration of both growth and value attributes. Technical analysis further enhances the stock selection process, helping to identify timely market opportunities. Finally, quantitative investment models provide an improved framework for selecting potentially mispriced stocks in an unbiased, consistent, and repeatable manner.

QUANTITATIVE INVESTMENT APPROACH. DIMA blends fundamental equity analysis and quantitative investment theory into a disciplined and systematic process. This technique minimizes subjectivity and allows the portfolio management team to analyze the broadest possible universe of stocks. DIMA's proprietary U.S. stock evaluation model, the Quantitative Investment Model, incorporates valuation and growth investment parameters and is used to select securities. DIMA believes that combining techniques used by fundamental value investors with extensive growth and earnings analysis minimizes investment style bias and ultimately produces a "pure" stock selection process that seeks to add value in any market environment. DIMA also incorporates technical analysis to capture short-term price changes and market responsiveness to new information.

By applying a rigorous portfolio construction process, the portfolio management team targets excess return levels similar to traditional managers, while holding a significantly more diversified basket of stocks. Non-linear market impact assumptions are also incorporated

===============================================================================
6 | USAA Global Opportunities Fund

================================================================================

into the process to maximize the trade-off between the anticipated pickup from trading and the costs associated with making these trades.

PORTFOLIO CONSTRUCTION AND QUANTITATIVE RISK MANAGEMENT. DIMA extensively screens the universe of securities comprising the Russell 3000(R) Index using multiple investment parameters to identify what DIMA believes are the most and least attractive securities. Expected returns are generated for each security relative to its own industry. Securities are then selected based on expected returns, risk control constraints, and anticipated transaction costs.

The  portfolio  also  may  invest  in new and  unseasoned  companies  that  DIMA
portfolio   managers   believe  have  the  potential   for   long-term   capital
appreciation.

CREDIT SUISSE

With respect to the portion of the Fund's assets invested in U.S. stocks managed by Credit Suisse, the Fund's universe consists of a combination of constituents, at the time of purchase, of the Russell 3000(R) Index, S&P 1500 Index, and MSCI USA Standard Index. The portfolio is managed by a team that employs quantitative portfolio management techniques rather than a traditional fundamental equity research approach. Credit Suisse portfolio managers will select securities for the portfolio using proprietary quantitative models, which are designed to:

|X| Forecast the expected relative return of stocks by analyzing a number of fundamental factors, including a company's relative valuation, use of capital, balance sheet quality, profitability, realized and expected growth potential, and earnings and price momentum;

|X| Identify stocks that are likely to suffer declines in price if market conditions deteriorate and limit the Fund's overall exposure to such low quality stocks; and

|X| Help determine the Fund's relative exposure to different industry sectors by analyzing sector performance under different market scenarios.

Credit Suisse portfolio managers apply these models to companies that are represented in one or more domestic indices (such as, the Russell 3000 Index or the S&P 500 Index), as directed by IMCO (the Target Index). A stock may be overweighted or underweighted in relation to the Target Index based on the expected return and risks associated with that stock, both considered relative to the Fund as a whole, among other characteristics. In general, the Fund will maintain investment attributes that are similar to those of the Target Index, and intends to limit its divergence from the Target Index in terms of market, industry, and sector exposures. The portfolio managers generally hold a stock until it is considered unattractive using the quantitative stock selection models described above, although the portfolio managers are not required to sell a stock under those circumstances.

If the quantitative analysis methodology used by the portfolio managers does not produce the intended result, the portfolio's gains may not be as large as, or its losses may be larger than, those of other equity funds that utilize different investment techniques. The portfolio is not managed with a view toward producing significant income for the Fund.

Some companies may cease to be represented in the Target Index after the portfolio has purchased their securities. The portfolio is not required to sell securities solely because the issuers are no longer represented in the Target Index, and may continue to hold such securities.

INTERNATIONAL AND EMERGING MARKETS STOCKS

|X| WHAT ROLE DO INTERNATIONAL AND EMERGING MARKETS STOCKS PLAY IN THE FUND'S PORTFOLIO?

From time to time, the U.S. and foreign stock markets may fluctuate independently of each other. In other words, a decline in one market may, in certain circumstances, be offset by a rise in another market. In addition, foreign equity markets may provide attractive returns not otherwise available in the U.S. markets.

IMCO

The Fund may invest in international and emerging markets stocks. In addition, up to 100% of the Fund's portfolio may be allocated to international stocks, and this allocation may consist in part or in whole of ETFs.

In making the determination to buy or sell ETFs in this portion of the Fund's portfolio, we will consider a variety of technical and fundamental factors.

THE BOSTON COMPANY/QMA

|X| WHAT IS CONSIDERED TO BE A "FOREIGN COMPANY"?

A company will be designated as a foreign company by considering several factors, including the country in which the company was legally organized, the location of the company's assets, the location of the company's headquarters, the countries where the company's revenues are derived, the principal trading market for the company's stock, and the company's classification in the MSCI Index.

|X| WHAT IS AN "EMERGING MARKET COMPANY"?

An issuer is an emerging market company if:

|X| It is organized under the laws of an emerging market country (as defined below);

|X| The principal trading market for its stock is in an emerging market country; or

|X| At least 50% of its revenues or profits are derived from operations within emerging market countries or at least 50% of its assets are located within emerging market countries.

|X| WHAT COUNTRIES ARE CONSIDERED "EMERGING MARKET COUNTRIES"?

For our purposes, emerging market countries are all countries of the world excluding the following, which are referred to as developed countries:

ASIA: Australia, Hong Kong, Japan, Singapore, New Zealand

AMERICAS: Canada, the United States

EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Holland, Ireland, Italy, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the United Kingdom

===============================================================================
                                                                  Prospectus | 7

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

|X| WHAT ARE THE CHARACTERISTICS OF THE ECONOMIC AND POLITICAL SYSTEMS OF EMERGING MARKET COUNTRIES?

The economic and political systems of emerging market countries can be described as possessing two or more of the following characteristics:

|X| The countries in which these stock markets are found have a less-developed economy than the developed countries.

|X| Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.

|X| Sustainable economic growth rates are higher, or potentially higher, than developed countries.

|X| Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.

|X| Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.

|X| The political system is likely to be, or appears to be, in greater flux than the developed countries listed above.

|X| HOW ARE THE DECISIONS TO BUY AND SELL INTERNATIONAL/EMERGING MARKETS STOCKS MADE?

QMA

With respect to the portion of the Fund's assets managed by QMA, QMA uses an objective, quantitative approach to investing. QMA believes that different valuation criteria have varying levels of predictive strength depending on a stock's projected earnings growth rate. As a result, QMA's stock-selection process focuses on valuation measures for stocks with slow earnings growth and factors related to future earnings for stocks with fast earnings growth.

QMA's investment process combines active stock selection and risk management and is designed to add value primarily through stock selection rather than sector, industry, or country allocations. QMA invests in both value and growth stocks, providing style-neutral, core exposure to non-U.S. stocks.

QMA seeks long-term growth of capital by investing in securities that it believes will increase in value over a period of years and will outperform the general international equity market (MSCI Europe, Australasia, and the Far East
(EAFE)). QMA seeks to achieve this objective through investments in equity securities of non-U.S. companies.

The investable universe of non-U.S. stocks is evaluated according to projected earnings growth rates, ranging from slow growth to fast growth. Different quantitative models are applied to each category of stocks to calculate an expected return over the benchmark for each stock in the universe.

A separate model identifies a recommended or "optimal portfolio." The optimal portfolio is the combination of stocks that is expected to generate the highest expected return while minimizing expected tracking error versus the benchmark.

The portfolio management team meets daily to review data integrity, model structure, and portfolio characteristics and to discuss buy and sell transactions. While the model drives the majority of investment decisions, the team may override the model when data is questionable or if recent events are not reflected in the model output, such as a recent company restructuring.

QMA's portfolios are typically highly diversified, consisting of small, active positions in a large number of stocks. Various limits are placed on the security, sector, industry, country, and regional weightings versus the benchmark.

THE BOSTON COMPANY

With respect to the portion of the Fund managed by The Boston Company, The Boston Company researches individual companies, looking for favorable valuations (meaning an estimate of how much the company is worth), growth prospects, quality of management, and industry outlook. It also monitors countries and regions for economic and political stability. The Boston Company will generally sell securities if it believes they are overvalued or if the political environment significantly deteriorates.

BONDS AND MONEY MARKET INSTRUMENTS

|X|  WHAT  ROLE DO  BONDS  AND  MONEY  MARKET  INSTRUMENTS  PLAY  IN THE  FUND'S
PORTFOLIO?

Bonds and money market instruments are intended to provide both liquidity and interest income. In addition, bonds provide opportunities for capital gains.

IMCO

|X|  WHAT  TYPES  OF  FIXED-INCOME  SECURITIES  MAY BE  INCLUDED  IN THE  FUND'S
PORTFOLIO?

The Fund will normally  invest in a broad range of high-yield  securities  (both
investment-grade  and   non-investment-grade),   including  bonds,   convertible
securities, leveraged loans, and preferred stocks.

These securities may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt like characteristics, including synthetic securities.

The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values. These methods may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts, swap agreements, or credit default swap agreements, purchasing indexed securities, and selling securities short.

Certain bond and money market instruments, such as collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), interest-only CMBS securities (CMBS IOs), periodic auction reset bonds, loan interests, and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities, are subject to special risks that are described in the statement of additional information.

================================================================================
8 | USAA Global Opportunities Fund

================================================================================

The Fund also may invest in defaulted securities, non-dollar-denominated foreign securities, trade claims, and certain derivatives such as futures and options. We also may invest, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.

|X| WHAT ARE CONSIDERED "HIGH-YIELD SECURITIES"?

We consider high-yield securities to include a broad range of securities that produce high current income. The Fund has no limits on the credit quality and maturity of its investments. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered "non-investment-grade" or "high-yield" securities, which are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" since they are believed to represent a greater risk of default than more creditworthy "investment-grade" securities.

High-yield securities may be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They are typically more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.

|X| WHAT IS THE DIFFERENCE BETWEEN INVESTING IN HIGH-YIELD SECURITIES AND INVESTING IN INVESTMENT-GRADE BONDS?

Because of the types of securities the bond portion of the Fund intends to invest in, we anticipate that it will generate significantly higher income than an investment-grade bond portfolio and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are CREDIT RISK
- or the risk that an issuer will be unable to make timely dividend, interest, or principal payments; and INTEREST RATE RISK - or the risk that a security's market value will change with interest rates.

In the investment-grade bond market (where credit risks are generally considered low), a higher return is normally used to entice investors into buying longer-maturity bonds, thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities are often considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return is normally used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security is a unique story). At the same time, the volatility of high-yield securities portfolios historically has been notably less than that of the equity market as a whole.

As a result, high-yield securities portfolios have often acted differently than investment-grade bond securities portfolios. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The portfolio may underperform when the outlook for the economy is negative. Conversely, the portfolio may outperform when the economic outlook turns positive.

|X| WHAT IS A CREDIT RATING?

A credit rating is an evaluation reflecting the possibility that an issuer will default on a security. Rating agencies such as Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Services (S&P), Fitch Ratings, Inc. (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA (highly unlikely to default) to D (in default). If a security is not rated by the above-mentioned agencies, we will assign an equivalent rating.

|X| HOW ARE THE DECISIONS TO BUY AND SELL HIGH-YIELD SECURITIES MADE?

We search for securities that represent an attractive value given current market conditions. Recognizing value is the result of simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation.

We will sell a security if it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.

|X| WHAT TYPES OF MONEY MARKET INSTRUMENTS MAY BE INCLUDED IN THE FUND'S PORTFOLIO?

The money market instruments included in the Fund's portfolio are investment-grade, U.S. dollar-denominated debt securities that have remaining maturities of one year or less. They may carry either fixed or variable interest rates and may include, but are not limited to, variable-rate demand notes; commercial paper; Treasury bills, bonds, notes, and certificates of deposit; repurchase agreements; asset-backed securities; Eurodollar and Yankee obligations; and other money market securities. The Fund also may invest in money market mutual funds.

GLOBAL REAL ESTATE SECURITIES

|X| WHAT ROLE DO REAL ESTATE SECURITIES PLAY IN THE FUND'S PORTFOLIO?

We believe that diversified investments linked to real estate are a good hedge during an inflationary environment.

IMCO

|X|  WHAT  TYPES  OF  REAL  ESTATE  SECURITIES  MAY BE  INCLUDED  IN THE  FUND'S
PORTFOLIO?

Investments in this category will consist primarily of common stocks, mutual funds, and ETFs of REITs and companies that operate as real estate corporations or which have a significant portion of their assets

================================================================================
                                                                  Prospectus | 9

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

in real estate. We will evaluate the nature of a company's real estate holdings to determine whether the Fund's investment in the company's common stock will be included in this category. In addition, we may invest in preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks of REITs and real estate companies. The Fund generally will not acquire any direct ownership of real estate.

|X| HOW ARE THE DECISIONS TO BUY AND SELL REAL ESTATE SECURITIES MADE?

In selecting securities for the Fund, we seek to invest in companies, mutual funds, or ETFs that are attractively priced relative to an assessment of NAV, while recognizing that considerations relating to the competitive position of a company's assets, the quality of its management, the strength of its balance sheet, and the growth prospects of its markets impact the premium or discount to NAV that might be warranted. We will sell a security either when a more attractive opportunity is identified or upon a marked deterioration of a company's fundamentals.

ADDITIONAL INFORMATION

This prospectus doesn't tell you about every policy or risk of investing in the Fund. For additional information about the Fund's investment policies and the types of securities in which the Fund's assets may be invested, you may want to request a copy of the statement of additional information (the back cover tells you how to do this).

FUND MANAGEMENT

IMCO serves as the manager of this Fund. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825. We had approximately $58 billion in total assets under management as of March 31, 2009.

We provide  investment  management  services to the Fund pursuant to an Advisory
Agreement. Under this agreement, we are responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Fund's Board of Trustees. As part of our management, our investment strategy committee determines the percentages of the Fund's assets to be allocated within the asset classes. A discussion regarding the basis of the Board of Trustees' approval of the Fund's Advisory and Subadvisory Agreements is available in the Fund's semiannual report to shareholders for periods ending June 30.

The Fund uses a "manager-of-managers" structure. We are authorized to select (with approval of the Fund's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of portions of the Fund's assets. We monitor each subadviser's performance through quantitative and qualitative analysis, and periodically report to the Fund's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. We also are responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval. We also are responsible for the day-to-day investment management of portions of the Fund that invest in ETFs, bonds and money market instruments, and global real estate securities.

For our services, the Fund pays us an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of three-fifths of one percent (0.60%) of the Fund's average net assets.

We have voluntarily agreed to waive our annual management fee to the extent that total expenses of the Fund (with certain exceptions) exceed 1.00% of the Fund's average annual net assets. We can modify or terminate this arrangement at any time.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Fund. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Fund.

We have entered into Subadvisory Agreements with DIMA, Credit Suisse, CSSU, QMA, and The Boston Company, under which DIMA, Credit Suisse, CSSU, QMA, and The Boston Company provide day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Fund's Board of Trustees and IMCO. DIMA, Credit Suisse, CSSU, QMA, and The Boston Company are compensated directly by IMCO and not by the Fund.

DIMA, located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provide a full range of investment advisory services to institutional and retail clients.

Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking, and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements. As of December 31, 2008, the asset management business of Credit Suisse had approximately $389.5 billion in assets under management.

CSSU, located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment adviser. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment-related advisory services to approximately 4,500 clients.

QMA, located at Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102, is an SEC registered investment adviser. QMA manages equity and balanced portfolios for institutional and retail clients. As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced

================================================================================
10 | USAA Global Opportunities Fund

================================================================================

manager, allocated to investment vehicles advised by affiliated and unaffiliated managers.

The Boston Company is located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408. As of December 31, 2008, The Boston Company subadvised 13 mutual funds with assets under management of approximately $26.2 billion.

PORTFOLIO MANAGERS

IMCO (U.S. AND INTERNATIONAL STOCK ETFS)

JOHN P. TOOHEY, CFA, vice president of Equity Investments, joined USAA in February 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments, where he was responsible for the investments supporting AIG's pension plans worldwide. He was also co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

WASIF A. LATIF, assistant vice president of Equity Investments, joined USAA in June 2006. He has managed the portion of the Fund's investments in ETFs since the Fund's inception in July 2008. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif was also a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis, and M.B.A., University of Illinois at Chicago.

IMCO (BONDS AND MONEY MARKET INSTRUMENTS)

R. MATTHEW FREUND, CFA, vice president of Fixed Income Investments, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Mr. Freund has 20 years of investment management experience and has worked for us for 14 years. Education:
B.A., Franklin & Marshall College; M.B.A., Indiana University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

ARNOLD J. ESPE, CFA, vice president of Fixed Income Investments, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Mr. Espe has 25 years of investment management experience and has worked for us for nine years. Education: B.S., Willamette University; M.B.A., University of Oregon. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

JULIANNE BASS, CFA, assistant vice president and portfolio manager in IMCO, has co-managed the portion of the Fund's assets invested in bonds and money market instruments since the Fund's inception in July 2008. Ms. Bass has 20 years of investment management experience and has worked for us for eight years.
Education: B.B.A., University of Texas at Austin; M.B.A., University of Houston. She holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

IMCO (GLOBAL REAL ESTATE SECURITIES AND ETFS)

MARK W. JOHNSON, CFA, vice president of Equity Investments, has co-managed the portion of the Fund's assets invested in global real estate securities since the Fund's inception in July 2008. Mr. Johnson has 35 years of investment management experience and has worked for us for 20 years. Education: B.B.A. and M.B.A., University of Michigan. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DAN DENBOW, CFA, assistant vice president and portfolio manager in IMCO, has co-managed the portion of the Fund's assets invested in global real estate securities since the Fund's inception in July 2008. Mr. Denbow has 16 years of investment management experience and has worked for us for 10 years. Education:
B.B.A. and M.B.A., Texas Christian University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

DIMA (U.S. STOCKS)

The portion of the Fund's assets managed by DIMA is managed by a team of investment professionals who collaborate to implement the Fund's investment strategy. This team works for DIMA or its affiliates and is supported by a large staff of economists, research analysts, traders, and other investment specialists. DIMA or its affiliates believe(s) its team approach benefits Fund investors by bringing together many disciplines and leveraging its extensive resources. Each portfolio manager on the team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the portion of the Fund managed by DIMA:

ROBERT WANG, managing director of Deutsche Asset Management and portfolio manager. Mr. Wang joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation. Mr. Wang is Global Head of Quantitative Strategies Portfolio Management: New York. He has co-managed the U.S. stocks asset class of the Fund since July 2008. Education: B.S., The Wharton School, University of Pennsylvania.

JAMES B. FRANCIS, CFA, director of Deutsche Asset Management and portfolio manager. Mr. Francis is Head of Active Quantitative Equity Portfolio Management:
New York. He joined Deutsche Asset Management in 2008 after 20 years of experience as a senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, at Northern Trust Global Investments. He has co-managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education: B.S., University of Massachusetts, Amherst.

JULIE ABBETT, director of Deutsche Asset Management and portfolio manager. Ms. Abbett is senior portfolio manager of Global Quantitative Equity: New York. Ms. Abbett joined Deutsche Asset Management in 2000. She has co-managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education:
B.A., University of Connecticut.

================================================================================
                                                                 Prospectus | 11

USAA GLOBAL OPPORTUNITIES FUND
================================================================================

CREDIT SUISSE (U.S. STOCKS)

The Credit Suisse Quantitative Equities Group is responsible for the day-to-day management of the portion of the U.S. stocks asset class allocated to Credit Suisse. Jordan Low is the lead manager of the Credit Suisse Quantitative Equities Group.

JORDAN LOW, director, is global head of research and portfolio management for quantitative equity products. He joined Credit Suisse in February 2008. Mr. Low joined Credit Suisse Group AG in 2005 and was the U.S. Head of Statistical Trading within the global proprietary trading business of the Investment Bank. Prior to joining Credit Suisse, Mr. Low worked for Deutsche Bank from 2002 to 2005, where he focused on statistical arbitrage, fundamental and microstructure strategies as well as volatility arbitrage. He has managed the U.S. stocks asset class of the Fund since its inception in July 2008. Education: B.S. in computer science, management (finance), economics, and mathematics, and master of engineering in computer science, Massachusetts Institute of Technology.

QMA (INTERNATIONAL STOCKS)

QMA typically follows a team approach in the management of its portfolios. It uses a disciplined investment process based on fundamental data, driven by its quantitative investment models. QMA incorporates into its investment insights gained from its original research and the seasoned judgment of its investment professionals. The members of QMA's portfolio management team with primary responsibility for subadvising the international asset class of the Fund are listed below.

MARGARET S. STUMPP, Ph.D. is the chief investment officer of QMA. She is portfolio manager for enhanced index equity portfolios for institutional investors and mutual fund clients. Ms. Stumpp is extensively involved in quantitative research in asset allocation, security selection, and portfolio construction for QMA. She joined QMA's predecessor in 1987. She has co-managed the international stocks asset class of the Fund since its inception in July 2008. Education: B.A. CUM LAUDE with distinction in economics, Boston University; and an A.M. and Ph.D. in economics, Brown University.

TED LOCKWOOD is a managing director of QMA. He is responsible for managing portfolios, investment research, and new product development. He joined QMA's predecessor in 1988. He has co-managed the international stocks asset class of the Fund since its inception in July 2008. Education: SUMMA CUM LAUDE with a B.E. in engineering, Stony Brook University; an M.S. in engineering and an M.B.A. in finance, Columbia University.

JOHN VAN BELLE, Ph.D. is a managing director of QMA. He manages global balanced portfolios, domestic balanced funds, and equity portfolios for foreign-based full-service clients. He joined QMA's predecessor in 1983. He has co-managed the international stocks investment asset class of the Fund since its inception in July 2008. Education: B.S. in economics, St. Joseph's College; and Ph.D., University of Virginia.

THE BOSTON COMPANY (EMERGING MARKET STOCKS)

D. KIRK HENRY, CFA, is the executive vice president & director of International Value Equity at The Boston Company. Mr. Henry joined The Boston Company in 1994 to spearhead the firm's international value equity group. He serves as the lead portfolio manager for all International Value and Emerging Markets Value strategies at The Boston Company and has co-managed the emerging markets stocks asset class of the Fund since its inception in July 2008.

CAROLYN M. KEDERSHA, CFA, CPA, is a senior vice president and senior portfolio manager. She joined The Boston Company in 1988. She serves as a member of the portfolio management team and conducts research on companies in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia, and Latin America. She has co-managed the emerging markets stocks asset class of the Fund since its inception in July 2008.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004--2005). There, he was head of Latin America and South Africa for their Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997--2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst. He has co-managed the Emerging Markets Stocks investment category of the Fund since its inception in July 2008.

CSSU (INDEX OPTION-BASED RISK MANAGEMENT STRATEGY)

YIRONG LI, CFA, vice president, has been a senior member of the Volaris Group and risk management team since 2004. Mr. Li is the primary portfolio manager for the Volaris's Group's LVR strategy. Also, he is responsible for research and product development, with a primary focus in the development, trading, and portfolio management of Volaris's Group's European business initiatives. Prior to joining the Volaris Group of CSSU, from 1999 to 2002, Mr. Li was director of E-Commerce Technology at MoneyLine Telerate. From 2002 to 2004, he attended Columbia Business School. Education: B.S. in electrical engineering, South China University of Technology; M.S. in operations research, New Jersey Institute of Technology; and M.B.A., Columbia Business School. Mr. Li has co-managed the index option-based strategy of the Fund since its inception in July 2008.

LAURA FRIEDMAN is a managing director of Credit Suisse and Head of the Volaris Volatility Management. She is responsible for managing Volaris Group's volatility management and yield enhancement business. Ms. Friedman has spent her career as a derivatives strategist and portfolio manager, developing alternative investment products and solutions for both investment institutions and private clients. She joined Credit Suisse in June 2003 with the acquisition of Volaris Advisors by Credit Suisse. Education: B.A., theoretical mathematics and political science, Brandeis University; and M.B.A., finance and statistics, the University of Chicago Graduate School of Business.

DEFINA MALUKI is a portfolio manager and quantitative analyst on the Volaris Group portfolio management and trading team. He is responsible for the portfolio management, research, and development, with a primary focus on Volaris Group's Volatility Income Strategy. Prior to joining the Volaris Group of CSSU in March 2006, Mr. Maluki began his career at Goldman Sachs in July 2002, where he developed fixed income trading and hedging models for a quantitative-macro hedge fund. Education: B.S., with high honors, electrical engineering, Illinois

================================================================================

12 | USAA Global Opportunities Fund

================================================================================

Institute of Technology. He is currently working on his M.B.A. from the University of Chicago Graduate School of Business. Mr. Maluki is a CFA charter holder.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of Fund securities.

CHANGE OF SUBADVISERS

We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Fund's Board of Trustees, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by IMCO. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.

HOW TO INVEST

OPENING AN ACCOUNT

This Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time. There are no minimum initial or subsequent purchase payment amounts for investments in the Fund.

EFFECTIVE DATE

The Fund's purchase price will be the NAV per share next determined after we receive a request in proper form. The Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive a request and payment prior to that time, the purchase price will be the NAV per share determined for that day. If we receive a request or payment after that time, the purchase will be effective on the next business day.

HOW TO REDEEM

Redemptions are effective on the day instructions are received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) and will receive the NAV per share determined for that day. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), redemptions will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

In addition, the Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the SEC).

OTHER IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

A FUND'S RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the Funds because such activities can hamper the efficient management of the Funds. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same

================================================================================
                                                                 Prospectus | 13

USAA GLOBAL OPPORTUNITIES FUND
================================================================================

fund within 90 days. The funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if it is in the best interest of the Fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment account programs;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

The Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

SHARE PRICE CALCULATION

The price at which Fund shares are purchased and redeemed is equal to the NAV per share determined on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund's assets (I.E., the value of its investment in the Fund and other assets), deducting liabilities, and dividing by the number of shares outstanding. Fund shares may be purchased and sold at the NAV per share without a sales charge. The Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

VALUATION OF SECURITIES

Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined

================================================================================
14 | USAA Global Opportunities Fund

================================================================================

official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, we and the subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The subadvisers have agreed to notify us of significant events they identify that may materially affect the value of the Fund's foreign securities. If we determine that a particular event would materially affect the value of the Fund's foreign securities, then we, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that we deem relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities purchased with original or remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, hedged or other funds, other than ETFs are valued at their NAV at the end of each business day. Futures contracts are valued based upon the last quoted sale price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith by us at fair value using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influence the market in which the securities are purchased and sold.

For additional information on how securities are valued, see VALUATION OF SECURITIES in the Fund's statement of additional information.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund pays net investment income dividends annually. Ordinarily, any net realized capital gain distributions will be paid in December of each year. The Fund may make additional distributions when considered appropriate or necessary. For example, the Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all income dividends and capital gain distributions in additional shares of the Fund unless you request to receive these distributions by way of electronic funds transfer. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by the Fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution payment returned to us by your financial institution at the current NAV per share.

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of Fund shares held for more than one year and (2) a Fund's distributions from net gains on the sale or exchange of the Fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances

================================================================================
                                                                 Prospectus | 15

USAA GLOBAL OPPORTUNITIES FUND
===============================================================================

are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| FOREIGN

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions (foreign taxes) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit you to take a credit (or a deduction) for foreign taxes paid by the Fund. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes. As a shareholder of the Fund, you would be entitled to treat your share of the foreign taxes paid as a credit against your U.S. federal income tax, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. It is anticipated that the Fund will make the Foreign Election, in which event it will report to you shortly after each taxable year your share of the foreign taxes it paid and its foreign-source income.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held Fund shares, distributions of net capital gains (I.E., the excess of net long-term gain over net short-term capital loss) that the Fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders who are individuals.

|X| WITHHOLDING

Federal law requires the Fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X| Underreports dividend or interest income or

|X| Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.

|X| REPORTING

The Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Fund's most recent financial reports and prospectus even if you or a family member owns more than one account in the Fund. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X|  ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

================================================================================
16 | USAA Global Opportunities Fund

===============================================================================

FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Fund's  financial
statements, are included in the annual report, which is available upon request.

                                                      DECEMBER 31,
                                                          2008*
                                                    ----------------
Net asset value at beginning of period                    $ 10.00
                                                    ----------------
Income (loss) from investment operations:
    Net investment income(a)                                  .07
    Net realized and unrealized gain (loss)(a),(d)          (1.39)
                                                    ----------------
Total from investment operations                            (1.32)
                                                    ----------------
Less distributions from:
    Net investment income                                    (.07)
                                                    ----------------
    Net asset value at end of period                      $  8.61
                                                    ================
Total return (%)**(d)                                      (13.18)
Net assets at end of period (000)                         $73,563
Ratios to average net assets:***(b)
    Expenses (%)(c)                                          1.00
    Expenses, excluding reimbursements (%)(c)                1.12
Net investment income (%)                                    1.73
Portfolio turnover (%)                                         60

*    Fund commenced operations on July 31, 2008.

** Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

***  For  the  period  ended   December  31,  2008,   average  net  assets  were
     $68,328,000.

(a) Calculated using average shares. For the period ended December 31, 2008, average shares were 7,600,000.

(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

(d) For the period ended December 31, 2008, the Manager reimbursed the Fund $30,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund's per share net realized loss per share and total return was less than $0.01/0.01%.

================================================================================
                                                                 Prospectus | 17

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

                                      NOTES
================================================================================

9800 Fredericksburg Road                                     ===============
San Antonio, Texas 78288                                        PRSRT STD
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                                                             ===============
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================================================================================

     IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUND, YOU MAY CALL (800) 531-USAA (8722) TO REQUEST A FREE COPY OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), ANNUAL OR SEMIANNUAL REPORTS, OR TO ASK OTHER QUESTIONS ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE TO AND LEGALLY A PART OF THIS PROSPECTUS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUND'S ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED, FREE OF CHARGE, ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUND'S POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUND'S SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

     TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
     PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.

================================================================================

[USAA EAGLE LOGO]  WE KNOW WHAT IT MEANS TO SERVE. (R)

                                                                      [GRAPHIC]
                                                                 Recycled Paper

================================================================================
87347-0509      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part A

      Prospectus for the Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund,
                         and Target Retirement 2050 Fund

                               Is included herein

[USAA
EAGLE
LOGO (R)]

                                              GRAPHIC OMITTED
     ================================
     PROSPECTUS
     USAA TARGET RETIREMENT FUNDS
     MAY 1, 2009
     ===============================

                    TARGET RETIREMENT INCOME FUND
                    TARGET RETIREMENT 2020 FUND
                    TARGET RETIREMENT 2030 FUND
                    TARGET RETIREMENT 2040 FUND
                    TARGET RETIREMENT 2050 FUND

TABLE OF CONTENTS
-----------------------------------------------------------------------------

What Are Each Fund's Investment Objective and Principal Strategy?          2

What Are the Principal Risks of Investing in These Funds?                  4

Could the Value of Your Investment in These Funds Fluctuate?               6

Fees and Expenses                                                          6

Fund Management                                                            8

Description of Underlying Funds                                            9

How to Invest                                                             10

How to Redeem                                                             11

How to Exchange                                                           11

Other Important Information About Purchases, Redemptions, and Exchanges   12

Shareholder Information                                                   13

Financial Highlights                                                      15

As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

USAA TARGET RETIREMENT FUNDS
===============================================================================

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY?

Each Target Retirement Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation. The Funds' Board of Trustees may change a Fund's investment objective without shareholder approval.

Each Target Retirement Fund attempts to achieve its objective by investing in a diversified portfolio of underlying USAA mutual funds (underlying USAA Funds) according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund's specific year (target date) included in its name. As an investor, you should consider choosing the Target Retirement Fund whose stated target date is closest to the date you expect to start withdrawing funds for retirement purposes. In general, the Target Retirement Funds' investment program assumes funds will start being withdrawn for retirement purposes at age 65. Each Fund's allocation will change over time. A Fund with an earlier target date generally represents a more conservative choice. A Fund with a later target date generally represents a more aggressive choice.

TARGET RETIREMENT INCOME FUND

The Target Retirement Income Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 30% equity and 70% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA mutual funds allocation percentages will change over time. The Target Retirement Income Fund's approximate allocation percentages among the underlying USAA Funds as of the Fund's fiscal year end were as follows:

o Aggressive Growth Fund                           4.9%
o Growth Fund                                      3.3%
o S&P 500 Index Fund                               7.1%
o Income Stock Fund                                5.1%
o Value Fund                                       3.5%
o Small Cap Stock Fund                             6.0%
o International Fund                               8.1%
o Emerging Markets Fund                            3.9%
o Precious Metals and Minerals Fund                1.6%
o Income Fund                                     10.7%
o Intermediate-Term Bond Fund                     24.0%
o Short-Term Bond Fund                            19.6%
o Cash                                             2.0%

TARGET RETIREMENT 2020 FUND

The Target Retirement 2020 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 40% equity and 60% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds allocation percentages will change over time. The Target Retirement 2020 Fund's approximate allocation percentages among the underlying USAA Funds as of the Fund's fiscal year end were as follows:

o Aggressive Growth Fund                           6.9%
o Growth Fund                                      4.8%
o S&P 500 Index Fund                              10.6%
o Income Stock Fund                                7.4%
o Value Fund                                       5.0%
o Small Cap Stock Fund                             8.6%
o International Fund                              11.8%
o Emerging Markets Fund                            5.5%
o Precious Metals and Minerals Fund                3.1%
o Income Fund                                      7.4%
o Intermediate-Term Bond Fund                      9.1%
o Short-Term Bond Fund                             9.2%
o High-Yield Opportunities Fund                    9.0%
o Cash                                             1.7%

TARGET RETIREMENT 2030 FUND

The Target Retirement 2030 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 60% equity and 40% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds allocation percentages will change over time. The Target Retirement 2030 Fund's approximate allocation percentages among the underlying USAA Funds as of the Fund's fiscal year end were as follows:

o Aggressive Growth Fund                           7.5%
o Growth Fund                                      4.9%
o S&P 500 Index Fund                              11.4%
o Income Stock Fund                                7.8%
o Value Fund                                       5.2%
o Small Cap Stock Fund                             9.1%
o International Fund                              12.5%
o Emerging Markets Fund                            6.0%
o Precious Metals and Minerals Fund                3.4%
o Income Fund                                     13.8%
o Intermediate-Term Bond Fund                      7.2%
o High-Yield Opportunities Fund                    8.9%
o Cash                                             2.4%


===============================================================================
2 | USAA Target Retirement Funds

===============================================================================

TARGET RETIREMENT 2040 FUND

The Target Retirement 2040 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 80% equity and 20% fixed income. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds allocation percentages will change over time. The Target Retirement 2040 Fund's approximate allocation percentages among the underlying USAA Funds as of the Fund's fiscal year end were as follows:

o Aggressive Growth Fund                           3.5%
o Growth Fund                                     14.3%
o S&P 500 Index Fund                               8.2%
o Income Stock Fund                               11.1%
o Value Fund                                       7.5%
o Small Cap Stock Fund                            11.1%
o International Fund                              15.1%
o Emerging Markets Fund                            7.1%
o Precious Metals and Minerals Fund                3.9%
o Income Fund                                      8.2%
o High-Yield Opportunities Fund                    7.9%
o Cash                                             2.3%

TARGET RETIREMENT 2050 FUND

The Target Retirement 2050 Fund attempts to achieve its objective by investing in a diversified portfolio consisting of a long-term target asset class allocation of approximately 100% equity. This target asset class allocation may vary at times by being either overweighted or underweighted to stocks, bonds, and other asset classes when market conditions warrant. Both the target asset class allocation and the underlying USAA Funds allocation percentages will change over time. The Target Retirement 2050 Fund's approximate allocation percentages among the underlying USAA Funds as of the Fund's fiscal year end were as follows:

o Aggressive Growth Fund                           2.4%
o Growth Fund                                     21.7%
o S&P 500 Index Fund                               3.8%
o Income Stock Fund                               15.0%
o Value Fund                                      10.3%
o Small Cap Stock Fund                            13.3%
o International Fund                              18.1%
o Emerging Markets Fund                            8.6%
o Precious Metals and Minerals Fund                4.7%
o Cash                                             1.7%

TARGET RETIREMENT FUNDS' LIFESTYLE TRANSACTION

Over time, the target asset class allocation by the Target Retirement Funds will change according to a predetermined "lifestyle transition." The lifestyle transition represents the shifting of asset classes over time as each Target
Retirement Fund's neutral target asset mix becomes more conservative. This lifestyle transition reflects the need for reduced investment risks and lower volatility as retirement approaches. The allocations reflected in the lifestyle transaction chart on the following page are referred to as "neutral" allocations because they do not reflect tactical decisions by us to overweight or underweight a particular asset class based on its market outlook. However, we reserve the right to modify the target asset allocation strategy for any Target Retirement Fund and also to change the underlying USAA Funds' allocations for any Target Retirement Fund from time to time should market conditions and other circumstances warrant a change.

To ensure the Target Retirement Funds maintain their target lifestyle transition, new money invested in each Target Retirement Fund will be allocated to the underlying USAA Funds in accordance with the weightings at that time, which may be different than the long-term target asset class allocation, depending on a Fund's lifestyle transition over time or its overweight and underweight tactical positions. In addition, each Target Retirement Fund's portfolio will be rebalanced on a regular basis taking into account the following factors: each Fund's allocation among the asset classes, investment style, market capitalization, transaction costs, and global diversification.

For the Target Retirement Funds that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential while allocations to fixed-income securities are relatively low. We use this approach generally to help investors accumulate the assets needed during their retirement years. As time elapses and an investor's retirement date approaches, the Funds' neutral allocations to stocks will decrease in favor of fixed-income securities.

================================================================================
                                                                  Prospectus | 3

USAA TARGET RETIREMENT FUNDS
================================================================================

                            TARGET RETIREMENT FUNDS
                               NEUTRAL ALLOCATIONS

[CHART]

TARGET 2050   TARGET 2040  TARGET 2030    TARGET 2020           TARGET INCOME
100% Equity   80% Equity   60% Equity     40% Equity            30% Equity
              20% Bonds    40% Bonds      40% Bonds             30% Bonds
                                          20% short-term &      40% short-term &
                                              money market          money market
                                              instruments           instruments

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THESE FUNDS?

The risks of each Target Retirement Fund directly correspond to the risks of the underlying USAA Funds in which each Target Retirement Fund invests. By investing in the underlying USAA Funds, each Target Retirement Fund has partial exposure to the risk of many different areas of the market. The degree to which the risks described below apply to a particular Target Retirement Fund varies according to the Fund's asset allocation. The more a Target Retirement Fund is allocated to stock funds, the greater the expected risk. Target Retirement Funds also are subject to asset allocation risk (I.E., risk that allocations will not produce intended results) and to management risk (I.E., the selection of underlying USAA Funds will not produce intended results).

TO THE EXTENT A TARGET RETIREMENT FUND HAS EXPOSURE TO EQUITY SECURITIES THROUGH INVESTMENT IN THE UNDERLYING USAA FUNDS, IT IS SUBJECT TO THE FOLLOWING RISKS:

STOCK MARKET RISK: Stock market risk is the possibility that the value of a Fund's investments in equity securities will decline regardless of the success or failure of a company's operations. A company's stock price in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. Equity securities tend to be more volatile than bonds.

SMALL-CAP COMPANY RISK: The greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

MANAGEMENT RISK: Management risk is the possibility that the investment techniques and risk analyses used by a fund's manager will not produce the desired results. There is no guarantee that the investment techniques and risk analyses used by a fund's manager will produce the desired results.

DIVIDEND PAYOUT RISK: The possibility that a number of the companies in which a fund invests will reduce or eliminate the dividend on the securities held by the fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of a fund to produce investment income to shareholders will be adversely affected.

REAL ESTATE INVESTMENT TRUSTS (REITs) INVESTMENT RISK: Investing in both equity and debt securities of REITs may subject a fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and could be significantly impacted by changes in tax laws. Moreover, by investing in debt securities of REITs, a fund is also subject to credit risk.

PRECIOUS METALS AND MINERALS SECURITIES INVESTMENT RISK: Because of commodity price volatility and the increased impact such volatility

================================================================================
4 | USAA Target Retirement Funds

================================================================================

has on the profitability of precious metals and minerals companies, there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to your portfolio may help to reduce overall fluctuations in portfolio value.

FOREIGN INVESTING RISK: Foreign investing risk is the possibility that the value of a fund's investments in foreign securities will decrease because of unique risks, such as currency-exchange rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes. Two forms of foreign investing risk are emerging markets risk and political risk.

|X| EMERGING MARKETS RISK: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less diverse and mature than those in the United States and to political systems that may be less stable.

|X| POLITICAL RISK: Political risk includes a greater potential for coups d'etat, revolts, and expropriation by governmental organizations.

NONDIVERSIFICATION RISK: A fund is nondiversified if it invests a greater percentage of its assets in a single issuer. Because a relatively high percentage of the total assets of the underlying USAA Aggressive Growth and USAA Precious Metals and Minerals Funds may be invested in the securities of a single issuer or a limited number of issuers, the securities of these Funds may be more sensitive to changes in the market value of a single issuer or a limited number of issuers. Such a focused investment strategy may increase the volatility of the Funds' investment results, because these Funds may be more susceptible to risks associated with a single issuer or economic, political, or regulatory event than a diversified fund.

INITIAL PUBLIC OFFERINGS (IPO) RISK: By investing a fund's assets in IPOs, it becomes subject to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As a fund's assets grow, the effect of a fund's investments in IPOs on a fund's performance probably will decline, which could reduce the fund's performance.

OVER-THE-COUNTER (OTC) RISK: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and a fund may experience difficulty in purchasing or selling these securities at a fair price.

DERIVATIVES RISK: Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that a fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a fund to the effects of leverage, which could increase a fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to a fund.

TO THE EXTENT A TARGET RETIREMENT FUND HAS EXPOSURE TO FIXED-INCOME SECURITIES THROUGH INVESTMENT IN THE UNDERLYING USAA FUNDS, IT IS SUBJECT TO THE FOLLOWING
RISKS:

CREDIT RISK: Credit risk is the possibility that a borrower cannot make timely dividend, interest, and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal, and political risks), which cast doubt on their ability to honor their financial obligations. They may be unable to pay dividends, interest when due, or return all of the principal amount of their debt obligations at maturity.

When evaluating potential investments for a fund, our analysts assess credit risk and its impact on a fund's portfolio. In addition, the public rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that dividends, interest, or principal will be repaid on a timely basis.

MARKET ILLIQUIDITY RISK: Market illiquidity is the risk of investing in the types of securities whose market is generally less liquid than the market for higher-quality securities. The market for lower-quality issues is generally less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the price may be substantially higher or lower than expected.

INTEREST RATE RISK: Interest rate risk is the possibility that the value of a fund's investments will fluctuate because of changes in interest rates. As a mutual fund generally investing in income-producing securities, a fund is subject to the risk that the market value of the securities will decline because of rising interest rates. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its maturity. Generally, the longer the maturity, the greater its sensitivity to interest rates. To compensate investors for this higher risk, securities with longer maturities generally offer higher yields than securities with shorter maturities.

|X| IF INTEREST RATES INCREASE, the yield of a fund may increase and the market value of the fund's securities will likely decline,

================================================================================
                                                                  Prospectus | 5

USAA TARGET RETIREMENT FUNDS
================================================================================

     adversely affecting the fund's net asset value (NAV) and total return.

|X| IF INTEREST RATES DECREASE, the yield of a fund may decrease and the market value of the fund's securities may increase, which would likely increase the fund's NAV and total return.

PREPAYMENT RISK: The possibility that prepayments of mortgage-backed securities in a fund's portfolio will require reinvestment at lower interest rates, resulting in less interest income to the fund. As a mutual fund investing in mortgage-backed securities, a fund is subject to prepayment risk for these securities. Mortgagors may generally pay off mortgages without penalty before the due date. When mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage is usually prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require reinvestment of the principal at the then-current level of interest rates, which are often at a lower level than when the mortgages were originally issued. Reinvestment at lower rates tends to reduce the interest payments received by a fund and, therefore, the size of the net investment income dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.

U.S. GOVERNMENT-SPONSORED ENTERPRISES (GSES) RISK: While mortgage-backed securities and other securities issued by certain GSEs, such as the Government National Mortgage Association (Ginnie Mae), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs, are supported only by the right of the GSE (including Freddie Mac and Fannie Mae) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or only by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

OTHER RISKS: Because any investment involves risk, there is no assurance that a fund's objective will be achieved. As you consider an investment in any of the Target Retirement Funds, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Target Retirement Funds.

An investment in the Target Retirement Funds is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may find more detailed information about the risks you will face as a Fund shareholder in the statement of additional information.

COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE?

Yes, it could. In fact, the value of your investment in the Target Retirement Funds will fluctuate with the changing market values of the investments in the underlying USAA Funds.

The Target Retirement Funds offer several different combinations of the growth potential of stocks, the greater income of bonds, and the relative stability of short-term bond funds. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. There is no guarantee that the Target Retirement Funds will achieve their goals. The Target Retirement Funds are not a complete solution to an investor's retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Performance history for the Target Retirement Funds will be available in the prospectus after the Funds have been in operation for one full calendar year.

TOTAL RETURN

All mutual funds must use the same formula to calculate TOTAL RETURN.

================================================================================
TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL NET INVESTMENT INCOME AND REALIZED CAPITAL GAIN DISTRIBUTIONS.
================================================================================

FEES AND EXPENSES

The following summary describes the fees and expenses you may pay, directly and indirectly, to invest in these Funds.

SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $20 domestic wire fee and a $35 foreign wire fee. (Your bank also may charge a fee for wires.)

ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

The expenses of the Target Retirement Funds are limited to the direct operating expenses and their share of the expenses of the underlying USAA Funds in which the Target Retirement Funds invest. The figures below show the actual expenses for each Fund, during the past fiscal year ended December 31, 2008, based on its direct operating expenses and its expected allocation to, and the expense ratio of, the acquired funds.

TARGET RETIREMENT INCOME FUND
--------------------------------------------------------------------------------
Management Fee                              None
Distribution and Service (12b-1) Fees       None
Other Expenses                             1.06%
Acquired Fund Fees and Expenses             .51%(a)
TOTAL ANNUAL OPERATING EXPENSES            1.57%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 15.

===============================================================================
6 | USAA Target Retirement Funds

===============================================================================

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) We have voluntarily agreed to waive all fees and to reimburse all operating expenses of the Fund until December 31, 2010, excluding extraordinary expenses and acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses
              Excluding Acquired Fund Fees and Expenses (AFFE)     1.06%
           Reimbursement from IMCO                                (1.06%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND EXCLUDING AFFE               0.00%

TARGET RETIREMENT 2020 FUND
--------------------------------------------------------------------------------
Management Fee                              None
Distribution and Service (12b-1) Fees       None
Other Expenses                              .73%
Acquired Fund Fees and Expenses             .57%(a)
TOTAL ANNUAL OPERATING EXPENSES            1.30%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 15.

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) We have voluntarily agreed to waive all fees and to reimburse all operating expenses of the Fund until December 31, 2010, excluding extraordinary expenses and acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses
              Excluding Acquired Fund Fees and Expenses (AFFE)     .73%
           Reimbursement from IMCO                                (.73%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND EXCLUDING AFFE              0.00%

TARGET RETIREMENT 2030 FUND
--------------------------------------------------------------------------------
Management Fee                              None
Distribution and Service (12b-1) Fees       None
Other Expenses                              .61%
Acquired Fund Fees and Expenses             .62%(a)
TOTAL ANNUAL OPERATING EXPENSES            1.23%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 15.

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) We have voluntarily agreed to waive all fees and to reimburse all operating expenses of the Fund until December 31, 2010, excluding extraordinary expenses and acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses
              Excluding Acquired Fund Fees and Expenses (AFFE)     .61%
           Reimbursement from IMCO                                (.61%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND EXCLUDING AFFE              0.00%

Target Retirement 2040 Fund
--------------------------------------------------------------------------------
Management Fee                              None
Distribution and Service (12b-1) Fees       None
Other Expenses                              .70%
Acquired Fund Fees and Expenses             .70%(a)
TOTAL ANNUAL OPERATING EXPENSES            1.40%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 15.

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) We have voluntarily agreed to waive all fees and to reimburse all operating expenses of the Fund until December 31, 2010, excluding extraordinary expenses and acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses
              excluding Acquired Fund Fees and Expenses (AFFE)     .70%
           Reimbursement from IMCO                                (.70%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND EXCLUDING AFFE              0.00%

TARGET RETIREMENT 2050 FUND
--------------------------------------------------------------------------------
Management Fee                              None
Distribution and Service (12b-1) Fees       None
Other Expenses                             1.55%
Acquired Fund Fees and Expenses             .79%(a)
TOTAL ANNUAL OPERATING EXPENSES            2.34%(B,C)

(a) Acquired fund fees and expenses are fees and expenses incurred indirectly by the Fund as a result of investment in other investment companies, including ETFs. Since acquired fund fees and expenses are not directly borne by the Fund, they are not directly reflected in the Fund's financial statements, with the result that the information presented in this expense table will differ from that presented in the Financial Highlights on page 15.

===============================================================================
                                                                  Prospectus | 7

USAA TARGET RETIREMENT FUNDS
================================================================================

(b) Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to reduce the Fund's expenses. Total annual operating expenses reflect total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly reduced the expense ratio by less than 0.01%.

(c) We have voluntarily agreed to waive all fees and to reimburse all operating expenses of the Fund until December 31, 2010, excluding extraordinary expenses and acquired fund fees and expenses. We can modify or terminate this arrangement at any time. With this arrangement, the Fund's actual total annual operating expenses were as follows:

           Actual Total Annual Operating Expenses
              Excluding Acquired Fund Fees and Expenses (AFFE)     1.55%
           Reimbursement from IMCO                                (1.55%)
           TOTAL ANNUAL OPERATING EXPENSES
              AFTER REIMBURSEMENT AND EXCLUDING AFFE               0.00%

EXAMPLE

This example is intended to help you compare the cost of investing in the Target Retirement Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) a Fund's operating expenses (before any reimbursement or fee offset arrangement) remain the same, and (3) you redeem all of your shares at the end of the periods shown.

TARGET RETIREMENT INCOME FUND

------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------

       $160           $496          $855           $1,867

TARGET RETIREMENT 2020 FUND

------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------

       $132           $412          $713           $1,568

TARGET RETIREMENT 2030 FUND

------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------

       $125           $390          $676           $1,489

TARGET RETIREMENT 2040 FUND

------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------

       $143           $443          $766           $1,680

TARGET RETIREMENT 2050 FUND

------------------------------------------------------------------------
      1 YEAR         3 YEARS       5 YEARS       10 YEARS
------------------------------------------------------------------------

       $237           $730          $1,250         $2,676

FUND MANAGEMENT

IMCO serves as the manager of the Target Retirement Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is P.O. Box 659453, San Antonio, Texas 78265-9825.

==================================================
TOTAL ASSETS UNDER MANAGEMENT BY IMCO
APPROXIMATELY $58 BILLION AS OF MARCH 31, 2009
==================================================

We provide investment management services to the Target Retirement Funds pursuant to an Advisory Agreement, for which we do not receive any management fees for performing such investment management services. Under this agreement, we are responsible for managing the business and affairs of the Funds, subject to the authority of and supervision by the Funds' Board of Trustees. A discussion regarding the basis of the Board of Trustees' approval of the Funds' Advisory Agreement is available in the Target Retirement Funds' semiannual report to shareholders for periods ending June 30.

In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

PORTFOLIO MANAGERS

John P. Toohey and Wasif A. Latif, as the co-managers of the Target Retirement Funds, have day-to-day management responsibility for the Target Retirement Funds and work with an investment strategy committee in developing and executing each Fund's investment program.

Mr. Toohey, CFA, is vice president of Equity Investments and joined USAA in February 2009. Prior to joining USAA, Mr. Toohey was a managing director at AIG Investments, where he was responsible for the investments supporting AIG's pension plans worldwide. He also was co-portfolio manager for four lifestyle and asset allocation funds, oversaw the equity index fund business, and served as a senior member of the external client asset allocation team. Education: B.A., Mathematics, Williams College. He is a Fellow of the Society of Actuaries and holds the Chartered Financial Analyst (CFA) designation.

Mr. Latif is assistant vice president of Equity Investments and joined USAA in June 2006. Prior to joining USAA, he was an equity portfolio manager at Deutsche Bank Private Wealth Management (DB PWM) from December 1998 to May 2006, where he was responsible for managing two fund-of-fund products and an international equity fund. Mr. Latif also was a member of DB PWM's U.S. Investment Committee responsible for covering the international equity and emerging markets asset classes. Education: B.S. in finance, University of Indianapolis; M.B.A., University of Illinois at Chicago.

The statement of additional information provides additional information about the portfolio managers' compensation, other accounts, and ownership of each Fund's securities.

================================================================================
8 | USAA Target Retirement Funds

================================================================================

MANAGEMENT OF THE UNDERLYING FUNDS

IMCO serves as investment manager to all of the underlying USAA Funds and, in conjunction with each underlying USAA Fund's subadviser(s), is responsible for the selection and management of the underlying USAA Funds' portfolio investments.

DESCRIPTION OF UNDERLYING FUNDS

The  investments  of  each  Target  Retirement  Fund  are  concentrated  in  the underlying USAA Funds. Although the underlying USAA Funds are categorized generally as equity, fixed-income, and other alternatives, many of these Funds may invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. Therefore, the Target Retirement Funds' investment performance is directly related to the investment performance of these underlying USAA Funds.

Each of the underlying USAA Funds may temporarily depart from its normal investment policies in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying USAA Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn prevent a Target Retirement Fund from achieving its investment objective.

The following table gives a brief description of the principal investment strategy of the underlying USAA Funds. Additional investment practices are described in more detail under the "Investment Policies" in the statement of additional information and in each underlying USAA Fund's prospectus.

================================================================================
EQUITY FUNDS                     OBJECTIVE/STRATEGY
================================================================================
USAA Aggressive Growth Fund      capital appreciation/primarily invests in large
                                 companies selected for growth potential
--------------------------------------------------------------------------------
USAA Growth Fund                 long-term growth of  capital/primarily  invests
                                 in  equity  securities  of  companies  that are
                                 selected for their growth potential
--------------------------------------------------------------------------------
USAA S&P 500 Index Fund          an index fund  that seeks to match, before fees
                                 and expenses, the S&P 500 Index performance
--------------------------------------------------------------------------------
USAA Income Stock Fund           current  income  with  prospect  of  increasing
                                 dividend   income  and  potential  for  capital
                                 appreciation/80% in common stocks with at least
                                 65% normally invested in dividend paying common
                                 stocks
--------------------------------------------------------------------------------
USAA Value Fund                  long-term growth of  capital/primarily  invests
                                 in   equity   securities   considered   to   be
                                 undervalued
--------------------------------------------------------------------------------
USAA Small Cap Stock Fund        long-term   growth  of  capital/80%  in  equity
                                 securities  of  companies   with  small  market
                                 capitalizations
--------------------------------------------------------------------------------
USAA International Fund          capital  appreciation/80% in  equity securities
                                 of foreign companies (including emerging market
                                 companies)
--------------------------------------------------------------------------------
USAA Emerging Markets Fund       capital appreciation/80% in equity securities
                                 of emerging market companies
================================================================================
FIXED-INCOME FUNDS               OBJECTIVE/STRATEGY
================================================================================
USAA Income Fund                 maximum  current  income  without undue risk to
                                 principal/primarily in U.S.  dollar-denominated
                                 debt  securities  that have been  selected  for
                                 their high yields relative to the risk involved
--------------------------------------------------------------------------------
USAA Intermediate-Term           high  current  income  without  undue  risk  to
Bond Fund                        principal/debt   securities   with   a   dollar
                                 weighted  average  maturity between three to 10
                                 years
--------------------------------------------------------------------------------
USAA Short-Term Bond Fund        high    current    income    consistent    with
                                 preservation of principal/investment-grade debt
                                 securities  with  a  dollar  weighted   average
                                 maturity of three years or less
--------------------------------------------------------------------------------
USAA High-Yield Opportunities    high current  income and capital  appreciation/
Fund                             80% in high-yield securities
================================================================================
ALTERNATIVE FUNDS                OBJECTIVE/STRATEGY
================================================================================
USAA Precious Metals and         long-term capital  appreciation and protect the
Minerals Fund                    purchasing   power  of  your  capital   against
                                 inflation/80% in equity  securities of domestic
                                 and foreign  companies  principally  engaged in
                                 the exploration,  mining, or processing of gold
                                 and other precious metals and minerals
================================================================================

===============================================================================
                                                                  Prospectus | 9

USAA TARGET RETIREMENT FUNDS
===============================================================================

HOW TO INVEST

OPENING AN ACCOUNT

You may open an account and make purchases on the Internet, by telephone, or by mail, as described below. If opening by mail, you should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

As required by federal law, we must obtain certain information from you prior to opening an account. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account and return to you the value of your shares at the next calculated NAV.

TO PURCHASE  SHARES  THROUGH YOUR USAA  BROKERAGE  ACCOUNT,  PLEASE CONTACT USAA
BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE APPLICABLE POLICIES AND PROCEDURES. ADDITIONAL FEES ALSO MAY APPLY.

If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. A distribution fee may apply to all full IRA distributions, except for those due to death, disability, divorce, or transfer to other USAA lines of business. Partial IRA distributions are not charged a distribution fee. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.

TAXPAYER IDENTIFICATION NUMBER

Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding required by the Internal Revenue Code. See TAXES on page 14 for additional tax information.

EFFECTIVE DATE

When you make a purchase, your purchase price will be the NAV per share next determined after we receive your request in proper form (E.G., complete, signed application and payment). A Fund's NAV is determined as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (NYSE) each day it is open for trading. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after that time, the purchase will be effective on the next business day.

A Fund or the Fund's transfer agent may enter into agreements with third parties (Servicing Agents), which hold Fund shares in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for Fund shares on a Fund's behalf. Under these arrangements, a Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund's NAV next computed after they are received by an authorized Servicing Agent, even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.

If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept the following foreign instruments: checks, money orders, traveler's checks, or other similar instruments. In addition, we do not accept cash or coins.

MINIMUM INVESTMENTS

INITIAL PURCHASE

|X|  $3,000 ($1,000 for IRAs)

ADDITIONAL PURCHASES

|X| $50 per transaction minimum, per account. Employees of USAA and its affiliated companies may open an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     There are no minimum initial or subsequent purchase payment amounts for investments in a Target Retirement Fund through USAA Strategic Fund
     Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other designated USAA managed investment accounts. In addition, a Fund may waive or lower purchase minimums in other circumstances.

HOW TO PURCHASE BY...

INTERNET/MOBILE ACCESS - USAA.COM OR MOBILE.USAA.COM

|X| To establish access to your account, log on to USAA.COM and click on "register now" or call (800) 759-8722. Once you have established Internet access to your account, you may use your personal computer, web-enabled telephone, or PDA to perform certain mutual fund transactions by accessing our Web site. You will be able to open and fund a new mutual fund account, make purchases, exchange to another fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA SELF-SERVICE TELEPHONE SYSTEM (800) 531-USAA (8722)

|X| In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you may use our USAA self-service telephone system to access your Fund account to make selected purchases, exchange to another fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and Electronic Funds Transfer (EFT) Buy/Sell authorization on file.

===============================================================================
10 | USAA Target Retirement Funds

===============================================================================

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

MAIL

|X|  To open an account, send your application and check to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

BANK WIRE

|X|  To add to your  account,  visit us at USAA.COM or  MOBILE.USAA.COM  or call
     (800) 531-USAA (8722) for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

EFT

|X| Additional purchases on a regular basis may be deducted electronically from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or log on to USAA.COM or MOBILE.USAA.COM or call (800) 531-USAA (8722) to add them.

USAA BROKERAGE SERVICES

|X| To purchase new and additional shares in your USAA brokerage account, log on to USAA.COM or MOBILE.USAA.COm or call USAA Brokerage Services at (800) 531-USAA (8722) for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the policies and procedures that may apply to your USAA brokerage account.

HOW TO REDEEM

You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the close of the NYSE (generally 4 p.m. Eastern time), your redemption will be effective on the next business day.

We will send your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to seven days from the purchase date. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the redeemed shares (which is generally the amount you paid when you originally purchased those shares) and the proceeds you receive upon their redemption.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services for redemption instructions. These shares are part of your USAA brokerage account, and any redemption request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

In addition, a Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (E.G., if the NYSE is closed or when permitted by order of the Securities and Exchange Commission).

HOW TO REDEEM BY...

INTERNET/MOBILE

|X|  Access USAA.COM or MOBILE.USAA.COM.

TELEPHONE

|X| Call toll free (800) 531-USAA (8722) to access our 24-hour USAA self-service telephone system or to speak with a member service representative. Our hours of operation are Monday - Friday, 7:30 a.m. to 10 p.m. CT and Saturday, 8 a.m. to 5 p.m. CT.

Telephone redemption privileges are established automatically when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.

MAIL

|X|  Send your written instructions to:

     REGULAR MAIL:
     USAA Investment Management Company
     P.O. Box 659453
     San Antonio, TX 78265-9825

     REGISTERED OR EXPRESS MAIL:
     USAA Investment Management Company
     9800 Fredericksburg Road
     San Antonio, TX 78240

FAX

|X|  Send a signed fax with written instructions to (800) 292-8177.

USAA BROKERAGE SERVICES

|X|  Log on to  USAA.COM  or  MOBILE.USAA.COM  or call toll free (800)  531-USAA
     (8722) to speak with a member service representative.

HOW TO EXCHANGE

EXCHANGE PRIVILEGE

The exchange privilege is automatic when you complete your application. You may exchange shares among funds in the USAA family of funds, provided the shares to be acquired are offered in your state of residence.

================================================================================
                                                                 Prospectus | 11

USAA TARGET RETIREMENT FUNDS
================================================================================

Exchanges made through the USAA self-service telephone system and the Internet require an ESA on file. After we receive the exchange orders, the Fund's transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined pursuant to the procedures set forth herein. See EFFECTIVE DATE on page 10. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares you originally purchased and the price of those shares when they are exchanged.

If your shares are held in your USAA brokerage account, please contact USAA Brokerage Services regarding exchange policies. These shares will become part of your USAA brokerage account, and any exchange request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern time) will receive the NAV per share determined for that day, subject to the applicable policies and procedures.

Each Fund has undertaken certain authentication procedures regarding telephone transactions as previously described. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

OTHER IMPORTANT INFORMATION ABOUT PURCHASES, REDEMPTIONS, AND EXCHANGES

ACCOUNT BALANCE

USAA Shareholder Account Services may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $3,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (4) all IRA accounts (for the first year the account is open).

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing BONA FIDE investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing that may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds' using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

THE FUNDS' RIGHT TO REJECT PURCHASE AND EXCHANGE
ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the Fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, the Funds reserve the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if it is in the best interest of a fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short-Term Fund;

|X|  Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), or USAA Federal Savings Bank Trust Department;

|X| Purchases and sales by the USAA institutional shares for use in USAA Target Retirement Funds or other designated USAA managed investment accounts; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
     considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.

==============================================================================
12 | USAA Target Retirement Funds

===============================================================================

If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading.

The USAA Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account, unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or USAA Funds will review net activity in these omnibus accounts for activity that indicates potential excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity for individual accounts to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.

OTHER FUND RIGHTS

Each Fund reserves the right to:

|X| Reject or restrict purchase or exchange orders when in the best interest of the Fund;

|X| Limit or discontinue the offering of shares of the Fund without notice to the shareholders;

|X| Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;

|X| Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors);

|X|  Redeem an account with less than $250, with certain limitations; and

|X| Restrict or liquidate an account when necessary or appropriate to comply with federal law.

SHAREHOLDER INFORMATION

CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

You may access the most current price, yield, and total return information for the Target Retirement Funds through USAA.COM. You also may call the USAA self-service telephone system at (800) 531-USAA (8722). Say "mutual fund quotes," then say the fund name or FUND NUMBER of the fund about which you would like to receive information.

Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate NEWSPAPER SYMBOL. If you prefer to obtain this information from an online service, you may do so by using its TICKER SYMBOL.

===============================================================================
                                       FUND NUMBER          TICKER SYMBOL

Target Retirement Income Fund                   85                  URINX
Target Retirement 2020 Fund                     86                  URTNX
Target Retirement 2030 Fund                     87                  URTRX
Target Retirement 2040 Fund                     88                  URFRX
Target Retirement 2050 Fund                     89                  URFFX
===============================================================================

SHARE PRICE CALCULATION

The price at which you purchase and redeem fund shares is equal to the NAV PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell fund shares at the NAV per share without a sales charge. Each Target Retirement Fund's NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern Time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.

===============================================================================
                           TOTAL ASSETS - TOTAL LIABILITIES
                         -----------------------------------------
NAV PER SHARE   =                 NUMBER OF SHARES
                                   OUTSTANDING
===============================================================================

Each Target Retirement Fund's NAV is calculated based upon the NAVs of the underlying USAA Funds in which the Target Retirement Funds invest, which are calculated on the same day and time as the NAV of the respective Target Retirement Fund. The assets of each underlying USAA Fund are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction

===============================================================================
                                                                 Prospectus | 13

USAA TARGET RETIREMENT FUNDS
================================================================================

of the underlying Fund's Board of Trustees. The prospectus for the underlying USAA Funds explain the circumstances under which those funds will use fair value pricing and the effects of doing so.

DIVIDENDS AND OTHER DISTRIBUTIONS

Each Target Retirement Fund, except for the Target Retirement Income Fund, pays net investment income dividends annually. The Target Retirement Income Fund pays net investment income dividends quarterly. Ordinarily, any net realized capital gain distributions will be paid in December of each year. A fund may make additional distributions to shareholders when considered appropriate or necessary. For example, a fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the fund unless you request to receive these distributions by way of EFT. The share price will be the NAV of the fund shares computed on the ex-distribution date. Any income dividends or capital gain distributions made by a fund will reduce the NAV per share by the amount of the dividends or other distributions on the ex-distribution date. You should consider carefully the effects of purchasing shares of a fund shortly before any dividend or other distribution. Some or all of these distributions are subject to taxes. We will invest in your account any dividend or other distribution returned to us by your financial institution at the current NAV per share.

===============================================================================
INCOME DIVIDENDS: PAYMENTS TO SHAREHOLDERS OF INCOME FROM INTEREST GENERATED BY A FUND'S INVESTMENTS.

CAPITAL GAIN DISTRIBUTIONS: PAYMENTS TO SHAREHOLDERS OF GAINS REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
===============================================================================

TAXES

This tax information is quite general and refers to the federal income tax law in effect as of the date of this prospectus. Distributions that shareholders receive from a fund are subject to federal income tax and may be subject to state or local taxes. A 15% maximum federal income tax rate will apply to individual shareholders through December 31, 2010, for (1) gains on redemptions of fund shares held for more than one year and (2) a Fund's distributions from net gains on the sale or exchange of the fund's capital assets held for more than one year and from the Fund's qualified dividend income, which consists of dividends received from domestic corporations and certain foreign corporations assuming certain holding period and other requirements are met by the Fund and the shareholder. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

|X| SHAREHOLDER TAXATION

Dividends from net investment income and distributions of the excess of short-term capital gains over net long-term capital losses are taxable to you as ordinary income, whether received in cash or reinvested in additional shares. A portion of these dividends may qualify for the 70% dividends-received deduction available to corporations and for the maximum 15% tax rate applicable to qualified dividend income available to individuals.

Regardless of the length of time you have held fund shares, distributions of net capital gain (I.E., the excess of net long-term gain over net short-term capital loss) that a fund realizes are taxable to you as long-term capital gains whether received in cash or reinvested in additional shares. These gains will qualify for a reduced capital gains rate for shareholders that are individuals.

|X| WITHHOLDING

Federal law requires a fund to withhold (referred to as "backup withholding") and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions otherwise payable to any non-corporate shareholder who fails to furnish a fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any such shareholder who:

|X|  Underreports dividend or interest income or

|X|  Fails to certify that he or she is not subject to backup withholding.

To avoid this withholding requirement, you must certify, on your application or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

|X| REPORTING

Each USAA Target Retirement Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes.

SHAREHOLDER MAILINGS

|X| HOUSEHOLDING

Through our ongoing efforts to help reduce fund expenses, each household will receive a single copy of the Target Retirement Funds' most recent financial reports and prospectus even if you or a family member owns more than one account in these Funds. However, if you would like to receive individual copies, please contact us and we will begin your individual delivery within 30 days of your request.

|X|  ELECTRONIC DELIVERY

Log on to USAA.COM and sign up to receive your statements, confirmations, financial reports, and prospectuses via the Internet instead of through the mail.

===============================================================================
14 | USAA Target Retirement Funds

===============================================================================

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

The information has been audited by Ernst & Young LLP, an independent registered
public   accounting  firm,  whose  report,   along  with  the  Funds'  financial
statements, is included in the annual report, which is available upon request.

                                                             PERIOD ENDED DECEMBER 31, 2008*

                                               TARGET INCOME      TARGET 2020     TARGET 2030    TARGET 2040     TARGET 2050
                                               ------------------------------------------------------------------------------
 Net asset value at beginning of period              $  10.00         $  10.00        $  10.00       $  10.00       $  10.00
                                                     ------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income(a)                               .23              .26             .25            .21            .17
   Net realized and unrealized loss(a)                  (1.63)           (1.76)          (2.26)         (2.72)         (2.99)
                                                     ------------------------------------------------------------------------
 Total from investment operations(a)                    (1.40)           (1.50)          (2.01)         (2.51)         (2.82)
                                                     ------------------------------------------------------------------------
Less distributions from:
   Net investment income                                 (.16)            (.15)           (.14)          (.12)          (.11)
                                                     ------------------------------------------------------------------------
 Net asset value at end of period                    $   8.44         $   8.35        $   7.85       $   7.37       $   7.07
                                                     ========================================================================
 Total return (%)**                                    (14.01)          (14.95)         (20.06)        (25.05)        (28.20)
 Net assets at end of period (000)                   $ 22,737         $ 39,717        $ 50,492       $ 43,742       $ 16,089
 Ratios to average net assets:***(b),(c)
   Expenses                                                 -                -               -              -              -
   Expenses, excluding reimbursements (%)(d)             1.06              .73             .61            .70           1.55
   Net investment income (%)                             6.31             7.35            7.27           6.61           5.40
 Portfolio turnover (%)                                    20               31              18              4              2

*    Funds commenced operations on July 31, 2008.

**   Assumes reinvestment of all net investment income and realized capital gain
     distributions,   if  any,  during  the  period.   Includes  adjustments  in
     accordance with U.S.  generally  accepted  accounting  principles and could differ from the Lipper reported  return.  Total returns for periods of less than one year are not annualized.

***  For the period ended December 31, 2008,  average net assets were as follows
     (000):
                                                      $14,580          $22,418         $28,229        $24,612        $10,301

(a)  Calculated  using average  shares.  For the period ended December 31, 2008, average shares were as follows (000):
                                                        1,673            2,642           3,500          3,206          1,373

(b)  Calculated   excluding  the  Funds'  pro-rata  share  of  expenses  of  the underlying USAA funds.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Reflects total operating expenses of the Funds before reductions of any expenses paid indirectly. The Funds' expenses paid indirectly decreased the expense ratios by less than 0.01%.

===============================================================================
                                                                 Prospectus | 15

                                                      ==============
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                                                          USAA
                                                      ==============
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================================================================================

   IF YOU WOULD LIKE MORE INFORMATION ABOUT THE TARGET RETIREMENT FUNDS, YOU MAY CALL (800) 531-USAA (8722) TO REQUEST A FREE COPY OF THE FUNDS' ANNUAL OR
   SEMIANNUAL REPORTS, STATEMENT OF ADDITIONAL INFORMATION (SAI), OR TO ASK OTHER QUESTIONS ABOUT THE FUNDS. THE SAI HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) AND IS LEGALLY A PART OF THIS PROSPECTUS. IN THE FUNDS' ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR. THE FUNDS' ANNUAL AND SEMIANNUAL REPORTS ALSO MAY BE VIEWED ON USAA.COM. A COMPLETE DESCRIPTION OF THE FUNDS' POLICIES AND PROCEDURES WITH RESPECT TO THE DISCLOSURE OF EACH FUND'S PORTFOLIO SECURITIES IS AVAILABLE IN THE FUNDS' SAI. THE SAI IS NOT AVAILABLE ON USAA.COM BECAUSE OF COST CONSIDERATIONS AND LACK OF INVESTOR DEMAND.

   TO VIEW THESE DOCUMENTS, ALONG WITH OTHER RELATED DOCUMENTS, YOU MAY VISIT THE EDGAR DATABASE ON THE SEC'S WEB SITE (WWW.SEC.GOV) OR THE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING (202) 551-8090. ADDITIONALLY, COPIES OF THIS INFORMATION MAY BE OBTAINED, AFTER PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
   PUBLICINFO@SEC.GOV OR BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, DC 20549-0102.

================================================================================

[USAA
EAGLE
LOGO] WE KNOW WHAT IT MEANS TO SERVE.(R)

                                                                      [GRAPHIC]
                                                                  Recycled Paper

================================================================================
87304-0509      Investment Company Act File No. 811-7852          (C)2009, USAA.
                                                            All rights reserved.

                                     Part B

                  Statements of Additional Information for the
                 Extended Market Index Fund, S&P 500 Index Fund,
               Nasdaq-100 Index Fund, Total Return Strategy Fund,
            Global Opportunities Fund, Target Retirement Income Fund,
            Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund

                               are included herein

                                     Part B

                   Statement of Additional Information for the
                 Extended Market Index Fund, S&P 500 Index Fund,
              Nasdaq-100 Index Fund, and Total Return Strategy Fund

                               Is included herein

[USAA             USAA                                   STATEMENT OF
EAGLE             MUTUAL                                 ADDITIONAL INFORMATION
LOGO (R)]         FUNDS TRUST                            MAY 1, 2009



                 S&P 500 Index Fund, Extended Market Index Fund,
            Nasdaq-100 Index Fund, and Total Return Strategy Fund(R)

--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, four of which are described in this statement of additional information (SAI): the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, and the Total Return Strategy Fund (collectively, the Funds). The S&P 500 Index Fund and the Extended Market Index Fund are classified as diversified, while the Nasdaq-100 Index Fund and the Total Return Strategy Fund are classified as nondiversified.

With respect to the Extended Market Index Fund, the Trust invests all of the Fund's investable assets in an open-end management investment company having a substantially similar investment objective as the Fund. The investment company is the Master Extended Market Index Series (Extended Market Portfolio), a series of the Quantitative Master Series LLC (Master LLC), advised by BlackRock Advisers, LLC and subadvised by BlackRock Investment Management, LLC (collectively referred to as BlackRock).

You may obtain a free copy of a prospectus dated May 1, 2009, for any of the Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, by calling toll free (800) 531-USAA (8722), or by logging on to USAA.COM and downloading. You also may request a free copy be sent to you via e-mail. Each prospectus provides the basic information you should know before investing in a Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in each Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with the Fund's prospectus.

The financial statements for the S&P 500 Index Fund, Extended Market Index Fund (and the Extended Market Portfolio), Nasdaq-100 Index Fund, and Total Return Strategy Fund, and the Independent Registered Public Accounting Firm's Reports thereon for the fiscal year ended December 31, 2008, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
         Page
           2    Valuation of Securities
           4    Conditions of Purchase and Redemption
           4    Additional Information Regarding Redemption of Shares
           6    Investment Plans
           8    Investment Policies
          38    Investment Restrictions
          42    Portfolio Transactions and Brokerage Commissions
          48    Fund History and Description of Shares
          49    Tax Considerations
          51    Trustees and Officers of the Trust
          56    Directors and Officers of the Extended Market Portfolio
          63    Investment Adviser
          67    Portfolio Manager Disclosure
          75    Proxy Voting Policies and Procedures
          78    Portfolio Holdings Disclosure
          79    Administrator
          80    General Information
          81    Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The principal asset of the Extended Market Index Fund will normally be its interest in the Extended Market Portfolio. The value of that interest is based on the net assets of the Extended Market Portfolio, which are comprised of the value of the securities held by the Extended Market Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses of the Extended Market Portfolio). Expenses of the Extended Market Portfolio, including the investment advisory fees, are accrued daily. The net asset value of the Extended Market Index Fund is equal to the value of its proportionate interest in the net assets of the Extended Market Portfolio plus any cash or other assets, minus all liabilities (including accrued expenses) of the Extended Market Index Fund. The valuation of securities by the Extended Market Portfolio is discussed in its Registration Statement.

EQUITY INVESTMENTS. Securities traded on a recognized securities exchange or on the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; if a security is traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used; securities traded on a recognized securities exchange for which there were no sales on that day are valued at the last bid (long position) or ask (short position) price. If the Extended Market Portfolio holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.

FIXED INCOME INVESTMENTS. Fixed income securities for which market quotations are readily available are generally valued using such securities' most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Extended Market Portfolio's Board; the amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Extended Market Portfolio's Manager and/or Sub-Adviser determines such method does not represent fair value; floating rate loan interests are generally valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from an independent third-party pricing service. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services who make a valuation determination by securing observed transaction data (E.G., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

OPTIONS, FUTURES, SWAPS AND OTHER DERIVATIVES. Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market on which the option is traded; an exchange-traded option for which there is no mean price is valued at the last bid (long position) or ask (short position) price; if no bid or ask price is available, the prior day's price will be used, unless it is determined that such prior day's price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Swap agreements and other derivatives generally are valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Extended Market Portfolio's Board.

UNDERLYING  FUNDS.  Shares of underlying  open-end funds are valued at net asset
value.   Shares  of  underlying   exchange-traded   closed-end  funds  or  other
exchange-traded funds will be valued at their most recent closing price.

General Valuation Information

In determining the market value of portfolio investments, the Extended Market Portfolio may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Extended Market Portfolio's books at their face value.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Extended Market Portfolio's Board as reflecting fair value. All other assets and securities (including securities for which market quotations are not readily available) held by the Extended Market Portfolio (including restricted securities) are valued at fair value as determined in good faith by the Extended Market
Portfolio's Board or by BlackRock (its delegate). Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing rates of exchange.

Certain of the securities acquired by the Extended Market Portfolio may be traded on non-U.S. exchanges or over-the-counter markets on days on which the Extended Market Portfolio's net asset value is not calculated. In such cases, the net asset value of the Extended Market Portfolio's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Extended Market Portfolio.

FAIR VALUE. When market quotations are not readily available or are believed by BlackRock to be unreliable, the Extended Market Portfolio's investments are valued at fair value ("Fair Value Assets"). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Extended Market Portfolio's Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (E.G., where it varies significantly from a recent trade), where the security or other asset is thinly traded (E.G., municipal securities and certain non-U.S. securities can be expected to be thinly traded), or where there is a significant event subsequent to the most recent market quotation. For this purpose, a "significant event" is deemed to occur if the BlackRock Portfolio Management Group and/or the Pricing Group determines, in its business judgment prior to or at the time of pricing the Extended Market Portfolio's assets, that it is likely that the event will cause a material change to the last closing market price of one or more assets held by the Extended Market Portfolio. On any date the NYSE is open and the primary exchange on which a foreign asset is traded is closed, such asset will be valued using the prior day's price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset, in which case such asset would be treated as a Fair Value Asset. For certain non-U.S. securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant non-U.S. markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of the Extended Market Portfolio's pricing time.

BlackRock's Pricing Group, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock's Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, BlackRock's Pricing Group periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock's portfolio managers, to regularly evaluate the values assigned to the securities and other assets held by the Extended Market Portfolio. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.

When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what the Extended Market Portfolio might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Extended Market Portfolio's net asset value. As a result, the Extended Market Portfolio's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

The value of the securities of the S&P 500 Index, Nasdaq-100 Index, and Total Return Strategy Funds are determined by one or more of the following methods:

Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the prices of certain foreign securities held by a Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The applicable Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Funds' Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Board of Trustees has approved the use of a fair value pricing service to provide fair value adjustments to assist the Manager with the fair value pricing of a Fund's foreign securities.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked price closest to the last reported sale price. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager in consultation with a Fund's Subadviser, if applicable, at fair value by using valuation procedures approved by the Fund's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotations systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you may be required to complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in the Fund's portfolio and the Extended Market Portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced below the minimum initial investment required in such Fund at the time of the establishment of the account to less than $250 entirely for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to the approval of the Board of Trustees, anticipates closing these small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission (SEC or Commission) so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

EXCESSIVE SHORT-TERM TRADING

The USAA Funds generally are not intended as short-term investment vehicles (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as "market timing."

Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no assurance that the USAA Funds can deter all excessive and short-term trading, the Board of Trustees of the USAA Funds has adopted the following policies (except for the money market funds, the USAA Short-Term Bond Fund, and the USAA Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.

To deter such trading activities, the USAA Funds' policies and procedures include:

|X| Each fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.

|X| Each fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the USAA Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the USAA Funds calculate their NAV. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the USAA Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund's NAV.

FUND RIGHT TO REJECT PURCHASE AND EXCHANGE ORDERS AND LIMIT TRADING IN ACCOUNTS

The USAA Funds' main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, a fund deems that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of a fund. Generally, persons who engage in an "in and out" (or "out and in") transaction within a 30-day period will violate the USAA Funds' policy if they engage in another "in and out" (or "out and in") transaction in the same fund within 90 days. Each fund also reserves the right to restrict future purchases if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption. Finally, each fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the fund.

The following transactions are exempt from the excessive short-term trading activity policies described above:

|X| Transactions in the money market funds, USAA Short-Term Bond Fund, and USAA Tax Exempt Short Term Fund;

|X| Purchases and sales pursuant to automatic investment or withdrawal plans;

|X| Purchases and sales made through USAA Strategic Fund Adviser(R), USAA Private Investment Management, USAA College Savings Plan(R), USAA Federal Savings Bank Trust Department, or other USAA managed investment accounts; and

|X|  Other   transactions   that  are  not  motivated  by   short-term   trading
considerations if they are approved by transfer agent management personnel and are not disruptive to the Fund.

If a person is classified as engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular fund or all USAA Funds.

The USAA Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that our monitoring activities will successfully detect or prevent all excessive short-term trading.

Some investors purchase USAA Fund shares through financial intermediaries that establish omnibus accounts to invest in the USAA Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The USAA Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to provide underlying trade information, the intermediary or USAA Funds review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts. We may also rely on the intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the intermediary's policies are determined by us to be at least as stringent as the USAA Funds' policy.

Because of the increased costs to review underlying trading information, the USAA Funds will not enter into agreements with every financial intermediary who operates an omnibus account. The USAA Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds, and can terminate such agreements at any time.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

AUTOMATIC INVESTING - A no initial investment plan. With this plan the regular minimum initial investment amount is waived if you make monthly additions of at least $50 through electronic funds transfer from a checking or savings account.

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund. Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution.

This  plan  may  be  initiated  by  completing  a  Systematic   Withdrawal  Plan
application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available and the plan will be canceled.

Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income will be deferred if you invest in Fund shares through certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the Funds described in the prospectus of each Fund of USAA Mutual Funds Trust (not available in the Growth and Tax Strategy Fund and S&P 500 Index Fund Reward Shares).

Retirement plan applications for the IRA and 403(b)(7) programs should be sent directly to USAA Shareholder Account Services, P.O. Box 659453, San Antonio, TX 78265-9825. USAA Federal Savings Bank serves as Custodian for these tax-deferred retirement accounts under the programs made available by the Manager. Applications for these retirement accounts received by the Manager will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement accounts is advised to consult with a tax adviser before establishing the accounts. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The investment objectives of the Funds are described in each Fund's prospectus. There can, of course, be no assurance that each Fund will achieve its investment objective. Each Fund's investment objective is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropri-ate investment in light of their then-current needs. The investment objective of the Extended Market Portfolio is also not a fundamental policy.

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

The following is provided as additional information with respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund.

EQUITY SECURITIES. The Funds may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receipts (EDRs), global depositary receipts (GDRs), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

SHORT-TERM INSTRUMENTS. When a Fund experiences large cash inflows through the sale of securities and desirable equity securities, that are consistent with the Fund's investment objective, which are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by Standard & Poor's Ratings Services (S&P) or Aa or higher by Moody's Investors Service (Moody's) or, if unrated, of comparable quality in the opinion of Northern Trust Investments, N.A. (NTI) as subadviser to the S&P 500 Index Fund and Nasdaq-100 Index Fund; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and banker's acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody's, or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody's (see APPENDIX A). If no such ratings are available, the instrument must be of comparable quality in the opinion of NTI.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the 1933 Act), securities that are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. NTI anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance, and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL Market, Nasdaq's market for designated foreign and domestic securities that are for resale under SEC Rule 144A.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees, NTI determines the liquidity of restricted securities and, through reports from NTI, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

In reaching liquidity decisions, NTI will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

LIQUIDITY DETERMINATIONS. The Funds' Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and
(4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The Funds may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund identifies, as part of a segregated account cash or liquid securities, an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of it's respective total assets, less liabilities other than the obligations created by when-issued commitments.

LENDING OF PORTFOLIO SECURITIES. The Funds may lend their securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Funds maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

INDEX FUTURES CONTRACTS AND OPTIONS ON INDEX FUTURES CONTRACTS

FUTURES CONTRACTS. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. The Funds may enter into contracts for the purchase or sale for future delivery of their Index. Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

At the same time a futures contract on the Index is entered into, the Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends by NTI may still not result in a successful transaction.

In addition, futures contracts entail risks. Although NTI believes that use of such contracts will benefit the Fund, these investments in futures may cause the Fund to realize gains and losses for tax purposes that would not otherwise be realized if the Fund were to invest directly in the underlying securities. As a result, this investment technique may accelerate the timing of receipt of taxable distributions.

OPTIONS ON INDEX FUTURES CONTRACTS. The Funds may purchase and write options on futures contracts with respect to their Indices. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.

The writing of a call option on a futures contract with respect to an Index may constitute a partial offset against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium that provides a partial offset against any decline which may have occurred in the Fund's holdings. The writing of a put option on an index futures contract may constitute a partial offset against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial offset against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The amount of risk the Fund assumes when it writes an option on a futures contract with respect to an Index is theoretically unlimited, but it is reduced by the amount of the premium received for the option less related transaction costs.

OPTIONS ON SECURITIES INDEXES. Each Fund may write (sell) covered call and put options to a limited extent on its Index ("covered options") in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (net premium), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.

Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. The Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.

Each Fund has adopted certain other nonfundamental policies concerning index option transactions which are discussed below. Each Fund's activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.

The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, NTI may be forced to liquidate portfolio securities to meet settlement obligations.

ASSET COVERAGE. To assure that each Fund's use of futures and related options, as well as when-issued and delayed-delivery securities, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these contracts or securities.

SECURITY SUBSTITUTION. At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. The Fund would effectively increase in weighting of the acquiring company in line with the holding's increased weighting in the index at a price lower than that of the acquiring company's stock.

FLOATING- AND VARIABLE-RATE OBLIGATIONS. Each Fund may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

OTHER INVESTMENT COMPANY SECURITIES. Each Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. A Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

LETTERS OF CREDIT. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the investment advisor are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS, AND CORPORATIONS. Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its investment adviser to be of comparable quality to the other obligations in which the Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund may also invest in debt obligations of supranational entities.
Supranational  entities  include  international   organizations   designated  or
supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of a Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

WARRANTS. To the extent that such investments are consistent with its investment objective, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.

SECURITIES RELATED BUSINESSES. The 1940 Act limits the ability of the Funds to invest in securities issued by companies deriving more than 15% of their gross revenues from securities related activities (financial companies).

EXTENDED MARKET INDEX FUND

The Extended Market Index Fund seeks to achieve its investment objective by investing all of its investable assets in the Extended Market Portfolio. The Trust may withdraw the Fund's investment from the Extended Market Portfolio at any time without a shareholder vote if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so.

Since the investment characteristics of the Extended Market Index Fund will correspond directly to those of the Extended Market Portfolio, the following is a discussion of the various investments of and techniques employed by the Extended Market Portfolio.

DESCRIPTION OF EXTENDED MARKET PORTFOLIO AND ITS INVESTMENTS AND RISKS. In seeking to replicate the total return of the Dow Jones U.S. Completion Total Stock Market Index, BlackRock may not allocate the Extended Market Portfolio's investments among all of the common stocks in the Dow Jones U.S. Completion Total Stock Market Index, or in the same weightings as the Dow Jones U.S. Completion Total Stock Market Index. Instead, the Extended Market Portfolio may invest in a sample of the stocks included in the Dow Jones U.S. Completion Total Stock Market Index and other types of financial instruments based on BlackRock's optimization process, a statistical sampling technique that aims to create a portfolio that will match approximately the performance of the index with less transaction costs than would be incurred through full replication. BlackRock may use options and futures contracts and other types of financial instruments. The investments to be included in the Extended Market Portfolio will be selected so that the market capitalizations, industry weightings, and other fundamental characteristics of the stocks, and of the stocks underlying or otherwise related to the foregoing financial instruments, closely approximate those same factors in the Dow Jones U.S. Completion Total Stock Market Index, with the objective of reducing the selected investment portfolio's deviation from the performance of the Dow Jones U.S. Completion Total Stock Market Index (this deviation is referred to as "tracking error"). The Extended Market Portfolio may also engage in securities lending.

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

The Dow Jones U.S. Completion Total Stock Market Index contains all of the U.S. headquartered equity securities regularly traded on the New York and American Stock Exchanges and the NASDAQ stock market, except those stocks included in the S&P 500. The Dow Jones U.S. Completion Total Stock Market Index is generally considered broadly representative of the performance of publicly traded mid-capitalization and small-capitalization stocks. A company's stock market capitalization is the total market value of its outstanding shares.

ABOUT INDEXING AND MANAGEMENT OF THE EXTENDED MARKET PORTFOLIO

ABOUT INDEXING. The Extended Market Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses, and investment judgment. Instead, the Extended Market Portfolio uses essentially a "passive" or "indexing" investment approach, and seeks to replicate, before expenses (which can be expected to reduce the total return of the Extended Market Portfolio), the total return of its respective index.

INDEXING AND MANAGING THE EXTENDED MARKET PORTFOLIO. The Extended Market Portfolio will be substantially invested in securities in its applicable index, and will invest, under normal circumstances, at least 80% of its net assets in securities of issuers that comprise the applicable index or in other financial instruments that are contained in or correlate with equity securities in the applicable index. For this purpose, net assets include any borrowings for investment purposes.

Because the Extended Market Portfolio seeks to replicate the total return of its respective index, generally BlackRock will not attempt to judge the merits of any particular security as an investment but will seek only to replicate the total return of the securities in the index. However, BlackRock may omit or remove a security which is included in the index from the Extended Market Portfolio if, following objective criteria, BlackRock judges the security to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

BlackRock may acquire certain financial instruments based upon individual securities or based upon or consisting of one or more baskets of securities (which basket may be based upon a target index). Certain of these instruments may represent an indirect ownership interest in such securities or baskets. Others may provide for the payment to the Extended Market Portfolio or by the Extended Market Portfolio of amounts based upon the performance (positive, negative or both) of a particular security or basket. BlackRock will select such instruments when it believes that the use of the instrument will correlate substantially with the expected total return of a target security or index. In connection with the use of such instruments, BlackRock may enter into short sales in an effort to adjust the weightings of particular securities represented in the basket to more accurately reflect such securities' weightings in the target index.

OTHER INVESTMENT POLICIES, PRACTICES AND RISK FACTORS

CASH MANAGEMENT. Generally, BlackRock will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of BlackRock, a portion of the Extended Market Portfolio's assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. government, its agencies, instrumentalities, authorities or political subdivisions (U.S. government securities); (ii) other fixed-income securities rated Aa or higher by Moody's or AA or higher by S&P or, if unrated, of comparable quality in the opinion of BlackRock; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Extended Market Portfolio invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper, bank obligations or other short term obligations rated Prime-1 by Moody's or A-1 by S&P or, if no such ratings are available, the instrument must be of comparable quality in the opinion of BlackRock.

SHORT SALES. The Extended Market Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Extended Market Portfolio does not own declines in value. When the Extended Market Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale, as collateral for its obligation to deliver the security upon conclusion of the sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

The Extended Market Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Extended Market Portfolio is required to segregate similar collateral, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Extended Market Portfolio borrowed the security, regarding payment received by the Extended Market Portfolio on such security, the Extended Market Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Extended Market Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Extended Market Portfolio makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. The Extended Market Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Extended Market Portfolio replaces the borrowed security. The Extended Market Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Extended Market Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although the Extended Market Portfolio's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

The Extended Market Portfolio may also make short sales "against the box" without being subject to any limitations. In this type of short sale, at the time of the sale, the Extended Market Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

CASH FLOWS; EXPENSES. The ability of the Extended Market Portfolio to satisfy its investment objective depends to some extent on BlackRock's ability to manage cash flow (primarily from purchases and redemptions and distributions from the Extended Market Portfolio investments). BlackRock will make investment changes to the Extended Market Portfolio's portfolio to accommodate cash flow while continuing to seek to replicate or exceed, as the case may be, the total return of the Extended Market Portfolio's target index. Investors should also be aware that the investment performance of an index is a hypothetical number that does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (E.G., transfer agency and accounting costs) that will be borne by the Extended Market Portfolio. Finally, since the Extended Market Portfolio seeks to replicate the total return of its target index, BlackRock generally will not attempt to judge the merits of any particular security as an investment.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

BORROWING AND LEVERAGE. The Extended Market Portfolio may borrow from banks (as defined in the Investment Company Act of 1940, as amended) in amounts up to 33 1/3% of its total assets (including the amount borrowed) and may borrow up to an additional 5% of its total assets for temporary purposes. The Extended Market Portfolio may obtain such short term credit as may be necessary for the clearance of purchase and sale of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio will not purchase securities while its borrowings exceed 5% of its assets. The use of leverage by the Extended Market Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the NAV of the Extended Market Portfolio's shares and in the yield on the Extended Market Portfolio's portfolio. Although the principal of such borrowings will be fixed, the Extended Market Portfolio's assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Extended Market Portfolio, which can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Extended
Market  Portfolio  will  have  to pay on the  borrowings,  the  Extended  Market
Portfolio's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Extended Market Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced. In the latter case, BlackRock in its best judgment nevertheless may determine to maintain the Extended Market Portfolio's leveraged position if it expects that the benefits to the Extended Market Portfolio's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by the Extended Market Portfolio may result in the Extended Market Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede BlackRock from managing the Extended Market Portfolio's portfolio in accordance with the Extended Market Portfolio's investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Extended Market Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

ILLIQUID OR RESTRICTED SECURITIES. The Extended Market Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Extended Market Portfolio's assets in illiquid securities may restrict the ability of the Extended Market Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Extended Market Portfolio's operations require cash, such as when the Extended Market Portfolio redeems shares or pays dividends, and could result in the Extended Market Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

The Extended Market Portfolio may invest in securities that are not registered under the Securities Act of 1933, as amended (the Securities Act or the 1933
Act) or that are  subject  to trading  restrictions  under the laws of a foreign jurisdiction (restricted securities). Restricted securities may be sold in private placement transactions between the issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Extended Market Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Extended Market Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Extended Market Portfolio may be required to bear the expenses of registration. Certain of the Extended Market Portfolio's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Extended Market Portfolio may obtain access to material non-public information which may restrict the Extended Market Portfolio's ability to conduct portfolio transactions in such securities.

144A SECURITIES. The Extended Market Portfolio may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Extended Market Portfolio's Board of Directors has determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Board of Directors. The Board of Directors has adopted guidelines and delegated to BlackRock the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Board of Directors will carefully monitor the Extended Market Portfolio's investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in the Extended Market Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

INVESTMENT IN OTHER INVESTMENT COMPANIES. The Extended Market Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, the Extended Market Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act, the Extended Market Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Extended Market Portfolio's total assets may be invested in securities of any investment company. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Extended Market Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Extended Market Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by the Extended Market Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

REPURCHASE AGREEMENTS. The Extended Market Portfolio may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. government securities, or an affiliate thereof, or with other entities which BlackRock otherwise deems to be creditworthy. Under a repurchase agreement, the seller agrees, upon entering into the contract with the Extended Market Portfolio, to repurchase the security at a mutually agreed upon time and price in a specified currency thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The price at which the trades are conducted do not reflect accrued interest or dividends on the underlying obligation. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Extended Market Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the purchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Extended Market Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Extended Market Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate, the rate of return to the Extended Market Portfolio shall be dependent upon intervening fluctuations of the market value of such securities and the accrued interest on the securities. In such event, the Extended Market Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. The Extended Market Portfolio may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.

SECURITIES  LENDING.  The Extended  Market  Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Extended Market Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Extended Market Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Extended Market Portfolio receives the income on the loaned securities. Where the Extended Market Portfolio receives securities as collateral, the Extended Market Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Extended Market Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Extended Market Portfolio's yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Extended Market Portfolio is obligated to return the collateral to the borrower at the termination of the loan. The Extended Market Portfolio could suffer a loss in the event the Extended Market Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Extended Market Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Extended Market Portfolio could also experience delays and costs in gaining access to the collateral. The Extended Market Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. The Extended Market Portfolio has received an exemptive order from the Commission permitting it, among other things, to retain an affiliate as lending agent.

SECURITIES OF SMALLER COMPANIES. An investment in the Extended Market Portfolio involves greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While the issuers in which the Extended Market Portfolio will primarily invest may offer greater opportunities for capital appreciation than larger cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative.

To some extent, the securities in which the Extended Market Portfolio invests will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Extended Market Portfolio of portfolio securities, to meet redemptions or otherwise, may require the Extended Market Portfolio to sell these securities at a discount from market prices or during periods when in management's judgment such disposition is not desirable or to make many small sales over a lengthy period of time.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Management of the Extended Market Portfolio believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Extended Market Portfolio may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long term growth to the portfolio.

Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies,  due to the size and kinds of markets that they serve, may be
less  susceptible  than  large  companies  to  intervention   from  the  Federal
government by means of price controls, regulations or litigation.

STRATEGIES INVOLVING OPTIONS, FUTURES, SWAPS, INDEXED INSTRUMENTS AND FOREIGN EXCHANGE TRANSACTIONS. The Extended Market Portfolio may also invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which the Extended Market Portfolio may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. The Extended Market Portfolio will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Extended Market Portfolio's particular market segment or index. The Extended Market Portfolio may also utilize options on futures, swaps and other indexed instruments and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the relevant index.

Options, futures and other derivative instruments may also be employed to gain market exposure quickly in the event of subscriptions provide liquidity, to invest uncommitted cash balances, and for bona fide hedging purposes. The Extended Market Portfolio may also use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency or commodity is traded in two or more markets.

BlackRock will choose among the foregoing instruments based on its judgment of how best to meet the Extended Market Portfolio's goal. In connection therewith, BlackRock will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Extended Market Portfolio's cash flow and cash management needs.

INDEXED SECURITIES. The Extended Market Portfolio may invest in securities the potential return of which is based on an index. As an illustration, the Extended Market Portfolio may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Extended Market Portfolio will invest in indexed securities for bona fide hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.

OPTIONS ON SECURITIES AND SECURITIES INDICES

PUT OPTIONS. The Extended Market Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Extended Market Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Extended Market Portfolio's risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Extended Market Portfolio's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Extended Market Portfolio also may purchase uncovered put options.

The Extended Market Portfolio also has authority to write (I.E., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Extended Market Portfolio will receive a premium for writing a put option, which increases the Extended Market Portfolio's return. The Extended Market Portfolio will not sell puts if, as a result, more than 50% of the Extended Market Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. The Extended Market Portfolio is also authorized to write (I.E., sell) uncovered put options on securities or instruments in which it may invest but for which it does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income, even though in exchange the Extended Market Portfolio may be required to acquire such securities or instruments at a net price above their current market value. The Extended Market Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Extended Market Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Extended Market Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Extended Market Portfolio's exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets avail-able to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Extended Market Portfolio's portfolio. Such segregation will not limit the Extended Market Portfolio's exposure to loss.

ADDITIONAL OPTIONS ON SECURITIES INDICES

CALL OPTIONS. The Extended Market Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Extended Market Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

The Extended Market Portfolio also is authorized to write (I.E., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Extended Market Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Extended Market Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Extended Market Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Extended Market Portfolio's ability to sell the underlying security will be limited while the option is in effect unless the Extended Market Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out the Extended Market Portfolio's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial offset to the extent of the premium received against the price of the underlying security declining.

The Extended Market Portfolio also is authorized to write (I.E., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Extended Market Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Extended Market Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Extended Market Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Extended Market Portfolio's exposure (the difference between the unpaid amounts owed by the Extended Market Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Extended Market Portfolio's portfolio. Such segregation will not limit the Extended Market Portfolio exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Extended Market Portfolio's income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Extended Market Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Extended Market Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Extended Market Portfolio will lose the difference.

TYPES OF OPTIONS. The Extended Market Portfolio may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short term interest rates. Such investments may be made on exchanges and in the over-the-counter markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

FUTURES. The Extended Market Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Extended Market Portfolio is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Extended Market Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits the Extended Market Portfolio's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Extended Market Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect the Extended Market Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Extended Market Portfolio was attempting to identify specific securities in which to invest in a market the Extended Market Portfolio believes to be attractive.

In the event that such securities decline in value or the Extended Market Portfolio determines not to complete a bona fide hedge transaction relating to a futures contract, however, the Extended Market Portfolio may realize a loss relating to the futures position.

The Extended Market Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (I.E., conditions relating to specific types of investments) in which the Extended Market Portfolio would enter into futures transactions. The Extended Market Portfolio may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Extended Market Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Extended Market Portfolio intends to purchase.

BlackRock has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a "commodity pool operator" under the CEA and the Extended Market Portfolio is operated so as not to be deemed to be "commodity pools" under the regulations of the Commodity Futures Trading Commission.

SWAP AGREEMENTS. The Extended Market Portfolio is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.

The Extended Market Portfolio will enter into an equity swap transaction only if, immediately following the time the Portfolio enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Extended Market Portfolio is a party would not exceed 5% of the Portfolio's net assets. Whether the Extended Market Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on BlackRock's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Extended Market Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Extended Market Portfolio will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Extended Market Portfolio will not be able to meet its payment obligations to the counterparty. The Extended Market Portfolio, however, will segregate, liquid securities, cash or cash equivalents, or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Extended Market Portfolio's liabilities under the swap agreement or the amount it would cost the Extended Market Portfolio initially to make an equivalent direct investment, plus or minus any amount the Extended Market
Portfolio  is  obligated  to pay or is to  receive  under  the  swap  agreement.
Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Extended Market Portfolio's ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Extended Market Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

RISK FACTORS IN DERIVATIVES. The Extended Market Portfolio may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Extended Market Portfolio to increase or decrease the level of risk to which the Extended Market Portfolio is exposed more quickly and efficiently than transactions in other types of instruments.

Derivatives are volatile and involve significant risks, including:

CREDIT RISK -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Extended Market Portfolio, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

CURRENCY RISK -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

LEVERAGE RISK -- the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

LIQUIDITY RISK -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

CORRELATION RISK -- the risk that changes in the value of a derivative will not match the changes in the Extended Market Portfolio's portfolio holdings that are being hedged or of the particular market or security to which the Extended Market Portfolio seeks exposure.

The Extended Market Portfolio intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such investments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Extended Market Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.

Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Extended Market Portfolio to potential losses which may exceed the amount originally invested by the Extended Market Portfolio. When the Extended Market Portfolio engages in such a transaction, it will deposit in a segregated account liquid securities with a value at least equal to the Extended Market Portfolio's exposure, on a marked-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Extended Market Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Extended Market Portfolio exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC DERIVATIVES. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Extended Market Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Extended Market

Portfolio to ascertain a market value for such instruments. The Extended Market Portfolio will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which BlackRock anticipates the Extended Market Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Extended Market Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Extended Market Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Extended Market Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Extended Market Portfolio with a third-party guaranty or other credit enhancement.

MERGER TRANSACTION RISK. The Extended Market Portfolio may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction.

In that circumstance, the Extended Market Portfolio would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Extended Market Portfolio for the target company's stock. However, the Extended Market Portfolio is subject to the risk that the merger transaction may be canceled, delayed or restructured in which case the Extended Market Portfolio holding of the target company's stock may not result in any profit for the Extended Market Portfolio and may lose significant value.

ADDITIONAL LIMITATIONS ON THE USE OF DERIVATIVES. The Extended Market Portfolio may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

POTENTIAL CONFLICTS OF INTEREST

THE BANK OF AMERICA CORPORATION (BAC), THOUGH ITS SUBSIDIARY MERRILL LYNCH AND CO., INC. (MERRILL LYNCH), AND THE PNC FINANCIAL SERVICES GROUP, INC. (PNC), EACH HAVE A SIGNIFICANT ECONOMIC INTEREST IN BLACKROCK, INC., THE PARENT OF BLACKROCK ADVISORS, LLC, THE FUNDS' INVESTMENT ADVISER. PNC IS CONSIDERED TO BE AN AFFILIATE OF BLACKROCK, INC., UNDER THE 1940 ACT. CERTAIN ACTIVITIES OF BLACKROCK ADVISORS, LLC, BLACKROCK, INC. AND THEIR AFFILIATES (COLLECTIVELY, BLACKROCK) AND PNC AND ITS AFFILIATES (COLLECTIVELY, PNC AND TOGETHER WITH BLACKROCK, AFFILIATES), AND THOSE OF BAC, MERRILL LYNCH AND THEIR AFFILIATES (COLLECTIVELY, THE BAC ENTITIES), WITH RESPECT TO THE FUNDS AND/OR OTHER ACCOUNTS MANAGED BY BLACKROCK, PNC OR BAC ENTITIES, MAY GIVE RISE TO ACTUAL OR PERCEIVED CONFLICTS OF INTEREST SUCH AS THOSE DESCRIBED BELOW.

BlackRock is one of the world's largest asset management firms with approximately $1.307 trillion in assets under management as of December 31, 2008. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock and PNC are affiliates of one another under the 1940 Act. BlackRock, BAC, Merrill Lynch, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC Entities are also major par-
ticipants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund's performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund's transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC Entities or their other accounts.

BlackRock and its Affiliates or a BAC Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund's investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund's investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC
Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund's activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models.

In addition, neither BlackRock nor any of its Affiliates, nor any BAC Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC Entity, serves as the counterparty, principal or issuer. In such cases, such party's interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC Entity. One or more Affiliates or BAC Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates or BAC Entities and may also enter into transactions with other clients of an Affiliate or BAC Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC Entities on an arms-length basis. BlackRock or its Affiliates or a BAC Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund's use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC Entities.

One or more Affiliates or one of the BAC Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC Entity will be in its view commercially reasonable, although each Affiliate or BAC Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC Entity of any such fees or other amounts.

When an Affiliate or BAC Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund's own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC Entity, will have any obligation to allow their credit to be used in connection with a Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC Entities in evaluating the Fund's creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock's view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to
BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (ECNs) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by the BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock's fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see "PROXY VOTING POLICIES AND PROCEDURES."

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund's assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund's expense ratio. BlackRock and its Affiliates or BAC Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund's investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC Entity has significant debt or equity investments or in which an Affiliate or BAC Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC Entity provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC Entity may limit a Fund's flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients' accounts may differ from the valuations for the same securities or investments assigned by a Fund's pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund's pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund's pricing vendors and/or fund accountants, there may be instances where the Fund's pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in "VALUATION OF PORTFOLIO SECURITIES" in this Statement of Additional Information, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund's investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds' Board of Directors. When determining an asset's "fair value," BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund's net asset value. As a result, a Fund's sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BII and BlackRock each have adopted a Code of Ethics in compliance with
Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its
Affiliates or a BAC Entity and/or BlackRock's internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

Present and future activities of BlackRock and its Affiliates and BAC Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

TOTAL RETURN STRATEGY FUND

The following is provided as additional information with respect to the Total Return Strategy Fund.

EXCHANGE-TRADED FUNDS (ETFS). The Fund's assets may be invested in exchange-traded funds, more commonly referred to as ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES. The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS. The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading, SEC guidance or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitation applicable to the Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

CALCULATION OF DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY. Dollar weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

PUT BONDS. The Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES. The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Fund in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

GLOBAL TACTICAL ASSET ALLOCATION OVERLAY (GTAA) STRATEGY

In an attempt to enhance the Fund's return, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which a Fund has valued the securities.

VARIABLE-RATE DEMAND NOTES. The Fund may invest in securities, which provide the right to sell the securities at face value on either that day or within the rate reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations.

DERIVATIVES. The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS. The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER. Transactions using certain derivative instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of The Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES, SECURITIES INDEXES AND FUTURES CONTRACTS. The Fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether the Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY. As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act.

SWAP ARRANGEMENTS. The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Fund may enter into credit default swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor. In these instances, the Fund is compensated for assuming the risk of default of a debt security that the Fund itself does not own, for a defined period of time.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

COMMON STOCKS. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

PREFERRED STOCKS. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders. The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (LYONs (TM)).

SHORT SALES. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a "short squeeze" can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

The use of short sales, in effect, leverages the Fund's portfolio, which could increase the Fund's exposure to the market, magnify losses, and increase the volatility of returns.

Although the Fund's share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund's share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.

While  Deutsche  Investment   Management  Americas  Inc.  (DIMA)  has  extensive
experience managing mutual funds and institutional accounts, it has only recently begun managing long/short strategies. Although DIMA believes that its stock selection strategy will be effective in selecting short positions, there is no assurance that it will be successful in applying this approach to a long/short strategy.

                             INVESTMENT RESTRICTIONS

Certain investment restrictions of the Funds and Extended Market Portfolio have been adopted as fundamental policies of the Funds or Extended Market Portfolio, as the case may be. A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be. Majority of the outstanding voting securities under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (1) 67% or more of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be, present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be, are present or represented by proxy or (2) more than 50% of the outstanding voting securities of the Funds or Extended Market Portfolio, as the case may be.

S&P 500 INDEX, NASDAQ-100 INDEX, AND TOTAL RETURN STRATEGY FUNDS

As a matter of fundamental policy, the Funds:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

     (2) may not (except for the Nasdaq-100 Index Fund) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Nasdaq-100 Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

     (3) may not issue senior  securities,  except as  permitted  under the 1940
Act;

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Manager uses various recognized industry classifications services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

ADDITIONAL RESTRICTIONS

The following restrictions are not considered to be fundamental policies of the Funds. The Board of Trustees may change these additional restrictions without notice to or approval by the shareholders.

The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, each Fund has a policy regarding how 80% of its assets will be invested. Such policy may be changed upon 60 days' written notice to the Fund's shareholders.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, whenever the Trust is requested to vote on a matter for the Extended Market Portfolio, the Trust will either seek instructions from the Fund's shareholders and will vote as instructed by the Fund's shareholders or the Trust will vote the shares of the Extended Market Portfolio held by it in the same proportion as the vote of all other shareholders of the Extended Market Portfolio. When the Trust seeks the vote of Fund shareholders on a matter for the Extended Market Portfolio, the Trust will vote shares representing Fund shareholders not voting in the same proportion as the Fund shareholders who do, in fact, vote.

As a matter of fundamental policy, the Extended Market Index Fund (except that no investment restriction of the Fund shall prevent the Fund from investing all of its investable assets in an open-end investment company with substantially the same investment objective):

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder an any applicable relief.

     (2) will concentrate to approximately the same extent that its underlying index concentrates in the stocks of a particular industry or group of industries.

     (3) may not issue senior  securities,  except as  permitted  under the 1940
Act;

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (includ-ing futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate, except that the Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

The Fund is classified as a diversified fund under the 1940 Act and is subject to the diversification requirements of the 1940 Act. In addition, the Fund is required to comply with certain requirements under the Internal Revenue Code of 1986, as amended (the Code). To ensure that the Fund satisfies these requirements, the Declaration of Trust requires that the Extended Market Portfolio be managed in compliance with the Code requirements as though such requirements were applicable to the Extended Market Portfolio. These requirements include limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets are invested in the securities of a single issuer, or any two or more issuers which are controlled by the Fund and engaged in the same, similar, or related businesses, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets are invested in securities of a single issuer, and the Fund does not own more than 10% of the outstanding voting securities of a single issuer. The U.S. government, its agencies and instrumentalities are not included within the definition of "issuer" for purposes of the diversification requirements of the Code. These requirements will be satisfied at the Extended Market Portfolio level and not at the level of the Fund based upon a ruling received from the Internal Revenue Services (IRS), which entitles the Fund to "look through" the shares of the Extended Market Portfolio of the underlying investments of the Extended Market Portfolio for purposes of these diversification requirements.

As a matter of fundamental policy, the Extended Market Portfolio:

     (1) may not make any investment inconsistent with the Extended Market Portfolio's classification as a diversified company under the Investment Company Act;

     (2) may not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); provided, that in replicating the weighting of a particular industry in its target index; the Extended Market Portfolio may invest more than 25% of its total assets in securities of issuers in that industry when the assets of companies included in the target index that are in the industry represent more than 25% of the total assets of all companies included in the index;

     (3) may not make investments for the purpose of exercising control or management;

     (4) may not purchase or sell real estate, except that, to the extent permitted by law, the Extended Market Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) may not make loans to other persons, except (i) that the acquisition of bonds, debentures, or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, banker's acceptances, repurchase agreements, or any similar instruments shall not be deemed to be the making of a loan, (ii) that the Extended Market Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Trust's Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Extended Market Portfolio by the Securities and Exchange Commission;

     (6) may not issue senior securities to the extent such issuance would violate applicable law;

     (7) may not borrow money, except that (i) the Extended Market Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Extended Market Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Extended Market Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Extended Market Portfolio may purchase securities on margin to the extent permitted by applicable law. The Extended Market Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Extended Market Portfolio's investment policies as set forth in its Registration Statement, as it may be amended from time to time, in connection with hedging transactions, short sales, when issued and forward commitment transactions and similar investment strategies;

     (8) may not underwrite securities of other issuers, except insofar as the Extended Market Portfolio technically may be deemed an underwriter under the Securities Act in selling portfolio securities;

     (9) may not purchase or sell commodities or contracts on commodities, except to the extent that the Extended Market Portfolio may do so in accordance with applicable law and the Trust's Registration Statement, as it may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

ADDITIONAL RESTRICTIONS

In addition, the Master LLC has adopted nonfundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restrictions (a) below, shall prevent the Extended Market Portfolio from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the nonfundamental restrictions, the Extended Market
Portfolio:

     (a) may not purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Extended Market Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the 1940 Act, at any time the Extended Market Portfolio's shares are owned by another investment company that is part of the same group of investment companies as the Extended Market Portfolio.

    (b) may not make short sales of securities or maintain a short position, except to the extent permitted by applicable law and otherwise permitted by the Extended Market Portfolio's Registration Statement.

     (c) may not invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed, or put to the issuer of a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Board of Trustees have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction.

     (d) may not make any additional investments if the amount of its borrowings exceeds 5% of its total assets. Borrowings do not include the use of investment techniques that may be deemed to create leverage, including, but not limited to, such techniques as dollar rolls, when-issued securities, options, and futures.

     (e) may not change its policy of investing, under normal circumstances, at least 80% of its net assets in securities or other financial instruments in, or correlated with, its target index without providing shareholders with at least 60 days' prior written notice of such change.

Except with respect to fundamental policy 7 above, if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2), the Trust uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

The securities held in the Extended Market Portfolio generally may not be purchased from, sold, or loaned to the Manager or its affiliates or any of their Trustees, officers, or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

With respect to the S&P 500 Index Fund and the Nasdaq-100 Index Fund, NTI is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, NTI or its subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of the Funds are frequently placed by NTI with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Funds. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

NTI seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Funds taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Funds to reported commissions paid by others. NTI reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

NTI is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Funds with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

Higher commissions may be paid to firms that provide research services to the extent permitted by law. NTI may use this research information in managing the Funds' assets, as well as the assets of other clients.

Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to NTI, it is the opinion of the management of the Funds that such information is only supplementary to NTI's own research effort, since the information must still be analyzed, weighed and reviewed by NTI's staff. Such information may be useful to NTI in providing services to clients other than the Funds, and not all such information is used by NTI in connection with the S&P 500 Index and Nasdaq-100 Index Funds. Conversely, such information provided to NTI by brokers and dealers through whom other clients of NTI effect securities transactions may be useful to NTI in providing services to the S&P 500 Index and Nasdaq-100 Index Funds.

In certain instances there may be securities that are suitable for the S&P 500 Index and Nasdaq-100 Index Funds as well as for one or more of NTI's other clients. Investment decisions for the Funds and for NTI's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

During the fiscal year ended December 31, 2008, the S&P 500 Index Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the S&P 500 Index Fund purchased securities) or the parents of the regular broker-dealers.

                                        VALUE OF SECURITIES
   REGULAR BROKER-DEALER                AS OF JULY 31, 2008

Goldman, Sachs & Co.                    $      10,042,000
Citigroup Inc.                          $       9,852,000
State Street Bank & Trust               $       4,543,000
Banc of America Securities, LLC         $      19,060,000
JP Morgan Securities, Inc.              $      31,753,000

For the fiscal years ended December 31, 2008, 2007, and 2006, the S&P 500 Index Fund paid brokerage fees in the amount of $39,063, $14,746, and $13,303, respectively, and paid no affiliated brokerage fees.

For the fiscal years ended December 31, 2008, 2007, and 2006, the Nasdaq-100 Index Fund paid brokerage fees in the amounts of $6,067, $10,733, and $13,881, respectively and Fund paid no affiliated brokerage fees.

EXTENDED MARKET INDEX FUND

With respect to the Extended Market Index Fund, subject to policies established by the Board of Trustees, BlackRock is primarily responsible for the execution of the Extended Market Portfolio's portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Extended Market
Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, the Extended Market Portfolio does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including the Extended Market Portfolio. In return for such services BlackRock may cause the Extended Market Portfolio to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.

In the case of feeder funds, because each feeder fund generally invests exclusively in beneficial interests of a master portfolio, it is expected that all transactions in portfolio securities will be entered into by the master portfolio.

Section 28(e) of the Exchange Act (Section 28(e)) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Extended Market Portfolio.

BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock's policies to the extent that such permitted services do not compromise BlackRock's ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer:
(a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates called on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilities conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advise and statistical information, political developments and technical market information that assists in the valuation of investments. Examples of research-oriented services for which BlackRock might pay with Extended Market Portfolio commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock's individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Extended Market Portfolio to BlackRock are not reduced as a result of BlackRock's receipt of research services. In some cases BlackRock may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Extended Market Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research "credits" in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Extended Market Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Extended Market Portfolio anticipates that its brokerage transactions involving foreign securities of issuers domiciled in countries other than the United States generally will be conducted primarily on the principal stock exchanges of the applicable such countries. Brokerage commissions and other transaction costs on foreign stock exchange transactions generally are higher than in the United States, although the Portfolio will endeavor to achieve the best net results in effecting its portfolio transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign equity securities may be held by the Extended Market Portfolio in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The Extended Market Portfolio's ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Extended Market Portfolio's are redeemable on a daily basis in U.S. dollars, the Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have any significant effect on its portfolio strategy.

Information about the brokerage commissions paid by the Extended Market Portfolio, including commissions paid to Merrill Lynch, for the last three fiscal years ended December 31, is set forth in the following table.

EXTENDED MARKET PORTFOLIO
                               2008*            2007                 2006**

                             $63,147          $151,489              $62,321

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

* For the fiscal year ended December 31, 2008, the Extended Market Index Series paid $4,669 in brokerage commissions to Merrill Lynch. Also, the brokerage commissions paid to Merrill Lynch represented 7.39% of all commissions paid by the Trust and involved less than 1% of the Trust's dollar amount of transactions involving payment of commissions during the year.

** The Extended Market Portfolio paid $5,398 in brokerage commissions to Merrill Lynch. For the fiscal year ended December 31, 2006, the brokerage commissions paid to Merrill Lynch represented in the aggregate of 5.58% of the aggregate brokerage commissions paid by the Trust and involved 25.80% of the Trust's dollar amount of transactions involving payment of commissions during the year.

The Extended Market Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Extended Market Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Extended Market Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Extended Market
Portfolio will not deal with affiliated persons, including The PNC Finanical Services Group, Inc. (PNC) and its affiliates, in connection with such transactions. However, an affiliated person of the Extended Market Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Extended Market Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC, or any affiliated person/as defined in the 1940 Act/thereof is a member or in a private placement in which any such entity serves as placement agent except pursuant to procedures adopted by the Board of Directors that either comply with rules adopted by the SEC or with interpretations of the SEC staff.

Because of the affiliation of BlackRock with the Manager, the Extended Market Portfolio is prohibited from engaging in certain transactions involving such firm or its affiliates except for brokerage transactions permitted under the 1940 Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the 1940 Act. Without such an exemptive order, the Extended Market Portfolio would be prohibited from engaging in portfolio transactions with BlackRock or any of its affiliates acting as principal.

The Extended Market Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Extended Market Portfolio also has retained an affiliated entity of BlackRock as the securities lending agent (the lending agent) for a fee, including a fee based on a share of the returns on investment of cash collateral. For the fiscal years ended December 31, 2008, 2007, and 2006, respectively, the lending agent received $122,735, $142,695, and $90,319, respectively, in securities lending agent fees from the Extended Market Portfolio. In connection with securities lending activities, the lending agent may, on behalf of the Extended Market Portfolio, invest cash collateral received by the Extended Market Portfolio for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by BlackRock or its affiliates, or in a private investment company managed by the lending agent. If the Extended Market Portfolio acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Extended Market Portfolio's expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by the Extended Market Portfolio. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by BlackRock's waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Extended Market Portfolio in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from the Extended Market Portfolio and annual statements as to aggregate compensation will be provided to the Extended Market Portfolio.

The Trustees of the Extended Market Portfolio have considered the possibility of seeking to recapture for the benefit of the Extended Market Portfolio brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. For example, brokerage commissions received by affiliated brokers could be offset against the advisory fee paid by the Extended Market Portfolio to BlackRock. After considering all factors deemed relevant, the Trustees of the Extended Market Portfolio made a determination not to seek such recapture. The Trustees of the Extended Market Portfolio will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by BlackRock or its affiliates (collectively, clients) when one or more clients of BlackRock or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Extended Market Portfolio or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

PORTFOLIO TURNOVER. While the Extended Market Portfolio generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to any holding period if, in management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Extended Market Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Extended Market Portfolio.

TOTAL RETURN STRATEGY FUND

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadviser are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the applicable Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, the Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See INVESTMENT ADVISER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund's policies regarding best execution, the Manager or the applicable Subadviser may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of the Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal year ended July 31, 2008, the Total Return Strategy Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Total Return Strategy Fund purchased securities) or the parents of the regular broker-dealers.

                                              VALUE OF SECURITIES
   REGULAR BROKER-DEALER                      AS OF DECEMBER 31, 2008

JP Morgan Chase & Co.                            $  337,000
Banc of America Securities                       $  353,000

During the fiscal years ended December 31, 2008, 2007, and 2006, the Total Return Strategy Fund paid $353,696, $393,452, and $166,086, respectively, in brokerage fees.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of the Total Return Strategy Fund will not be a limiting factor when the Manager deems changes in the Fund's portfolio appropriate in view of its investment objective. The Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective. The Fund, however, may also purchase and sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper, short-term U.S. government securities, and variable rate demand notes (those securities with put date intervals of less than one year) are not considered when computing the turnover rate.

For the years ended December 31, the Funds' portfolio turnover rates were as follows:

   FUND                                      2008        2007
   S&P 500 Index Fund                          3%          5%
   Extended Market Index Fund*                33%         33%
   Nasdaq-100 Index Fund                       7%         14%
   Total Return Strategy Fund**              384%        471%

    * REPRESENTS THE PORTFOLIO TURNOVER RATE OF THE EXTENDED MARKET PORTFOLIO.

    ** THE FUND'S VARIOUS INVESTMENT STRATEGIES WILL LIKELY CREATE A LARGE VOLUME OF PURCHASE AND SALES TRANSACTIONS RELATIVE TO THE MARKET VALUE OF PORTFOLIO INVESTMENTS, WHICH RESULTED IN PORTFOLIO TURNOVER RATES EXCEEDING 100%.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Thirty-nine such portfolios have been established, four of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Funds are classified as diversified, except the Nasdaq-100 Index Fund and Total Return Strategy Fund, which are classified as nondiversified. The Trust began offering shares of the Funds in August 2006. The S&P 500 Index, Extended Market Index, and Nasdaq-100 Index Funds formerly were series of USAA Mutual Fund, Inc., a Maryland corporation, which began offering shares of the S&P 500 Index Fund on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The S&P 500 Index Fund offers two classes of shares, one identified as the Member Class and one identified as the Reward Class. The Reward Class was established on February 20, 2002, and commenced public offering of its shares on May 1, 2002. The Extended Market Index and Nasdaq-100 Index Funds were established on July 19, 2000, and commenced public offering of their shares on October 30, 2000, and were reorganized into the Trust in August 2006. The Total Return Strategy Fund formerly was a series of USAA Investment Trust, a Massachusetts business trust, which began offering shares of the Total Return Strategy Fund on January 24, 2005, and was reorganized into the Trust in August 2006.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to such dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board of Trustees. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply for shareholder information to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the affirmative vote of a majority of the outstanding Trust shares; and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. For example, the Advisory Agreement must be approved separately by each Fund and only becomes effective with respect to a Fund when a majority of the outstanding voting securities of that Fund approves it. Shareholders of the Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Except as permitted by the SEC, whenever the Extended Market Index Fund is requested to vote on matters pertaining to the Extended Market Portfolio, the Fund will hold a meeting of its shareholders and will cast all of its votes in the same proportion as the votes of its shareholders. The shareholders who do not vote will have their votes cast by the Trustees or officers of the Trust in the same proportion as the Fund's shareholders who do, in fact, vote.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a regulated investment company.

To continue to qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, foreign currencies, and other income (including gains from options and futures) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute annually to its shareholders 90% of its net investment company taxable income, net short-term capital gains (the excess of short-term capital gains over short-term losses), net gains from certain foreign currency transactions for the taxable year, and net tax-exempt interest (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute by the end of a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that calendar year,
(2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures contracts a Fund derives with respect to its business of investing in securities will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and in "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain (the excess of net long-term capital gain over net short-term capital loss) a Fund recognizes, without in either case increasing the cash available to it.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options and futures contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant. Fund dividends attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" earned by individuals (as described in each Fund's prospectus).

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31 if the Fund pays the dividend during the following January.

The Extended Market Portfolio is not subject to federal income taxation. Instead, the Extended Market Index Fund and other investors investing in the Extended Market Portfolio must take into account, in computing their federal income tax liability, their share of the Extended Market Portfolio's income, gain, loss, deduction, credit and tax preference items, without regard to whether they have received any cash distributions from the Extended Market Portfolio.

Distributions the Extended Market Index Fund receives from the Extended Market Portfolio generally will not result in the Fund's recognizing any gain or loss for federal income tax purposes, except that: (1) gain will be recognized to the extent that any cash it receives exceeds its basis in its interest in the Extended Market Portfolio prior to the distribution; (2) income or gain may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and includes a disproportionate share of any unrealized receivables held by the Extended Market Portfolio; and (3) loss may be recognized if the distribution is made in liquidation of the Fund's entire interest in the Extended Market Portfolio and consists solely of cash and/or unrealized receivables. The Extended Market Index Fund's basis in its interest in the Extended Market Portfolio generally will equal the amount of cash and the basis of any property that the Fund invests in the Extended Market Portfolio, increased by the Fund's share of income from the Extended Market Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Extended Market Portfolio.

Any gain or loss a shareholder realizes on the redemption or other disposition of shares of a Fund, or on receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any such gain a non-corporate shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% maximum federal income tax rate mentioned in each Fund's prospectus. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares. Additionally, any account maintenance fee deducted from a shareholder's account will be treated as taxable income even though not received by the shareholder.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals (enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003), such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including subadvisers, IMCO, and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (63)                                          (7/92-present), which is a postal     investment company
                                                      mail list management service.         consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (6)                                             Research Institute (3/02-present);    investment company
                                                      which focuses in the fields of        consisting of 45 funds
                                                      technological research, Staff
                                                      Analyst, Southwest Research
                                                      Institute (9/98-3/02).

Barbara B.            Trustee       January 2008      Jesse H. Jones Graduate School of     One registered
Ostdiek Ph.D. (45)                                    Management, Associate Professor of    investment company
                                                      Management, Rice University           consisting of 45 funds
                                                      (7/01-present) and Academic
                                                      Director, El Paso
                                                      Corporation Finance Center
                                                      (7/02-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (63)                                         Consulting (5/95-present), which      investment company
                                                      performs business                     consisting of 45 funds
                                                      valuations of large
                                                      companies to include the
                                                      development  of  annual
                                                      business plans, budgets,
                                                      and internal financial
                                                      reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (65)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (48)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        Chair of the Board of Directors       consisting of 45 funds
                      Chairman                        and President, USAA Investment
                                                      Management Company (IMCO)
                                                      (2/08 - present); President, USAA
                                                      Financial Advisors, Inc. (FAI)
                                                      (12/07-present); Chair of the
                                                      Board of Directors and Chief
                                                      Investment Officer IMCO,
                                                      (1/07-2/08); President and
                                                      Chief Executive Officer, Director,
                                                      and Chair of the Board of Directors,
                                                      IMCO (12/04-1/07); President and Chief
                                                      Executive Officer, Director, and Vice
                                                      Chair of the Board of Directors,
                                                      IMCO (2/01-12/04). Mr. Claus also serves
                                                      as Chair of the Board of Directors of
                                                      USAA Shareholder Account Services (SAS);
                                                      USAA Financial Planning Services Insurance
                                                      Agency, Inc. (FPS) and FAI; and a director
                                                      for USAA Life Insurance Company (USAA Life)
                                                      and USAA Federal Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (58)          President                       Investments, IMCO (9/02-present).     investment company
                                                      Mr. Gladson also serves as            consisting of 45 funds
                                                      a director of SAS.

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(46)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment            consisting of 45 funds
                                                      Strategy & Analysis, USAA
                                                      (12/01-6/06).

Mark S. Howard        Secretary     September 2002    Senior Vice President and Deputy,     One registered
(45)                                                  General Counsel, Business &           investment company
                                                      Regulatory Services, USAA             consisting of 45 funds
                                                      (10/08-present);  Senior
                                                      Vice President, USAA
                                                      Life/IMCO/FPS General
                                                      Counsel, USAA (10/03-10/08);
                                                      Mr. Howard also holds the officer
                                                      positions of Senior Vice
                                                      President, Secretary  and
                                                      Counsel for USAA  Life,
                                                      IMCO, SAS, FPS, and FAI,
                                                      and is an  Assistant
                                                      Secretary of USAA.

                                       54

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher P.        Assistant     November 2008     Vice President, Financial Advice      One registered
Laia (48)             Secretary                       & Solutions Group General             investment company
                                                      Counsel, USAA 10/08-present);         consisting of 45 funds
                                                      Vice President, Securities
                                                      Counsel, USAA (6/07-10/08);
                                                      Vice President  and Assistant
                                                      Secretary, IMCO, SAS, FAI,
                                                      and FPS  (7/07-present);
                                                      General Counsel,
                                                      Secretary, and  Partner,
                                                      Brown Advisory
                                                      (6/02-6/07).

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
 Jr. (48)                                             Accounting/Financial Administration,  investment company
                                                      USAA  12/02-present);                 consisting of 45 funds
                                                      Assistant Treasurer, USAA
                                                      family of  funds (7/00-2/08).

William A. Smith      Assistant     February 2009     Vice President, Senior Financial      One registered
(60)                  Treasurer                       Officer and Treasurer, IMCO, FAI,     investment company
                                                      FPS, SAS (2/09-present); Vice         consisting of 45 funds
                                                      Vice President, Senior
                                                      Financial Officer, USAA
                                                      (2/07-present);
                                                      consultant, Robert Half/
                                                      Accounttemps, (8/06-1/07);
                                                      Chief Financial Officer,
                                                      California State
                                                      Automobile Association
                                                      (8/04-12/05); Chief
                                                      Financial Officer,
                                                      Metropolitan Mortgage
                                                      (8/03-7/04).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(41)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended December 31, 2008, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committees' meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent full fiscal year ended December 31, 2008, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended December 31, 2008, the Audit Committee held meetings four times.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended December 31, 2008, the Pricing and Investment Committee held meetings four times.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended December 31, 2008, the Corporate Governance Committee held meetings five times.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individual is an executive officer of the Manager: Dawn Cooper, Senior Vice President, Distribution Services. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Trust Funds listed in this SAI and in all the USAA family of funds overseen by the Trustees as of the calendar year ended December 31, 2008.

                                                                                                     USAA FAMILY
                                 S&P 500      EXTENDED MARKET     NASDAQ-100       TOTAL RETURN       OF FUNDS
                               INDEX FUND       INDEX FUND        INDEX FUND       STRATEGY FUND        TOTAL
INTERESTED TRUSTEE

Christopher W. Claus         $10,001-$50,000       None               None       $10,001-$50,000    Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                None             None               None           None           Over $100,000
Robert L. Mason                   None             None               None        $1-$10,000        Over $100,000
Barbara B. Ostdiek                None             None               None           None           $10,001-$50,000
Michael F. Reimherr         $50,001-$100,000       None               None           None           Over $100,000
Richard A. Zucker             Over $100,000        None               None           None           Over $100,000


The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2008.

         NAME                         AGGREGATE              TOTAL COMPENSATION
          OF                      COMPENSATION FROM             FROM THE USAA
        TRUSTEE               FUNDS LISTED IN THIS SAI       FAMILY OF FUNDS (B)

INTERESTED TRUSTEE
Christopher W. Claus                   None (a)                 None (a)

NON-INTERESTED TRUSTEE
Barbara B. Dreeben                  $   8,188                  $  92,838
Robert L. Mason, Ph.D.              $   8,188                  $  92,838
Barbara B. Ostdiek                  $   7,606                  $  86,256
Michael F. Reimherr                 $   7,606                  $  86,256
Richard A. Zucker                   $   8,771                  $  99,421

(A) CHRISTOPHER W. CLAUS IS AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVES NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

(B) AT DECEMBER 31, 2008, THE FUND COMPLEX CONSISTED OF ONE REGISTERED INVESTMENT COMPANY OFFERING 45 INDIVIDUAL FUNDS.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of the Funds' expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of March 31, 2009, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of March 31, 2009, USAA and its affiliates owned no shares of the Funds listed in this SAI.

The Trust knows of no other persons who, as of March 31, 2009, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund, the Extended Market Index Fund, the Nasdaq-100 Index Fund, or the Total Return Strategy Fund.

             DIRECTORS AND OFFICERS OF THE EXTENDED MARKET PORTFOLIO

The Directors of the Master LLC consist of thirteen individuals, eleven of whom are not "interested persons" of the Master LLC as defined in the Investment Company Act (the "non-interested Directors"). The same individuals serve on the Board of Directors of the Master LLC. The Directors are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the Investment Company Act. The non-interested Directors have retained independent legal counsel to assist them in connection with their duties.

 The Board has five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee.

The members of the Audit Committee (the "Audit Committee") are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Directors. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Master LLC's independent registered public accounting firm (the "independent auditors") and to oversee the independent auditors' work. The Audit Committee's responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Master LLC; (3) review the conduct and results of each independent audit of the Master LLC's financial statements; (4) review with the independent auditor any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Master LLC and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Master LLC's internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Master LLC's investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the "Governance Committee") are Matina Horner (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Directors. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested

Directors of the Master LLC and recommend non-interested Director nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Director compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Director made by the Master LLC's shareholders as it deems appropriate. The Master LLC's shareholders who wish to recommend a nominee should send nominations to the Secretary of the Master LLC that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2008, the Governance Committee met four times.

The members of the Compliance Committee (the "Compliance  Committee") are Joseph
P. Platt,  Jr.  (Chair),  Cynthia A.  Montgomery and Robert C. Robb, Jr., all of
whom are non-interested Directors. The Compliance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Master LLC, the fund-related activities of BlackRock and the Master LLC's third party service providers. The Compliance Committee's responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Master LLC and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Master LLC's compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Fund's Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2008, the Compliance Committee met five times.

The members of the Performance Oversight Committee (the "Performance Committee") are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson, all of whom are non-interested Directors, and Richard S. Davis, who is an interested Director. The Performance Committee's purpose is to assist the Board in fulfilling its responsibility to oversee the Master LLC's investment performance relative to its agreed-upon performance objectives. The Performance Committee's responsibilities include, without limitation, to (1) review the Master LLC's investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Master LLC's investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended December 31, 2008, the Performance Committee met four times.

The members of the Executive Committee (the "Executive Committee") are Ronald W. Forbes, Rodney D. Johnson and Richard S. Davis. Messrs. Forbes and Johnson are non-interested Directors and Mr. Davis is an interested Director. The principal responsibilities of the Executive Committee are to (i) act on routine matters between meetings of the Board of Directors, (ii) act on such matters as may require urgent action between meetings of the Board of Directors, and (iii) exercise such other authority as may from time to time be delegated to the Committee by the Board of Directors. The Board has adopted a written charter for the Executive Committee. The Executive Committee was formed on December 3, 2008 and did not meet.

BIOGRAPHICAL INFORMATION. Certain biographical and other information relating to the Directors are set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of funds overseen in the complex of funds advised by BlackRock or its affiliates ("BlackRock-advised funds") and any public directorships.

                        POSTION(S)                                                   NUMBER OF
                        HELD                                                         BLACKROCK-ADVISED
NAME, ADDRESS,          WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)           FUNDS AND                  PUBLIC
AND YEAR OF BIRTH       MASTER LLC  TIME SERVED(2) DURING THE PAST 5 YEARS           PORTFOLIOS OVERSEEN        DIRECTORSHIPS

NON-INTERESTED DIRECTORS(1)

David O. Beim(3)        Director    2007 to        Professor of Finance and          34 registered investment   None
40 East 52nd Street                 present        Economics at the Columbia         companies consisting of
New York, NY 10022                                 University Graduate School        81 Portfolios
                                                   of Business since 1991; Trustee,
1939                                               Phillips Exeter Academy since 2002;
                                                   Formerly Chairman, Wave Hill Inc.
                                                   (public garden and cultural center)
                                                   from 1990 to 2006.

Ronald W. Forbes(4)     Director    2007 to        Professor Emeritus of Finance,    34 registered investment   None
40 East 52nd Street                 Present        School of Business, State         companies consisting of
New York, NY 10022                                 University of New York at         81 portfolios
                                                   Albany since 2000.
1940

Dr. Matina  Horner(5)   Director    2007 to        Formerly Executive Vice President 34 registered  investment  NStar
40 East 52nd Street                 Present        of Teachers  Insurance Annuity    companies  consisting      (electric and
New York, NY 10022                                 Association and College of        81 portfolios              gas utility)
                                                   Retirement Equities Fund from
1939                                               1989 to 2003.

Rodney D. Johnson(4)    Director    2007 to        President, Fairmount Capital      34 registered investment   None
40 East 52nd Street                 Present        Advisors, Inc. since 1987;        companies consisting of
New York, NY 10022                                 Director Fox Chase Cancer         81 portfolios
                                                   Center since 2002; Member of
1941                                               the Archdiocesan Investment
                                                   Committee of the Archdiocese
                                                   of Philadelphia since 2003;
                                                   Director,  The Committee of
                                                   Seventy (civic) service since
                                                   2006.

Herbert I. London       Director    1999 to        Professor  Emeritus,  New York    34 registered investment   AIMS
40  East  52nd  Street              Present        University  since  2005;  John    companies  consisting      Worldwide,
New  York,  NY 10022                               M.  Olin  Professor  of           81 portfolios              Inc.
                                                   Humanities, of  New York                                     (marketing)
1939                                               University from 1993 to
                                                   2005 and Professor thereof
                                                   from 1980 to 2005; President,
                                                   Hudson Institute (policy
                                                   research organization) since
                                                   1997 and Trustee thereof since
                                                   1980; Chairman of the Board
                                                   of  Trustees  for  Grantham
                                                   University  since 2006;
                                                   Director, InnoCentive, Inc.
                                                   (strategic  solutions
                                                   company) since 2005;
                                                   Director,  Cerego, LLC
                                                   (software development and
                                                   design) since 2005.

Cynthia A. Montgomery   Director    2007 to        Professor, Harvard Business School  34 registered investment Newell
40 East 52nd Street                 present        since 1989; Director, Harvard       companies consisting     Rubbermaid,
New York, NY 10022                                 Business School Publishing since    of 81 portfolios         Inc.
                                                   2005; Director, McLean Hospital                              (manufacturing)
1952                                               since 2005.

Joseph P. Platt, Jr.(6) Director    2007 to        Director, The West Penn Allegheny   34 registered investment Green-
40 East 52nd  Street                present        Health  System (a not-for-profit    companies  consisting    light Capital
New York,  NY 10022                                health system) since 2008;          of 81 portfolios         Re, Ltd.
                                                   Director, Jones  and Brown                                   (reinsurance
1947                                               (Canadian insurance broker)                                  company)
                                                   since 1998; General Partner, Thorn
                                                   Partners, LP (private investment)
                                                   since 1998; Formerly Partner,
                                                   Amarna Corporation  LLC
                                                   (private investment company)
                                                   from 2002 to 2008.

Robert C. Robb, Jr.     Director    2007 to        Partner, Lewis, Eckert, Robb and    34 registered investment None
40 East 52nd Street                 present        Company (management and             companies consisting of
New York, NY 10022                                 and financial consulting firm)      81 portfolios
                                                   since 1981.
1945

Toby Rosenblatt(7)      Director    2007 to        President, Founders Investments     34 registered investment A.P. Pharma,
40 East 52nd Street                 present        Ltd. (private investments) since    companies consisting     Inc. (specialty
New York, NY 10022                                 v1999; Director, Forward            of 81 portfolios         pharmaceutical)
                                                   Management, LLC since 2007;
1938                                               Director, The James Irvine
                                                   Foundation (philanthropic foundation)
                                                   since 1997; Formerly Trustee,
                                                   State Street Research Mutual Funds
                                                   from 1990 to 2005; Formerly Trustee,
                                                   Metropolitan Series Funds, Inc. from
                                                   2001 to 2005.

Kenneth L. Urish(8)     Director    2007 to        Managing Partner, Urish Popeck &    34 registered investment None
40 East 52nd Street                 present        Co., LLC (certified public          companies consisting of
New York, NY 10022                                 accountants and consultants)        81 portfolios
                                                   since 1976; Member of External
1951                                               Advisory Board, The Pennsylvania
                                                   State University Accounting
                                                   Department    since   2001;
                                                   Trustee,  The  Holy  Family
                                                   Foundation    since   2001;
                                                   Committee           Member,
                                                   Professional         Ethics
                                                   Committee       of      the
                                                   Pennsylvania  Institute  of
                                                   Certified            Public
                                                   Accountants   since  2007;
                                                   Formerly    President   and
                                                   Trustee,         Pittsburgh
                                                   Catholic         Publishing
                                                   Associates   from  2003  to
                                                   2008;   Formerly  Director,
                                                   Inter-Tel   from   2006  to
                                                   2007.

Frederick W. Winter     Director    2007 to        Professor and Dean Emeritus of      34 registered investment None
40 East 52nd Street                 present        the Joseph M. Katz School of        companies consisting of
New York, NY 10022                                 Business, University of             81 portfolios
                                                   Pittsburgh since 2005; and Dean
1945                                               thereof from 1997 to 2005;
                                                   Director, Alkon Corporation
                                                   (pneumatics) since  1992;
                                                   Director,  Tippman  Sports
                                                   (recreation)  since  2005;
                                                   Formerly   Director, Indotronix
                                                   International (IT  service)
                                                   from 2004 to 2008.

INTERESTED DIRECTORS:

                        POSITION(S) TERM OF                                             NUMBER OF
                        HELD        OFFICE(B) AND                                       BLACKROCK-ADVISED
NAME, ADDRESS(A),       WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)              FUNDS AND                 PUBLIC
AND YEAR OF BIRTH       MASTER LLC  TIME SERVED    DURING THE PAST 5 YEARS              PORTFOLIOS OVERSEEN       DIRECTORSHIPS

Richard S. Davis        Director    2007 to        Managing Director, BlackRock,        175 registered investment None
40 East 52nd Street                 Present        Inc. since 2005; Formerly Chief      companies consisting of
New York, NY 10022                                 Executive Officer, State Street      286 portfolios
                                                   & Research Management Company
1945                                               from 2000 to 2005; Formerly
                                                   Chairman of the Board of Trustees,
                                                   State Street Research Mutual
                                                   Funds from 2000 to 2005; Formerly
                                                   Chairman SSR Realty from 2000 to 2004.

Henry Gabbay            Director    2007 to        Formerly Consultant, BlackRock, Inc. 175 registered investment None
40 East 52nd Street                 Present        since 2007; Formerly Managing        companies consisting of
New York, NY 10022                                 BlackRock Inc. from 1989 to 2007;    286 portfolios
                                                   Director, Formerly Chief
1947                                               Administrative Officer, BlackRock
                                                   Advisors, LLC from  998  to
                                                   2007; Formerly President of
                                                   BlackRock Funds and BlackRock
                                                   Bond Allocation Target Shares
                                                   from  2005 to 2007;  and
                                                   Treasurer   of   certain
                                                   closed-end  funds in the
                                                   BlackRock  fund  complex
                                                   from 1989 to 2006.

1 Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

2 Following the combination of Merrill Lynch Investment Managers, L.P. ("MLIM") and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Master LLC's Board in 2007, each Director first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr.,
1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

3  Chairman of the Performance Committee.

4  Co-Chair of the Board of Directors.

5  Chair of the Governance Committee.

6  Chair of the Compliance Committee.

7  Vice-Chair of the Performance Committee.

8  Chair of the Audit Committee.

9 Mr. Davis is an "interested person," as defined in the Investment Company Act, of the Master LLC based on his positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an "interested person" of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities.

Certain biographical and other information relating to the officers of the Master LLC is set forth below, including their address and year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

                        POSITION(S)     TERM OF                                             NUMBER OF
                        HELD            OFFICE(B) AND                                       BLACKROCK-ADVISED
NAME, ADDRESS,          WITH THE        LENGTH OF       PRINCIPAL OCCUPATION(S)             FUNDS AND                 PUBLIC
AND YEAR OF BIRTH       MASTER LLC      TIME SERVED     DURING THE PAST 5 YEARS             PORTFOLIOS OVERSEEN       DIRECTORSHIPS
Donald C. Burke         President          2007 to      Managing Director of BlackRock,     175 registered investment     None
40 East 52nd Street     and Chief          Present      Inc. since 2006; Formerly Managing  companies consisting of
New York, NY 10022      Executive                       Director of Merrill Lynch           286 portfolios
                        Officer                         Investment Managers, L.P. ("MLIM")
1960                                                    and Fund Asset Management L.P.
                                                        ("FAM") in 2006; First Vice President
                                                        thereof from 1997 to 2005, Treasurer
                                                        thereof from 1999 to 2006; and
                                                        Vice President thereof from 1990 to
                                                        1997.

Anne F. Ackerley        Vice President     2007 to      Managing Director of BlackRock,     175 registered investment     None
40 East 52nd Street                        Present      Inc. since May 2000, Chief          companies consisting of
New York, NY 10022                                      Operating Officer of BlackRock's    286 portfolios
                                                        U.S.  Retail Group since
2006;
1962                                                    Formerly Head of BlackRock's
                                                        Mutual Fund Group from 2000
                                                        to 2006.

Neal J. Andrews        Chief Financial     2007 to     Managing Director of BlackRock       175 registered investment     None
40 East 52nd Street    Officer             Present     Inc. since 2006; Formerly Senior     companies consisting of
New York, NY 10022                                     Vice President and Line of Business  286 portfolios
                                                       Head, Fund Accounting and
1966                                                   Administration at PNC Global
                                                       Investment Servicing (U.S.) Inc.
                                                       (formerly  PFPC Inc.) from 1992 to
                                                       2006.

Jay M. Fife            Treasurer           2007 to     Managing Director of BlackRock,      175 registered investment     None
40 East 52nd Street                        Present     Inc. since 2007 and Director in      companies consisting of
New York, NY 10022                                     2006; Formerly Assistant Treasurer   286 portfolios
                                                       of the MLIM/FAM advised funds from
1970                                                   2005 to 2006; Formerly Director of MLIM
                                                       Fund Services Group from 2001 to 2006.

Brian P. Kindelan      Chief               2007 to     Chief Compliance Officer of the      175 registered investment     None
40 East 52nd Street    Compliance          Present     BlackRock-advised funds since 2007;  companies consisting of
New York, NY 10022     Officer                         Managing Director and Senior         286 portfolios
                                                       Counsel of BlackRock since 2005;
1959                                                   Formerly Director and Senior Counsel
                                                       of BlackRock Advisors, Inc. from 2001
                                                       to 2004.

Howard Surloff         Secretary           2007 to     Managing Director of BlackRock,       175 registered investment       None
40 East 52nd Street                        Present     Inc. and General Counsel of U.S.      companies consisting of
New York, NY 10022                                     Funds at BlackRock, Inc. since        286 portfolios
                                                       2006; Formerly General Counsel
1965                                                   (U.S.) of Goldman Sachs Asset
                                                       Management, L.P. from 1993 to 2006.

1 Officers of the Master LLC serve at the pleasure of the Board of Directors of the Master LLC.

SHARE OWNERSHIP. Information relating to each Director's share ownership in the Funds and in all BlackRock-advised funds that are overseen by the respective Director (Supervised Funds), as of December 31, 2008, is set forth in the chart below.

                          AGGREGATE DOLLAR RANGE     AGGREGATE DOLLAR RANGE OF
                           OF EQUITY SECURITIES  EQUITY SECURITIES IN SUPERVISED
NAME                         IN THE MASTER LLC                FUNDS

INTERESTED DIRECTORS:

   Richard S. Davis                  None                  Over $100,000
   Henry Gabbay                      None                  Over $100,000

NON INTERESTED DIRECTORS(1):

   David O. Beim                     None                  $50,001-$100,000
   Ronald W. Forbes                  None                  Over $100,000
   Dr. Martina Horner                None                  $50,001-$100,000
   Rodney D. Johnson                 None                  Over $100,000
   Herbert I. London                 $10,001-$50,000       Over $100,000
   Cynthia A. Montgomery             None                  Over $100,000
   Joseph P. Platt, Jr.              None                  Over $100,000
   Robert C. Robb, Jr.               None                  Over $100,000
   Toby Rosenblatt                   None                  Over $100,000
   Kenneth L. Urish                  None                  None
   Frederick W. Winter               None                  $50,001-$100,000

1 Each of the  non-interested  Directors assumed office on November 1, 2007. The
non-interested   Directors  anticipate   purchasing  additional  shares  of  the
Supervised Funds.

As of March 31, 2009, the Directors and officers of the Master LLC as a group owned an aggregate of less than 1% of the outstanding shares of the Master LLC. As of March 31, 2009, none of the non-interested Directors of the Master LLC or their immediate family members owned beneficially or of record any securities in affiliates of BlackRock.

COMPENSATION OF DIRECTORS. Each non-interested Director is paid as compensation an annual retainer of $150,000 per year for his or her services as Director to the BlackRock-advised funds, including the Master LLC, and a $25,000 Board meeting fee to be paid for each in person Board meeting attended up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Co-Chairs of the Board of Directors are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee, and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Master LLC compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Master LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

The following table sets for the compensation earned by the non-interested Directors from the Master LLC for the fiscal year ended December 31, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2008.

                                                                COMPENSATION
                                                                FROM THE
                                                                MASTER LLC
                            COMPENSATION    ESTIMATED ANNUAL    AND OTHER
                            FROM THE        BENEFITS UPON       BLACKROCK-
NAME                        MASTER LLC      RETIREMENT          ADVISED FUNDS(1)

David O. Beim(2)            $19,876         None                $300,000
Ronald W. Forbes(3)         $20,572         None                $320,000
Dr. Matina Horner(4)        $18,209         None                $285,000
Rodney D. Johnson(3)        $20,572         None                $320,000
Herbert I. London           $19,006         None                $275,000
Cynthia A. Montgomery       $19,006         None                $275,000
Joseph P. Platt, Jr.(5)     $19,876         None                $300,000
Robert C. Robb, Jr.         $19,006         None                $275,000
Toby Rosenblatt6            $19,876         None                $300,000
Kenneth L. Urish(7)         $19,876         None                $300,000
Frederick W. Winter         $19,006         None                $275,000

1 For the number of BlackRock-advised funds from which each non-interested Director receives compensation, see the Biographical Information chart beginning on page 59.

2  Chair of the Performance Committee.

3  Co-Chair of the Board of Directors.

4  Chair of the Governance Committee.

5  Chair of the Compliance Committee.

6  Vice-Chair of the Performance Committee.

7  Chair of the Audit Committee.

The Master LLC compensates Brian Kindelan for his services as its Chief Compliance Officer. The Master LLC may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer. For the fiscal year ended December 31, 2008, Mr. Kindelan received approximately.

                               INVESTMENT ADVISER

As described  in each Fund's  prospectus,  USAA  Investment  Management  Company
(IMCO) is the manager and investment adviser, providing the services under a Management Agreement dated August 1, 2006, with respect to the S&P 500 Index Fund and the Extended Market Index Fund and an Advisory Agreement dated August 1, 2006, with respect to the Nasdaq-100 Index Fund and the Total Return Strategy Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to the services it provides under the Management and Advisory Agreements, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $58 billion, of which approximately $32 billion were in mutual fund portfolios.

ADVISORY AND MANAGEMENT AGREEMENTS

With respect to the Extended Market Index Fund, under the Management Agreement, IMCO presently monitors the services provided by BlackRock to the Extended Market Portfolio. IMCO receives no fee for providing these monitoring services. In the event the Fund's Board of Trustees determines it is in the best interests of the Fund's shareholders to withdraw its investment in the Extended Market Portfolio, IMCO would become responsible for directly managing the assets of the Fund. In such event, the Fund would pay IMCO an annual fee of 0.30% of the Fund's ANA, accrued daily and paid monthly.

The Management Agreement with respect to the S&P 500 Index Fund and the Extended Market Index Fund and the Advisory Agreement with respect to the Nasdaq-100 Index Fund and the Total Return Strategy Fund will continue in effect from year to year thereafter for the Funds as long as they are approved at least annually by a vote of the outstanding voting securities of the Funds (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Funds) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as

Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. These Agreements may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO has voluntarily agreed to limit the annual expenses of the S&P 500 Index Fund Member Shares to 0.25%, the S&P 500 Index Fund Reward Shares to 0.09%, the Extended Market Index Fund to 0.50%, and the Nasdaq-100 Index Fund to 0.78% of each Fund's average net assets, respectively, and will reimburse the Funds for all expenses in excess of such limitations. IMCO may modify or terminate any such waiver or reimbursement at any time without prior notice to shareholders.

The table below sets forth information about the total management fee paid by the Extended Market Portfolio to BlackRock Advisors, LLC and to Fund Asset Management, L.P. (FAM) and the amounts waived by BlackRock Advisors, LLC and FAM for the periods indicated. Prior to September 29, 2006, FAM, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Extended Market Portfolio's investment manager.

FISCAL YEAR ENDED                   WAIVED BY FAM         PAID TO BLACKROCK       WAIVED BY BLACKROCK
DECEMBER 31,         PAID TO FAM    (IF APPLICABLE)       ADVISORS, LLC           ADVISORS, LLC (IF APPLICABLE)
     2008
     2007                $0                $0                  $37,295                       $0
     2006            $20,968(1)            $0                 $7,800(2)                      $0

(1) For the period January 1, 2006 to September 29, 2006.

(2) For the period September 29, 2006 to December 31, 2006.

BlackRock Advisors, LLC has also entered into a subadvisory agreement (the SubAdvisory Agreement) with BlackRock Investment Management, LLC (BIM) pursuant to which BlackRock Advisors, LLC pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to BlackRock Advisors, LLC. BIM is responsible for the day-to-day management of the Extended Market Portfolio's portfolio.

For the last three fiscal years or periods ended December 31, IMCO earned advisory fees as follows:

FUND                                  2008            2007           2006
S&P 500 Index - Member Shares      $1,931,616     $2,347,147     $2,190,787
S&P 500 Index - Reward Shares      $  913,528     $1,024,398     $  747,581
Extended Market Index                  --              --             --
Nasdaq-100 Index                   $  253,477     $  271,016     $  253,397
Total Return Strategy              $1,209,407     $1,664,772     $1,553,769

As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive advisory fees to which it would have been entitled as follows:

 FUND                                   2008             2007            2006
 S&P 500 Index - Member Shares       $1,931,616      $2,347,147   $2,190,787
 S&P 500 Index - Reward Shares       $  913,528      $1,024,398   $   747,581
 Nasdaq-100 Index                    $  253,477      $  271,016   $   253,397
 Total Return Strategy               $  574,930      $  511,197   $   513,471

The management fee of the Total Return Strategy Fund is based upon two components: (1) a base fee, which is accrued daily and paid monthly, computed at an annual rate of 0.65% of average net assets and (2) a performance adjustment that will increase or decrease the base fee depending upon the performance of a Fund relative to the Lipper Flexible Portfolio Funds Index.

COMPUTING THE PERFORMANCE ADJUSTMENT. For any month, the base fee of the Total Return Strategy Fund will equal the Total Return Strategy Fund's average net assets for that month multiplied by the annual base fee rate for the Total Return Strategy Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Total Return Strategy Fund's average annual per-
formance during the performance period compared to the average annual performance of the Total Return Strategy Fund's relevant index over the same time period. A new month is added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

The annual performance adjustment rate is multiplied by the average net assets of the Total Return Strategy Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart below:

 OVER/UNDER PERFORMANCE RELATIVE TO INDEX        ANNUAL ADJUSTMENT RATE
           (IN BASIS POINTS) (1)            (IN BASIS POINTS AS A PERCENTAGE
                                             OF A FUND'S AVERAGE NET ASSETS)

              +/- 100 to 400                              +/- 4
              +/- 401 to 700                              +/- 5
            +/- 701 and greater                           +/- 6

            1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

For example, assume that an equity fund with average net assets of $300 million has a base fee of 0.75 of 1% (75 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $250 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                                          Examples
                                      1            2            3            4              5             6
Fund Performance (a)              12.80%        15.02%        6.75%       (12.25%)       (10.07%)      (8.17%)
Index Performance (a)              8.75%        18.29%        6.28%       (19.87%)        (5.45%)      (7.98%)
                                  ------        ------        -----       --------        -------      -------
Over/Under Performance (b)         + 405        - 327          + 47        + 762          - 462          - 19
Annual Adjustment Rate (b)           + 5           -4             0          + 6            - 5           0
Monthly Adjustment Rate (c)          .0041%      (.0033%)         n/a   .0049%             (.0041%)          n/a
Base Fee for Month                $187,500       $187,500     $187,500      $187,500       $187,500    $187,500
Performance Adjustment              10,250        (8,250)            0        12,250       (10,250)           0
------------------------------------------------------------------------------------------------------------------
Monthly Fee                       $197,750       $179,250     $187,500      $199,750       $177,250    $187,500
==================================================================================================================

     (a) Average annual performance over a 36-month period
     (b) In basis points
     (c) Annual Adjustment Rate divided by 365, multiplied by 30, and stated as a percentage

The Total Return Strategy Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Total Return Strategy Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Total Return Strategy Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Total Return Strategy Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

SUBADVISORY AGREEMENTS

S&P 500 INDEX AND NASDAQ-100 INDEX FUNDS. The Manager has entered into a subadvisory agreement (Subadvisory Agreement) with NTI, which is located at 50
S. LaSalle Street, Chicago, Illinois 60603. Under the Subadvisory Agreement, NTI is responsible for the day-to-day management of the assets of the S&P 500 Index Fund and the Nasdaq-100 Index Fund pursuant to each Fund's investment objective and restrictions. For its services, with respect to the S&P 500 Index Fund, NTI receives a fee from the Manager at an annual rate equal to 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For its services with respect to the Nasdaq-100 Index Fund, NTI receives a fee from the Manager equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average daily net assets on amounts up to $100 million; 0.04% of daily net assets for amounts over $100 million and up to $250 million; and 0.03% of daily net assets for amounts over $250 million. The Subadvisory Agreement is subject to the same approval of the Board of Trustees as the oversight and renewal of the Management Agreement. NTI has agreed to provide to the Funds, among other things, analysis and statistical and economic data and information concerning the compilation of the S&P 500 Index and the Nasdaq-100 Index(R)(1), including portfolio composition. Both the Management Agreement and the Subadvisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees and (ii) by a majority of the Trustees of the Fund who are not parties to the Advisory Agreement or the Subadvisory Agreement or affiliates of any such party. The Management Agreement may be terminated on sixty (60) days' written notice by any such party and will terminate automatically if assigned. The Subadvisory Agreement may be terminated on sixty (60) days' written notice by NTI or at any time by IMCO and will terminate automatically if assigned. Asset allocation, index and modeling strategies are employed by NTI for other investment companies and accounts advised or subadvised by NTI. If these strategies indicate particular securities should be purchased or sold at the same time by the Fund and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by NTI. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

TOTAL RETURN STRATEGY FUND. The Manager has entered into Subadvisory Agreements dated March 1, 2007, with Deutsche Investment Management Americas Inc. (DIMA) and dated October 1, 2007, with Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group, under which DIMA and CSSU provide day-to-day discretionary management of a portion of the Fund's assets in accordance with the Fund's investment objective, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

DIMA located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retain clients. The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.60% of the portion of the Fund's average daily net assets that DIMA manages.

CSSU located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 4,500 clients. The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy
Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts

[footnote]
     1 The Nasdaq-100(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by the Nasdaq-100 Index Fund (the "Product"). The Product is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange.

The Subadvisory Agreement with respect to CSSU will remain in effect until September 30, 2009. Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. A Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on at least 60 days' written notice; by IMCO at any time; or by DIMA or CSSU on at least 90 days' written notice. A Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

CODES OF ETHICS

The Funds, the Manager, BlackRock, and each Subadviser have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager, BlackRock, and each Subadviser regarding compliance with their respective codes of ethics annually.

Additionally, while the officers and employees of the Funds, the Manager, BlackRock, and each Subadviser may engage in personal securities transactions, there are certain restrictions in the procedures in the Codes of Ethics adopted by the Manager and the Funds. These Codes of Ethics are designed to ensure that the shareholders' interests come before those of the individuals who manage their Funds. The Codes of Ethics require the portfolio manager and other employees with access information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. Copies of the Joint Code of Ethics for IMCO and the Funds, and the codes of ethics for BlackRock and each subadviser have been filed with the SEC and are available for public review.

                          PORTFOLIO MANAGER DISCLOSURE

S&P 500 INDEX FUND AND NASDAQ-100 INDEX FUND

OTHER ACCOUNTS MANAGED: The following tables set forth other accounts for which the Funds' portfolio manager was primarily responsible for the day-to-day portfolio management as of December 31, 2008.

S&P 500 INDEX FUND*

------------------------------------------------------------------------------------------------------------------------------------

Portfolio Manager   Registered Investment Companies      Other Pooled Investment Vehicles               Other Accounts
                  Number of accounts     Total assets   Number of accounts    Total assets     Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------

Brent Reeder           20             $7,646,564,609     35                   $45,432,490,514   71                  $34,169,252,600

NASDAQ-100 INDEX FUND*

------------------------------------------------------------------------------------------------------------------------------------

Portfolio Manager   Registered Investment Companies      Other Pooled Investment Vehicles               Other Accounts
                  Number of accounts     Total assets   Number of accounts    Total assets     Number of accounts   Total assets
------------------------------------------------------------------------------------------------------------------------------------

Brent Reeder           20             $9,696,594,917     35                   $45,432,490,514   71                  $34,169,252,600

* Assets are not included in these tables.

MATERIAL CONFLICTS OF INTEREST: NTI's portfolio managers are often responsible for managing one or more portfolio, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

COMPENSATION: As of December 31, 2008, with respect to the NTI's index portfolio managers, compensation is based on the competitive marketplace and consists of a fixed-base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Company may be awarded from time to time. The annual incentive award is discretionary and is based on quantitative and qualitative evaluation of each portfolio manager's performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Portfolios or the amount of assets held in the Portfolios. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

PORTFOLIO OWNERSHIP: As of December 31, 2008, the portfolio manager did not beneficially own any securities of either Fund in which they managed.

EXTENDED MARKET INDEX FUND

OTHER ACCOUNTS MANAGED: The following table sets forth information about funds and other accounts other than the Extended Market Portfolio for which the Extended Market Portfolio's portfolio manager is primarily responsible for the day-to-day portfolio management as of the Trust's fiscal year end December 31, 2008.

---------------------------------------------------------------------------------------------------------------------

                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based

---------------------------------------------------------------------------------------------------------------------
Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment    Investment       Other           Investment      Investment      Other
                      Companies     Vehicles       Accounts          Companies       Vehicles       Accounts
---------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian         1             30             30                 0              0            1
                    $13.86 Billion $15.1 Billion   $30.61 Billion                                  $752.7 Million

POTENTIAL MATERIAL CONFLICTS OF INTEREST: BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Ms. Jelilian currently manages certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

PORTFOLIO MANAGER COMPENSATION OVERVIEW: BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio manager of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio manager are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Extended Market Index Fund include the Dow Jones U.S. Completion Total Stock Market Index.

BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1-, 3-, and 5-year periods, as applicable.

DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio manager. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.

LONG-TERM RETENTION AND INCENTIVE PLAN ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Ms. Jelilian has received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Ms. Jelilian has participated in the deferred compensation program.

OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

INCENTIVE SAVINGS PLANS -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Ms. Jelilian is eligible to participate in these plans.

FUND OWNERSHIP: As of the fiscal year ended December 31, 2008, the portfolio manager of the Extended Market Portfolio did not beneficially own any securities of the Extended Market Index Fund.

TOTAL RETURN STRATEGY FUND

IMCO

The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal period ended December 31, 2008.

-------------------------------------------------------------------------------------------------------------------
                        Number of Other Accounts Managed            Number of Accounts and Assets for Which
                           and Assets by Account Type                  Advisory Fee is Performance-Based

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
-------------------------------------------------------------------------------------------------------------------

Wasif Latif             6             0                 0                0               0             0
                  $184,941,489

John Toohey*            9             0                 0                3               0             0
                  $541,478,138                                       $252,839,202

Anthony Era, Jr.        2             0                 0                0               0             0
                  $6,200,165,361

*The information as of March 31, 2009.

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Board of Trustees of USAA Investment Trust, also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. Mr. Latif, Mr. Toohey, and Mr. Era are officers of IMCO and their base salaries are determined by the salary ranges for their official positions, which are influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Mr. Latif, Mr. Toohey, and Mr. Era also are eligible to receive an incentive payment based on the pre-tax performance of the other USAA Funds they manage compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each USAA Fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against all funds within the appropriate Lipper Index as set forth in the Fund's prospectus. Mr. Latif, Mr. Toohey, and Mr. Era will receive incentive payments under this plan only if the other USAA Funds he manages are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher a Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and any applicable incentive payments, Mr. Latif, Mr. Toohey, and Mr. Era also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

PORTFOLIO OWNERSHIP: As of the fiscal period ended December 31, 2008, the portfolio managers of USAA beneficially owned securities of the Total Return Strategy Fund in the following dollar range:

     PORTFOLIO MANAGER          DOLLAR RANGE

    Anthony M. Era, Jr.             None

DIMA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

-----------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
-----------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
-----------------------------------------------------------------------------------------------------------------------

James Francis   $6,152,751,504     $211,430,184       $372,201,540       $0               $0             $0
                      22                18                  4             0                0              0

Julie Abbett    $6,152,751,504     $211,430,184       $372,201,540       $0               $0             $0
                      22                18                  4             0                0              0

Robert Wang     $11,708,009,303   $1,528,682,925     $6,324,034,835      $0           $4,184,315    $211,118,336
                      44                38                 46             0                1              8

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. DIMA has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

CONFLICTS OF INTEREST: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by DIMA, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DIMA may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DIMA will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, DIMA has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the Firm) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DIMA's advisory clients.

DIMA has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

COMPENSATION: The Fund has been advised that DIMA seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities, and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DIMA's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

         * DIMA's performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3-, and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

         * Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

         * Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" DIMA, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

PORTFOLIO OWNERSHIP: As of December 31, 2008, the portfolio managers did not beneficially own any securities of the Total Return Strategy Fund.

CSSU

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

--------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
--------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                     Registered      Other Pooled
Portfolio Manager     Investment     Investment       Other          Investment       Investment        Other
                      Companies       Vehicles      Accounts          Companies        Vehicles       Accounts
--------------------------------------------------------------------------------------------------------------------

YIRONG LI             0               1             49                0               0               3
                      $0              $511,529,696  $2,147,012,205    $0              $0              $403,151,397

DEFINA MALUKI         1               0             44                0               0               44
                      $32,439,937     $0            $471,857,800      $0              $0              $471,857,800

LAURA FRIEDMAN        1               1             93                0               0               47
                      $32,439,937     $511,529,696  $2,618,870,005    $0              $0              $875,009,197


POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the USAA Total Return Strategy Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the USAA Total Return Strategy Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the USAA Total Return Strategy Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Total Return Strategy Fund. CSSU has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSSU believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSSU may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event CSSU aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSSU's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSSU's affiliates and accounts in which CSSU's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the CSSU Quantitative Strategies Group, which manages the USAA Total Return Strategy Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the USAA Total Return Strategy Fund are expected to hold inconsistent positions. The USAA Total Return Strategy Fund seeks long-term capital growth with reduced volatility over time by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the USAA Total Return Strategy Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the USAA Total Return Strategy Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the USAA Total Return Strategy Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the USAA Total Return Strategy Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. CSSU has adopted policies and procedures that CSSU are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: CSSU's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the USAA Total Return Strategy Fund's performance, assets held in the USAA Total Return Strategy Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of CSSU's stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSSU, portfolio managers participate in CSSU's profit sharing and 401(k) plans.

PORTFOLIO OWNERSHIP: As of December 31, 2008, portfolio managers of CSSU did not beneficially owned any securities of the USAA Fund they managed.

                      PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated to the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG) formerly Institutional Shareholder Services, Inc. to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Funds. RMG has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of Trustees or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines), as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Funds.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of RMG, except as briefly described below. Before any voting deadline, RMG will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG's recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review RMG's recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to RMG's recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to RMG's recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES FOR THE EXTENDED MARKET PORTFOLIO

The Extended Market Portfolio's Board of Trustees has adopted a Proxy Voting Policy which delegates to BlackRock authority to vote all proxies relating to the Extended Market Portfolio's portfolio securities. BlackRock has adopted policies and procedures (Proxy Voting Procedures) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Extended Market Portfolio. Pursuant to these Proxy Voting Procedures, BlackRock's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Extended Market Portfolio and its shareholders, and to act in a manner that BlackRock believes is most likely to enhance the economic value of the securities held by the Extended Market Portfolio. The Proxy Voting Procedures are designed to ensure that BlackRock considers the interests of its clients, including the Extended Market Portfolio, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, BlackRock's has formed a Proxy Voting Committee (the Committee). The Committee, a subcommittee of BlackRock's Equity Investment Policy Oversight Committee (EIPOC), is comprised of a senior member of BlackRock's equity management group who is also a member of EIOPC, one or more other senior investment professionals appointed by EIOPC, portfolio managers and investment analysts appointed by EIOPC and any other personnel EIOPC deems appropriate. The Committee will also include two non-voting representatives from BlackRock's Legal Department appointed by BlackRock's General Counsel. The Committee's membership shall be limited to full-time employees of BlackRock. No person with any investment banking, trading, retail brokerage, or research responsibilities for BlackRock's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee on the same basis as other interested knowledgeable parties not affiliated with BlackRock might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Extended Market Portfolio, that has delegated proxy voting authority to BlackRock and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for BlackRock and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. BlackRock believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for BlackRock on certain proxy votes that are akin to investment decisions, or deter-
mine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Extended Market Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that BlackRock will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock's clients, the Committee, in conjunction with the Extended Market Portfolio's portfolio manager, may determine that the Extended Market Portfolio's specific circumstances require that its proxies be voted differently.

To assist BlackRock in voting proxies, the Committee has retained RMG. RMG is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock by RMG include in-depth research, voting recommendations (although BlackRock is not obligated to follow such recommendations), vote execution, and recordkeeping. RMG will also assist the Extended Market Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

BlackRock's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Trust investment adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Trust investment adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Trust portfolio.

From time to time, the Trust investment adviser may be required to vote proxies in respect of an issuer where an affiliate of BlackRock (each, an Affiliate), or a money management or other client of BlackRock (each, a Client) is involved. The Proxy Voting Procedures and BlackRock's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by EIOPC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIOPC. The EIOPC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by BlackRock's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of BlackRock's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter BlackRock's normal voting guidelines or, on matters where BlackRock's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to BlackRock on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with BlackRock's fiduciary duties.

In addition to the general principles outlined above, BlackRock has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and BlackRock may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Extended Market Portfolio's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

BlackRock has adopted specific voting guidelines with respect to the following proxy issues:

|X| Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate Directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's number of other directorships, history of representing shareholder interests as a Director of other companies or other factors, to the extent the Committee deems relevant.

|X| Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors, history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

|X| Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

|X| Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

|X| Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

|X| Routine proposals related to requests regarding the formalities of corporate meetings.

|X| Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

|X| Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Information about how the Extended Market Portfolio voted proxies relating to securities held in the Extended Market Portfolio's portfolio of any series of the Trust during the most recent 12-month period ended June 30 is available without charge (1) at www.blackrock.ml.com and (2) on the Commission's Web site at http://www.sec.gov.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

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

|X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Joint Code of Ethics);

|X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, and proxy voting agents);

|X| As disclosed in this SAI; and

|X| As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. A Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper Inc. and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include, among others, each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity which does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), USAA Securities Counsel, or their designee(s) who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees/Trustees at each quarterly meeting about (i) any determinations made by the CCO, or USAA Securities Counsel, or their designee(s) pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                                  ADMINISTRATOR

Under an Administration and Servicing Agreement effective August 1, 2006, the Manager is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, with respect to the S&P 500 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.06% of the average daily net assets of the Fund; with respect to the Extended Market Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.38%, up to 0.10% of this fee shall be paid to BlackRock for subadministrative services; with respect to the Nasdaq-100 Index Fund, the Trust has agreed to pay the Manager a fee computed daily and paid monthly, at an annual rate equal to 0.35% of the average net assets of the Fund; and with respect to the Total Return Strategy Fund, the Trust has agreed to pay the manager a fee computed daily and paid monthly, at an annual rate equal to 0.15% of the average net assets of the Fund. We may also delegate one or more of our responsibilities to others at our expense.

Under an Investment Accounting Agreement between the Trust and The Northern Trust Company (Northern Trust), Northern Trust is obligated on a continuous basis to provide a variety of investment accounting. Northern Trust also is responsible for calculating the NAV of the S&P 500 Index Fund and preparing and maintaining all related accounts and records. The Trust is not obligated to make any payments to Northern Trust for its services under the Agreement. Any fees to be charged by Northern Trust for these services will be paid by NTI.

For the last three fiscal years or periods ended December 31, IMCO earned administrative and other services fees as follows:

      FUND                           2008           2007             2006
 S&P 500 Index (Member Shares)   $1,158,970      $2,022,927       $1,762,998
 S&P 500 Index (Reward Shares)   $  548,117
 Extended Market Index           $1,009,523      $1,139,684       $  817,518
 Nasdaq-100 Index                $  443,584      $  474,278       $  443,445
 Total Return Strategy           $  298,516      $  411,764       $  381,945

As a result of the Funds' expenses exceeding the expense limitations, IMCO did not receive administrative and other services fees to which it would have been entitled as follows:

         FUND                         2008          2007            2006
 S&P 500 Index (Member Shares)   $  680,305      $  909,339       $1,112,078
 S&P 500 Index (Reward Shares)   $  190,695
 Extended Market Index           $1,009,523      $  851,252       $  695,507
 Nasdaq-100 Index                $  122,382      $   30,322       $  138,225

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the fiscal years ended December 31, the Funds reimbursed the Manager for these legal and tax services as follows: For fiscal year ended December 31, 2008, the reimburserment was for legal services only.

 FUND                               2008           2007              2006
 S&P 500 Index                   $ 41,941        $ 55,742         $ 72,823
 Nasdaq-100 Index                $  1,855        $  3,401         $  9,381
 Extended Market Index           $  3,934        $  5,960         $ 11,359
 Total Return Strategy           $  2,942        $  5,374         $ 10,182

                               GENERAL INFORMATION
UNDERWRITER AND DISTRIBUTOR

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing, best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Extended Market Index and Nasdaq-100 Index Funds pay the Transfer Agent an annual fixed fee of $26 per account. The S&P 500 Index Fund pays the Transfer Agent an annual fixed fee of $20 per account, and the Total Return Strategy Fund pays the Transfer Agent an annual fixed fee of $23 per account. The fee is subject to change at any time.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses, which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

CUSTODIAN AND ACCOUNTING AGENT

The Custodian is responsible for, among other things, safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of reach Fund's securities, and collecting interest on the Funds' investments. State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the custodian and accounting agent for the Nasdaq-100 Index Fund and the Total Return Strategy Fund. The Northern Trust Company, 50 S. LaSalle Street, Chicago, Illinois 60603, serves as custodian and accounting agent for the S&P 500 Index Fund. Northern Trust will comply with the affiliated self-custodian provisions of Rule 17f-2 under the 1940 Act. J.P. Morgan Chase Bank, 3 Chase MetroTech, Brooklyn, New York 11245 is the custodian for the Extended Market Index Fund and the Extended Market Portfolio. State Street Bank and Trust Company is the accounting agent for the Extended Market Index Fund. The accounting agent is responsible for, among other things, calculating each Fund's daily NAV and other recordkeeping functions.

COUNSEL

K&L Gates LLP, 1601 K Street NW, Washington, DC 20006, will review certain legal matters for the Trust in connection with the shares offered by the prospectus. Sidley Austin LLP, New York, New York 10019 serves as counsel to the Extended Market Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Funds. In this capacity the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES (MOODY'S)

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS SERVICES (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB An obligation rated BBB exhibits adequate capacity to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS LTD. (FITCH)

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO. INC. (A.M. BEST)

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in A.M. Best's opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, Assigned to issues, where the issuer has, in A.M. Best's opinion, cc, c extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "CCC" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG        This  designation  denotes   speculative-grade  credit  quality.  Debt
          instruments   in  this  category  may  lack   sufficient   margins  of
          protection.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess very strong capability to pay debt services is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

S&P CORPORATE AND GOVERNMENT

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

DOMINION COMMERCIAL PAPER

R-1 (high)

              Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity that possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability, which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3(middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

ALL THREE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

28083-0509

                                     Part B

                   Statement of Additional Information for the
                            Global Opportunities Fund

                               Is included herein

[USAA EAGLE
LOGO (R)] USAA MUTUAL                                    STATEMENT OF
          FUNDS TRUST                                    ADDITIONAL INFORMATION
                                                         MAY 1, 2009


                            GLOBAL OPPORTUNITIES FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, one of which is described in this Statement of Additional Information (SAI): the Global Opportunities Fund (the
Fund). The Fund is classified as nondiversified.

You may obtain a free copy of the prospectus dated May 1, 2009, for the Fund by writing to USAA Mutual Funds Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, by calling toll free (800) 531-USAA (8722), or logging on to USAA.COM and downloading. You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Fund. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Fund's prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Fund, and should be read in conjunction with the Fund's prospectus.

The financial statements of the Fund and the Independent Registered Public Accounting Firm's Report thereon for the fiscal year ended December 31, 2008, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or phone number.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

         Page
         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         3        Investment Policies
         19       Investment Restrictions
         20       Portfolio Transactions and Brokerage Commissions
         22       Fund History and Description of Shares
         23       Tax Considerations
         24       Trustees and Officers of the Trust
         29       The Trust's Manager
         33       Portfolio Manager Disclosure
         45       Portfolio Holdings Disclosure
         46       General Information
         47       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of the Fund are offered only to eligible investors, as described in the prospectus, on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of the Fund is equal to the current net asset value (NAV) per share. The NAV per share of the Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

The Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of the Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the price of certain foreign securities held by the Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of the Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Fund's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in investment companies, hedge or other funds, other than ETFs, are valued at their net asset value at the end of each business day. Futures contracts are valued based upon the last sale price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of the Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 30 days' prior written notice of the proposed redemption has been sent to you. The Trust subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust, reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Fund, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                               INVESTMENT POLICIES

The sections captioned WHAT ARE THE FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? and FUND INVESTMENTS in the Fund's prospectus describe the investment objective(s) and the investment policies applicable to the Fund. There can, of course, be no assurance that the Fund will achieve its investment objective(s). The Fund's objective(s)
is not a fundamental policy and may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the investment objective of the Fund, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs. The following is provided as additional information. Unless described as a principal investment policy in the Fund's prospectus, these represent the non-principal investment policies of the Fund.

TEMPORARY DEFENSIVE POLICY

The Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

The Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

The Fund also may purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

The Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by the Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument's being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument's being valued in the market as though it has the earlier maturity.

EURODOLLAR AND YANKEE OBLIGATIONS

A portion of the Fund's assets may be invested in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

The Fund's assets may be invested in master demand notes, which are obligations that permit the investment of fluctuating amounts by the Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest the Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

The Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

The Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt status. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

PUT BONDS

The Fund's assets may be invested in securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under the Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

The Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from the Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets. The Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

The convertible securities in which the Fund will invest may be rated below investment grade as determined by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P), or unrated but judged by the Manager or the applicable Subadviser to be of comparable quality (commonly called junk bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer's creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. The Fund's ability to timely and accurately value and dispose of lower-quality securities may also be affected by the absence or periodic discontinuance of liquid trading markets.

FOREIGN SECURITIES

The Fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts
(ADRs),  European  depositary  receipts (EDRs),  and global depositary  receipts
(GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Fund's investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. The Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

The Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

GLOBAL TACTICAL ASSET ALLOCATION OVERLAY (GTAA) STRATEGY

In an attempt to enhance the Fund's return, the Fund also employs a GTAA strategy, which is a total return strategy designed to add value by benefiting from short-term and medium-term mispricing within global equity, bond, and currency markets. This strategy will be accomplished by investing the Fund's assets in hedge or other funds that invest in short-term money market instruments and long and short positions in global equity and fixed income exchange-traded futures, currency forward contracts, and other derivative instruments such as swaps.

The GTAA strategy seeks to enhance the Fund's return by shifting investment weightings among global bond and currency markets in an effort to capture short- and medium-term market moves. The end result is a portfolio of bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the GTAA strategy, although there can be no guarantee that such result will be achieved. Because the GTAA strategy focuses on short- and medium-term market moves, the strategy in this portfolio is expected to change frequently.

The GTAA strategy invests in options and futures based on any type of security or index, including options and futures traded on foreign exchanges. Some options and futures strategies, including selling futures, buying puts and writing calls, hedge the strategy's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase and will broaden the strategy's market exposure. Options and futures may be combined with each other, or with forward contracts, in order to adjust the risk and return characteristics of an overall strategy.

A GTAA strategy also may contain forward currency exchange contracts (agreements to exchange one currency for another at a future date), may buy and sell options and futures contracts relating to foreign currencies, and may purchase securities indexed to foreign currencies. Currency management strategies allow this portion of the portfolio to shift investment exposure from one currency to another or to attempt to profit from anticipated declines in the value of a foreign currency relative to the U.S. dollar. Successful implementation of a GTAA strategy depends on the judgment of the GTAA strategy manager as to the potential risks and rewards of implementing the different types of strategies.

ILLIQUID SECURITIES

The Fund may invest up to 15% of its net assets in securities that are illiquid. Illiquid securities are generally those securities that a fund cannot dispose of in the ordinary course of business, in seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE DEMAND NOTES

The Fund may invest in securities that provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

The Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

The Fund may invest in Separate Trading of Registered Interest and Principal of Securities (STRIPS), which are U.S. Treasury securities, that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

The Fund may invest in treasury inflation-protected securities, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because the Fund may invest a portion of its assets in equity securities of REITs, the Fund may also be subject to certain risks associated with direct investments in real estate. In addition, the Fund may invest a portion of its assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair, or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The tax-exempt income earned on these investments will be taxable to the Fund's shareholders when distributed to them.

The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Fund may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities, or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes, and Short-Term Notes.

The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's, S&P, Fitch Ratings (Fitch), Dominion Bond Rating Service Limited (Dominion), and A.M. Best Co., Inc. (A.M. Best) represent their opinions of the quality of the securities rated by them (see Appendix A). It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager or the applicable Subadviser to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, i.e., "money market" funds. In addition, the Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. The Fund may rely on certain SEC exemptive orders that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

EXCHANGE-TRADED FUNDS (ETFS)

The Fund's assets may be invested in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

The Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

The  Fund  may  also  invest  in   mortgage-backed   securities   that   include
collateralized mortgage obligations (CMOs), stripped mortgage-backed securities (SMBSs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

In mortgage dollar roll transactions, the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund. The mortgage dollar rolls entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

In addition, the Fund may also invest in commercial mortgage-backed securities (CMBSs) and interest only commercial mortgage-backed securities (CMBS IOs).

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield. The Fund will only purchase CMBS IOs rated AA and higher (see APPENDIX A).

ZERO COUPON BONDS

The Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, the Fund accrues the daily amortization of the original issue discount.

DERIVATIVES

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager or the applicable Subadviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

The Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES, SECURITIES INDEXES OR CORRESPONDING EXCHANGE-TRADED FUND AND OPTIONS ON FUTURES CONTRACTS

The Fund may purchase and sell options on securities or securities indexes or corresponding exchange-traded fund and options on futures contracts to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that the Fund may purchase or sell are options on an index or corresponding exchange-traded fund. In general, options on an index are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index or corresponding exchange-traded fund assigns relative values to the securities included in the index or corresponding exchange-traded fund and the index or corresponding exchange-traded fund options are based on a broad market index or corresponding exchange-traded fund. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

SWAP ARRANGEMENTS

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

The Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Fund may enter into credit default swap contracts (CDSs) for investment purposes. If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities (ABS). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Fund, such pass-through certificates may include equipment trust certificates
(ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

The Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

EQUITY-LINKED STRUCTURED NOTES

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

EXCHANGE-TRADED NOTES

Exchange-traded Notes (ETNs) are a type of unsecured, unsubordinated debt security. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exists. The purpose of ETNs is to create a type of security that combines both the aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e. NYSE) during normal trading hours. However, investors can also hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to principal amount (subject to the day's index factor). One factor that affects the ETN's value is the credit rating of the issuer. Therefore, the value of the ETN may drop without a change in the underlying index due to a downgrade in the issuer's credit rating.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for the Fund. These restrictions may not be changed in any material way for the Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

The Fund:

     (1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     (2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     (3)  may not issue senior  securities,  except as permitted  under the 1940
          Act.

     (4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

     (5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

     (6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

     (7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to the Fund's concentration policies as described above, the Manager and Subadvisers, where applicable, determine "industry" by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by

S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. In addition, the Fund may not concentrate investments in any one industry, although it may invest up to 25% of the value of its total assets in one industry.

The following restriction is not considered to be a fundamental policy of the Fund. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

The Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager or the applicable Subadviser, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Fund will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Fund, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for the Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Fund from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

In the allocation of brokerage business used to purchase securities for the Fund, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, the Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Fund and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Fund's policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The Manager or the applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for the Fund or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

During the fiscal period ended December 31, 2008, the Fund purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Funds purchased securities) or the parents of the regular broker-dealers.

REGULAR BROKER-DEALER                              AS OF DECEMBER 31, 2008

JP Morgan Chase                                              $     189,000
Goldman, Sachs & Co.                                         $     186,000
State Street Bank & Trust                                    $     181,000
JP Morgan Securities, Inc.                                   $     650,000
Citigroup Global Markets Inc.                                $      77,000
Banc of America Securities, LLC                              $     294,000
UBS AG                                                       $      20,000
Credit Suisse First Boston Corp.                             $      44,000

During the fiscal period ended December 31, 2008, the Fund paid $104,452 in brokerage fees.

The Manager or the applicable Subadviser may direct a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Manager or the applicable Subadviser with research, analysis, advice, and similar services. During the fiscal period ended December 31, 2008, the Fund did not direct brokerage transactions directly to obtain research, analysis, advice, and similar services.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of the Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in the Fund's portfolio appropriate in view of its investment objective(s). Ordinarily, the Fund will not purchase or sell securities solely to achieve short-term trading profits, although the Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s).

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Options transactions whose maturities or expiration dates at the time of acquisition were one year or less and short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the fiscal period ended December 31, 2008, the Fund's portfolio turnover rate was 60%.

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, one of which is described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

The Fund is a series of the Trust and is nondiversified. The Trust began offering shares of the Fund in July 2008. The Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the Fund. They constitute the underlying assets of the Fund, are required to be segregated on the books of account, and are to be charged with the expenses of the Fund. Any general expenses of the Trust not readily identifiable as belonging to the Fund are allocated on the basis of the Fund's relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of the Fund represents an equal proportionate interest in the Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to the Fund when declared by the Board. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of

10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of the Fund share is entitled to one vote for each dollar of NAV owned on the record date, and a fractional vote for each fractional dollar of NAV owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of the Fund are not entitled to vote on any matter that does not affect the Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, the Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 10 of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, the Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To continue to qualify for treatment as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute annually to its shareholders 90% of its net investment company taxable income, net short-term capital gains (the excess of short-term capital gains over short-term losses), net gains from certain foreign currency transactions for the taxable year, and net tax-exempt interest (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute by the end of a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

The Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

The Fund may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions the Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If the Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals, such "in lieu of" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Fund's business and for assuring that the Fund is managed in the best interests of the Fund's respective shareholders. The Board of Trustees periodically reviews the Fund's investment performance as well as the quality of other services provided to the Fund and its shareholders by the Fund's service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                      POSITION(S)   TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Barbara B.            Trustee       January 1994      President, Postal Addvantage          One registered
Dreeben (64)                                          (7/92-present), a database            investment company
                                                      management service.                   consisting of 45 funds

Robert L. Mason,      Trustee       January 1997      Institute Analyst, Southwest          One registered
Ph.D. (63)                                            Research Institute (3/02-present);    investment company
                                                      which focuses in the fields           consisting of 45 funds
                                                      of technological research,
                                                      Staff Analyst, Southwest
                                                      Research Institute (9/98-3/02).

Barbara B.            Trustee       January 2008      Academic Director of the El Paso      One registered
Ostdiek Ph.D. (45)                                    Corporation Finance Center at         investment company
                                                      Jesse H. Jones Graduate               consisting of 45 funds
                                                      School of Management at
                                                      Rice University (7/02-present);
                                                      Associate Professor of Finance
                                                      at Jesse H. Jones Graduate
                                                      School of Management at Rice
                                                      University (7/01-present).

Michael F.            Trustee       January 2000      President of Reimherr Business        One registered
Reimherr (64)                                         Consulting (5/95-present), an         investment company
                                                      organization that performs            consisting of 45 funds
                                                      business valuations of
                                                      large companies to include
                                                      the development of annual
                                                      business plans, budgets,
                                                      and internal financial
                                                      reporting.

Richard A.            Trustee and   January 1992      Vice President, Beldon Roofing        One registered
Zucker (66)           Chairman      and Chair since   Company (7/85-present).               investment company
                                    February 2005                                           consisting of 45 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher W.        Trustee,      February 2001     President, Financial Services         One registered
Claus (48)            President,                      Group, USAA (1/07-present);           investment company
                      and Vice                        President and Chair of the            consisting of 45 funds
                      Chairman                        Board of Directors, USAA Investment
                                                      Management Company (IMCO)
                                                      (2/08-present); President, USAA
                                                      Financial Advisors, Inc. (FAI)
                                                      (12/07-present); Chair of the
                                                      Board of Directors and Chief
                                                      Investment Officer IMCO,
                                                      (1/07-2/08); President and Chief
                                                      Executive Officer, Director, and
                                                      Chairman of the Board of Directors,
                                                      IMCO (12/04-1/07); President and
                                                      Chief Executive Officer, Director,
                                                      and Vice Chairman of the Board of
                                                      Directors, IMCO (2/01-12/04). Mr.
                                                      Claus also serves as Chair of
                                                      the Board of Directors of USAA
                                                      Shareholder Account Services (SAS);
                                                      USAA Financial Planning Services
                                                      Insurance Agency, Inc. (FPS) and FAI.
                                                      He is also a director of USAA Life
                                                      Insurance Company (USAA Life) and
                                                      USAA Federal Savings Bank.

Clifford A.           Vice          May 2002          Senior Vice President, Fixed Income   One registered
Gladson (58)          President                       Investments, IMCO (9/02-present).     investment company
                                                      Mr. Gladson also serves as            consisting of 45 funds
                                                      a director of SAS.

Ronald B. Sweet       Vice          June 2006         Vice President, Equity Investments,   One registered
(46)                  President                       IMCO (6/06-present); Assistant        investment company
                                                      Vice President, Investment            consisting of 45 funds
                                                      Strategy  & Analysis, USAA
                                                      (12/01-6/06).

Mark S. Howard        Secretary     September 2002    Senior Vice President,                One registered
(45)                                                  Regulatory Services, USAA             investment company
                                                      (10/08-present); Senior               consisting of 45 funds
                                                      Vice President, USAA
                                                      Life/IMCO/FPS General
                                                      Counsel, USAA (10/03-10/08);
                                                      Mr. Howard also holds the
                                                      officer positions of Senior
                                                      Vice President, Secretary and
                                                      Counsel for USAA Life, IMCO,
                                                      SAS, FPS, and FAI, and is an
                                                      Assistant Secretary of USAA.


                      POSITION(S)   TERM OF OFFICE    PRINCIPAL OCCUPATION(S) AND           NUMBER OF USAA
NAME, ADDRESS*        HELD WITH     AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING          FUNDS OVERSEEN BY
AND AGE               FUNDS         TIME SERVED       THE PAST FIVE YEARS                   TRUSTEE/OFFICER

Christopher P.        Assistant     November 2008     Vice President, Financial Advice      One registered
Laia (48)             Secretary                       & Solutions Group General             investment company
                                                      Counsel, USAA (10/08-present);        consisting of 45 funds
                                                      Vice President, Securities
                                                      Counsel, USAA (6/07-10/08);
                                                      Vice President and Assistant
                                                      Secretary, IMCO, SAS, FAI, and
                                                      FPS (7/07-present); General
                                                      Counsel, Secretary,  and
                                                      Partner, Brown Advisory
                                                      (6/02-6/07).

Roberto Galindo,      Treasurer     February 2008     Assistant Vice President, Portfolio   One registered
Jr. (48)                                              Accounting/Financial Administration,  investment company
                                                      USAA (12/02-present); Assistant       consisting of 45 funds
                                                      Treasurer, USAA family of
                                                      funds (7/00-2/08).

William A. Smith      Assistant     February 2009     Vice President, Senior Financial      One registered
(60)                  Treasurer                       Officer and Treasurer, IMCO, FAI,     investment company
                                                      FPS, SAS (2/09- present);  Vice       consisting of 45 funds
                                                      President, Senior Financial Officer,
                                                      USAA (2/07-present); consultant,
                                                      Robert Half/Accounttemps, (8/06-1/07);
                                                      Chief Financial Officer,  California
                                                      State  Automobile Association
                                                      (8/04-12/05); Chief Financial Officer,
                                                      Metropolitan Mortgage (8/03-7/04).

Jeffrey D. Hill       Chief         September         Assistant Vice President, Mutual      One registered
(41)                  Compliance    2004              Funds Compliance, USAA                investment company
                      Officer                         (9/04-present); Assistant Vice        consisting of 45 funds
                                                      President, Investment Management
                                                      Administration & Compliance, USAA
                                                      (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Fund's most recent fiscal period ended December 31, 2008, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Audit Committee held four meetings.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Pricing and Investment Committee held four meetings.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Corporate Governance Committee held five meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Dawn Cooper, Senior Vice President, Distribution Services; and Terri R. Kallsen, Senior Vice President, Wealth Management. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Fund and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2008.

                                  USAA                    USAA FUND
                         GLOBAL OPPORTUNITIES              COMPLEX
                                 FUND                       TOTAL

INTERESTED TRUSTEE

Christopher W. Claus             None                   Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben               None                   Over $100,000
Robert L. Mason                  None                   Over $100,000
Barbara B. Ostdiek               None                  $10,001-$50,000
Michael F. Reimherr              None                   Over $100,000
Richard A. Zucker                None                   Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal period ended December 31, 2008.

   NAME                           AGGREGATE              TOTAL COMPENSATION
    OF                        COMPENSATION FROM             FROM THE USAA
  TRUSTEE                   FUND LISTED IN THIS SAI      FAMILY OF FUNDS (B)

INTERESTED TRUSTEE

Christopher W. Claus                None (a)                  None (a)

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                  $   800                   $  92,838
Robert L. Mason, Ph.D.              $   800                   $  92,838
Barbara B. Ostdiek                  $   747                   $  86,256
Michael F. Reimherr                 $   747                   $  86,256
Richard A. Zucker                   $   854                   $  99,421

   (a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

   (b) At December 31, 2008, the USAA Fund Complex consisted of one registered investment company offering 45 individual funds. No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates.

No pension or retirement benefits are accrued as part of Trust expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the March 31, 2009, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of March 31, 2009, USAA and its affiliates owned 11,615,556 shares (which is 64.57%) of the Fund.

The Trust knows of no other persons who, as of March 31, 2009, held of record or owned beneficially 5% or more of the voting stock of the shares of the Global Opportunities Fund.

                               THE TRUST'S MANAGER

As described in the Fund's prospectus, IMCO is the Manager and investment adviser for the Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $58 billion, of which approximately $32 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Fund pursuant to an Advisory Agreement dated July 31, 2008, (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for the Fund. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for the Fund. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of the Fund's investment portfolio and, as described below, the Manager has entered into one or more Investment Subadvisory Agreements (Subadvisory Agreements) for the Fund. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements. In addition, the Manager manages certain portfolio assets for certain of the Fund, as described in the prospectuses.

For the services under this agreement, the Fund has agreed to pay the Manager a fee computed as described under FUND MANAGEMENT in its prospectus. Management fees are computed and accrued daily and are payable monthly. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Fund pays all other expenses incurred in its operations. Expenses for which the Fund is responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 30, 2010, and will continue in effect from year to year thereafter for the Fund as long as its is approved at least annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of the Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. The agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by the Fund. The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of the Funds' ANA, and will reimburse the Fund for all expenses in excess of such limitation. Any such waiver or reimbursement may be modified or terminated by the Manager at any time without prior notice to the shareholders.

The Fund has agreed to pay IMCO a management fee computed daily and paid monthly, at an annual rate equal to three-fifths of one percent (0.60%) of the average net assets of the Fund. For the fiscal period ended December 31, 2008, the Fund's management fees were $171,022. As a result of the Fund's actual expenses exceeding the expense limitation, the Manager did not receive fees to which it would have been entitled to in the amount of $35,841.

SUBADVISORY AGREEMENTS

The Manager has entered into Subadvisory Agreements dated July 31, 2008, with Quantitative Management Associates LLC (QMA), Credit Suisse Asset Management LLC (Credit Suisse), Deutsche Investment Management Americas Inc. (DIMA), and The Boston Company Asset Management, LLC (The Boston Company), and dated April x, 2009, with Volaris Volatility Management, LLC (Volaris), under which each Subadviser provides day-to-day discretionary management of some or all of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Manager and the Board of Trustees of the Trust.

Each Subadvisory Agreement for the Fund will remain in effect until July 30, 2010, except for the Subadvisory Agreement with Volaris, which will remain in effect until April x, 2011. Each Subadvisory Agreement will continue in effect from year to year thereafter for the Fund as long as it is approved annually by a vote of the outstanding voting securities of the Fund (as defined by the 1940
Act) or by the Board of Trustees (on behalf of the Fund), including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice; by IMCO at any time; or by the applicable Subadviser on 90 days' written notice. The Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the Fund, the Manager has entered into Subadvisory Agreements with Credit Suisse, QMA, DIMA, and the Boston Company. The Manager (not the Fund) pays Credit Suisse a fee in the annual amount of 0.15% of the Fund's average daily net assets that Credit Suisse manages. Credit Suisse, located at Eleven Madison Avenue, New York, New York 10010, is part of the asset management business of Credit Suisse, one of the world's leading banks. Credit Suisse provides its clients with investment banking, private banking and asset management services worldwide. The asset management business of Credit Suisse is comprised of a number of legal entities around the world that are subject to distinct regulatory requirements.

The Manager (not the Fund) pays QMA a fee in the annual amount of 0.25% of the Fund's average daily net assets that QMA manages. QMA is an SEC registered investment adviser that manages equity and balanced portfolios for institutional and retail clients.

The Manager (not the Fund) pays DIMA a fee in the annual amount of 0.15% of the portion of the Fund's average daily net assets that DIMA manages. DIMA located at 345 Park Avenue, New York, New York 10154, is an indirect wholly owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private, and commercial banking, investment banking, and insurance. DIMA and its predecessors have more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retain clients.

The Manager (not the Fund) pays CSSU a fee of 0.23% for the first $50 million of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.20% for notional amounts between $50,000,000.01 to $250,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.12% for notional amounts between $250,000,000.01 to $500,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; 0.10% for notional amounts between $500,000,000.01 to $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages for the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund; and 0.08% for notional amounts over $2,000,000,000 of the total notional amount of each Fund's option strategy account CSSU manages of the Global Opportunities Fund, First Start Growth Fund, Total Return Strategy Fund, Balanced Strategy Fund, and Cornerstone Strategy Fund. Notional amount is equal to the daily closing price of the index underlying options strategies written for each Fund account using the closing price listed on an agreed upon exchange. CSSU, located at Eleven Madison Avenue, New York, New York 10010, is an SEC registered broker-dealer and investment advisor. CSSU provides a variety of capital raising, market making, advisory, and brokerage services for its government, financial institution, high net-worth individuals, and corporate clients and affiliates. CSSU also provides both discretionary and non-discretionary investment related advisory services to approximately 4,500 clients.

The Manager (not the Fund) pays The Boston Company a fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. The Boston Company is a wholly owned independently operated subsidiary of the Bank of New York Mellon Corporation.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective July 31, 2008, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Fund. IMCO will generally assist in all aspects of the Fund's operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average net assets for the Fund. We may also delegate one or more of our responsibilities to others at our expense. For the fiscal period ended December 31, 2008, the Trust paid IMCO $14,252 in administration and servicing fees.

In addition to the services provided under the Fund's Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal period ended December 31, 2008, the Fund reimbursed the Manager $346 for these legal services.

CODES OF ETHICS

The Fund, the Manager, and the Subadvisers each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which may permit personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Codes of Ethics at least annually and receives certifications from the Manager and Subadvisers regarding compliance with the Codes of Ethics annually.

While the officers and employees of the Manager, as well as those of the Fund, may engage in personal securities transactions, there are certain restrictions in the procedures in the Code of Ethics adopted by the Manager and the Fund. The Code of Ethics is designed to ensure that the shareholders' interests come before the individuals who manage the Fund. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by the Fund to abide by the Code of Ethics requirements before executing permitted personal trades. Copies of the Codes of Ethics for the Fund and the Manager as well as each Subadviser have been filed with the SEC and are available for public review.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Fund. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Fund. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG), formerly Institutional Shareholder Services, Inc. to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. RMG has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of RMG, except as briefly described below. Before any voting deadline, RMG will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG's recommendations, the Manager may consider information from many sources, including the Fund's portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review RMG's recommendations, and if he or she determines that it would be in the Fund's best interests to vote the shares contrary to RMG's recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Fund, on the one hand, and the Manager, the Fund's principal underwriter, or any person who is an affiliated person of the Fund, the Manager, or the Fund's principal underwriter, on the other. If a material conflict of interest is deter-mined to exist, the Head of Equity Investments may vote contrary to RMG's recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Fund's Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling 800-531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Trust pays the Transfer Agent an annual fixed fee of five one-hundredths of one percent (0.05%) of the average net assets per account. The fee is subject to change at any time. In addition to the account-based fee, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4)
maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or
(ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. The Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust. In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE
IMCO

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

------------------------------------------------------------------------------------------------------------
          Number of Other Accounts Managed                       Number of Accounts and Assets for Which
              and Assets by Account Type                             Advisory Fee is Performance-Based
------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                 Registered       Other Pooled
Portfolio Manager     Investment     Investment      Other       Investment       Investment      Other
                      Companies       Vehicles      Accounts     Companies        Vehicles       Accounts
------------------------------------------------------------------------------------------------------------

Wasif Latif       6                   0              0           1                  0           0
                  $266,059,134                                   $93,281,823
Julianne Bass     3                   0              0           3                  0           0
                  $1,967,053,901                                 $1,967,053,901
Dan Denbow        2                   0              0           2                  0           0
                  $1,061,783,976                                 $889,006,666
Arnold Espe       3                   0              0           3                  0           0
                  $593,234,007                                   $593,234,007
Matt Freund       3                   0              0           3                  0           0
                  $1,967,053,901                                 $1,967,053,901
Mark Johnson      2                   0              0           2                  0           0
                  $1,061,783,976                                 $1,061,783,976
John Toohey*      9                   0              0           4                  0           0
                  $622,595,782                                   $346,121,025

*The information for Mr. Toohey is as of March 31, 2009.

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments. Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Trust's Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the pre-tax performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

CREDIT SUISSE

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

----------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed         Number of Accounts and Assets for Which
                            and Assets by Account Type              Advisory Fee is Performance-Based
----------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                 Registered       Other Pooled
Portfolio Manager     Investment    Investment      Other        Investment       Investment     Other
                      Companies      Vehicles       Accounts     Companies        Vehicles       Accounts
----------------------------------------------------------------------------------------------------------------

Jordan Low              $583.2M          N/A        $1,188.3M        --               --             --
                           9                            6

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the Fund and other accounts they advise. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the Credit Suisse Quantitative Equities Group, which manages the Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The Fund seeks to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. Credit Suisse has adopted policies and procedures that Credit Suisse believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: Credit Suisse's compensation to the portfolio manager of the Fund includes both a fixed base salary component and bonus component. The discretionary bonus for the portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund, and other accounts managed by the portfolio manager, business growth, team work, management, corporate citizenship.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of Credit Suisse, the portfolio manager participates in Credit Suisse's profit sharing and 401(k) plans.

DIMA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed         Number of Accounts and Assets for Which
                            and Assets by Account Type              Advisory Fee is Performance-Based
------------------------------------------------------------------------------------------------------------------------

Name of             Registered      Other Pooled                  Registered      Other Pooled
Portfolio Manager   Investment      Investment     Other          Investment      Investment     Other
                    Companies       Vehicles       Accounts       Companies       Vehicles       Accounts
------------------------------------------------------------------------------------------------------------------------

James Francis      $6,152,751,504   $211,430,184    $372,201,540   $0             $0             $0
                   22               18               4              0              0              0

Julie Abbett       $6,152,751,504   $211,430,184    $372,201,540   $0             $0             $0
                   22               18               4              0              0              0


Robert Wang        $11,708,009,303  $1,528,682,925  $6,324,034,835 $0             $4,184,315     $211,118,336
                   44               38              46              0             1               8

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. DIMA has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Fund and other client accounts.

CONFLICTS OF INTEREST: Real, potential, or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Fund and also for other clients advised by DIMA, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of DIMA may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of DIMA. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by DIMA to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of DIMA in the interest of achieving the most favorable net results to the Fund and the other clients.

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. DIMA attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

In some cases, an apparent conflict may arise where DIMA has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. DIMA will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, DIMA has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The subadvisor and its affiliates and the investment team of the Fund may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The subadvisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The subadvisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

DIMA is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, DIMA is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers, and employees (the Firm) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of DIMA's advisory clients. DIMA has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

COMPENSATION: The Fund has been advised that DIMA seeks to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) fixed base salaries, which are linked to job function, responsibilities, and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DIMA's and Deutsche Bank's financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional's seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, DIMA uses a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients' risk and return objectives. When determining total compensation, the Advisor considers a number of quantitative and qualitative factors such as:

DIMA's performance and the performance of Deutsche Asset Management; quantitative measures which include 1-, 3-, and 5-year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" DIMA, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, DIMA analyzes competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

CSSU

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

--------------------------------------------------------------------------------------------------------------------
                       Number of Other Accounts Managed            Number of Accounts and Assets for Which
                          and Assets by Account Type                 Advisory Fee is Performance-Based
--------------------------------------------------------------------------------------------------------------------

Name of             Registered    Other Pooled                     Registered     Other Pooled
Portfolio Manager   Investment    Investment      Other            Investment     Investment     Other
                    Companies     Vehicles        Accounts         Companies      Vehicles       Accounts
------------------------------------------------------------------------------------------------------------------

Yirong Li            0              1              49                0              0             3
                    $0              $511,529,696  $2,147,012,205    $0             $0            $403,151,397

Defina Maluki        1              0              44                0              0             44
                    $32,439,937     $0            $471,857,800      $0             $0            $471,857,800

Laura Friedman       1              1              93                0              0             47
                    $32,439,937     $511,529,696  $2,618,870,005    $0             $0            $875,009,197

POTENTIAL CONFLICTS OF INTEREST: It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities between the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the USAA Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If CSSU believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. CSSU may aggregate orders if all participating client accounts benefit equally (I.E., all receive an average price of the aggregated orders). In the event CSSU aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with CSSU's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by CSSU's affiliates and accounts in which CSSU's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Certain members of the CSSU Quantitative Strategies Group, which manages the Fund, also manage an account with a long-short investment strategy (the "Long-Short Account"). There are several potential conflicts of interest issues that could arise as a result of the same individuals managing the Long-Short Account and the Fund. The Long-Short Account and the Fund are expected to hold inconsistent positions. The Fund seeks long-term capital growth with reduced volatility over time by primarily purchasing long positions in equity securities which, at the time of purchase, are represented in the S&P 500 Index/Russell 3000 Index. The Long-Short Account is expected to engage in short sales of securities and may sell short the same securities as those that may be held by the Fund. The short sale of a security by the Long-Short Account may adversely affect the price of a security which may be simultaneously held by the Fund. Moreover, if the Long-Short Account is covering short positions on a particular security and the Fund purchase long positions on such security then this could adversely affect the Long-Short Account's price for covering such shorts. Although the portfolio management approach of both the Long-Short Account and the Fund is mostly quantitative in nature, there is an element of discretion in the hands of the portfolio managers. CSSU has adopted policies and procedures that CSSU believes are reasonably designed to mitigate the conflicts of interest posed by this arrangement.

COMPENSATION: CSSU's compensation to the portfolio managers includes both a fixed base salary component and bonus component. The discretionary bonus for each portfolio manager is not tied by formula to the performance of any fund or account. The factors taken into account in determining a portfolio manager's bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Volaris stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions.

Like all employees of CSSU, portfolio managers participate in CSSU's profit sharing and 401(k) plans.

THE BOSTON COMPANY

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

-------------------------------------------------------------------------------------------------------------------------
                         Number of Other Accounts Managed                Number of Accounts and Assets for Which
                            and Assets by Account Type                     Advisory Fee is Performance-Based
-------------------------------------------------------------------------------------------------------------------------

Name of               Registered    Other Pooled                   Registered      Other Pooled
Portfolio Manager     Investment    Investment      Other          Investment      Investment       Other
                      Companies     Vehicles        Accounts       Companies       Vehicles         Accounts
-------------------------------------------------------------------------------------------------------------------------

D. Kirk Henry          10             11             55              0              0               1
                      $6.71 billion  $4.89 billion  $11.13 billion                                 $328.5 billion

Carolyn M. Kedersha    10             11             55              0              0               1
                      $6.71 billion  $4.89 billion  $11.13 billion                                 $328.5 billion

Warren Skillman        10             11             55              0              0               1
                      $6.71 billion  $4.89 billion  $11.13 billion                                 $328.5 billion

CONFLICTS OF INTEREST: A conflict of interest is generally defined as a single person or entity having two or more interests that are inconsistent. The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company.

These conflicts may include, but are not limited to when a portfolio manager is responsible for the management of more than one account; the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

This disclosure statement is not intended to cover all of the conflicts that exist within The Boston Company, but rather to highlight the general categories of conflicts and the associated mitigating controls. Other conflicts are addressed within the policies of The Boston Company. Further, the Chief Compliance Officer of The Boston Company shall maintain a Conflicts Matrix that further defines the conflicts specific to The Boston Company.

NEW INVESTMENT OPPORTUNITIES

POTENTIAL CONFLICT: A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

     |X| The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

COMPENSATION

POTENTIAL CONFLICT: A portfolio manager may favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if The Boston Company receives a performance-based advisory fee, the portfolio manager may favor that account, regardless of whether the performance of that account directly determines the portfolio manager's compensation.

     |X| Portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation (annual and long term retention incentive awards). Funding for The Boston Company Annual Incentive Plan and Long Term Retention Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. In general, bonus awards are based initially on The Boston Company's financial performance. However, awards for select senior portfolio managers are based initially on their individual investment performance (one, three, and five-year weighted). In addition, awards for portfolio managers that manage alternative strategies are partially based on a portion of the fund's realized performance fee.

INVESTMENT OBJECTIVES

POTENTIAL CONFLICT: Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

     |X| To mitigate the conflict in this scenario The Boston Company has in place a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

TRADING

POTENTIAL CONFLICT: A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

     |X| When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

     |X| To ensure that trades are being allocated in a fair and equitable manner consistent with The Boston Company's policies, performance dispersion among portfolios in all of The Boston Company's investment strategies is reviewed on a monthly basis. While it is not practicable to examine each individual trade allocation, this performance analysis for strategy-specific portfolio groups provides a reasonable basis to confirm adherence to policy or to highlight potential outliers.

PERSONAL INTEREST

POTENTIAL CONFLICT: A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in a mutual fund that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     |X| All accounts with the same or similar investment objectives are part of a trading group. All accounts in a particular trading group are managed and traded identically taking into account client imposed restrictions or cash flows. As a result of this management and trading style an account in a trading group cannot be treated any differently than any other account in that trading group.

OUTSIDE AFFILIATIONS AND DIRECTORSHIP

POTENTIAL CONFLICT: Employees may serve as directors, officers or general partners of certain outside entities after obtaining the appropriate approvals in compliance with the Code of Conduct and Mellon Corporate Policy on Outside Directorships and Offices (Policy I-A.022). However, in view of the potential conflicts of interest and the possible liability for The Boston Company, its affiliates and its employees, employees are urged to be cautious when considering serving as directors, officers, or general partners of outside entities.

     |X| In addition to completing the reporting requirements set forth in the Mellon corporate policies, employees should ensure that their service as an outside director, officer or general partner does not interfere with the discharge of their job responsibilities and must recognize that their primary obligation is to complete their assigned responsibilities at The Boston Company in a timely manner.

PROXY VOTING

POTENTIAL CONFLICT: Whenever The Boston Company owns the securities of client or prospective client in fiduciary accounts there is a potential conflict between the interests of the firm and the interests of the beneficiaries of The Boston Company's client accounts.

     |X| Material conflicts of interest are addressed through the establishment of The Boston Company's parent company's Proxy Committee structure. It applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, The Boston Company engages a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

PERSONAL TRADING

POTENTIAL CONFLICT: There is an inherent conflict where a portfolio manager manages personal accounts alongside client accounts. Further, there is a conflict where other employees in the firm know of portfolio decisions in advance of trade execution and could potentially use this information to their advantage and to the disadvantage of The Boston Company's clients.

     |X| Subject to the personal Securities Trading Policy, employees of The Boston Company may buy and sell securities which are recommended to its clients; however, no employee is permitted to do so (a) where such purchase or sale would affect the market price of such securities, or
          (b) in anticipation of the effect of such recommendation on the market price.

     |X| Consistent with the Securities Trading Policy relating to Investment Employees (which includes all Access Persons), approval will be denied for sales/purchases of securities for which investment transactions are pending and, at minimum, for two business days after transactions for the security were completed for client accounts. Portfolio managers are prohibited from trading in a security for seven days before and after transactions in that security are completed for client accounts managed by that Portfolio Manager.

CLIENT COMMISSION ARRANGEMENTS

POTENTIAL CONFLICT: Use of client commissions to pay for services that benefit The Boston Company and not client accounts.

     |X| It is the policy of The Boston Company to enter into client commission arrangements in a manner which will ensure the availability of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934 and which will ensure that the firm meets its fiduciary obligations for seeking to obtain best execution for its clients. Client commissions may be used for services that qualify as "research" or brokerage". All 3rd Party Commission services are justified in writing by the user specifically noting how the service will assist in the investment decision making process and approved by the Brokerage Practices Committee.

CONSULTANT BUSINESS

POTENTIAL CONFLICT: Many of The Boston Company's clients retain consulting firms to assist them in selecting investment managers. Some of these consulting firms provide services to both those who hire investment managers (i.e. clients) and to investment management firms. The Boston Company may pay to attend conferences sponsored by consulting firms and/or purchase services from consulting firms where it believes those services will be useful to it in operating its investment management business.

     |X|  The Boston Company does not pay referral fees to consultants.

GIFTS

POTENTIAL CONFLICT: Where investment personnel are offered gifts or entertainment by business associates that assist them in making or executing portfolio decisions or recommendations for client accounts a potential conflict exists. The Code of Conduct sets forth broad requirements for accepting gifts and entertainment. The Boston Company's Gift Policy supplements the Code of Conduct and provides further clarification for The Boston Company employees.

     |X| The Boston Company has established a Gift Policy that supplements the BNY Mellon Code of Conduct and which requires certain reporting and/or prior approval when accepting gifts and entertainment valued in excess of predetermined ranges. On a quarterly basis The Boston Company Compliance Personnel review the gifts and entertainment accepted by The Boston Company Employees to ensure compliance with the BNY Mellon Code of Conduct and The Boston Company Gift Policy.

COMPENSATION: The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and regardless of performance will be subject to pool funding availability. Awards are paid in cash on an annual basis. A significant portion of the target opportunity awarded is based upon the one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon changes in The Boston Company's operating income.

QMA

OTHER ACCOUNTS MANAGED: The following table sets forth other accounts for which the Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2008.

-------------------------------------------------------------------------------------------------------------------

               Registered Investment Companies   Other Pooled Investment Vehicles     Other Accounts**

                   Number of     Total           Number of           Total          Number of      Total
                   Accounts*     Assets          Accounts*           Assets         Accounts*      Assets
-------------------------------------------------------------------------------------------------------------------

Maggie Stumpp         48        $24,411,862,632     32           $4,319,140,344      118         $13,190,925,220

Ted Lockwood          45        $24,129,377,438     29           $3,957,163,017      110         $11,862,411,727

John VanBelle         45        $24,129,377,438     29           $3,957,163,017      109         $11,789,693,275

"Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates.

* Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

** Fifteen of these accounts with aggregate assets of $4,042,292,636 are subject to performance-based advisory fees.

CONFLICTS OF INTEREST: QMA is an indirect, wholly owned subsidiary of Prudential Financial, Inc. and is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and broker-dealers. QMA's portfolio managers are often responsible for managing multiple accounts, including accounts of affiliates, institutional accounts, mutual funds, insurance company separate accounts and various pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Such restrictions may come into play as a result of QMA's relationship with Prudential Financial and its other affiliates. Also, QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for its clients. QMA generally is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and may publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security, issuer or industry such that QMA may be purchasing or holding a security for a client and an affiliated entity may be selling or recommending a sale of the same security or other securities of the same issuer. Conversely, QMA may be selling a security for a client and an affiliated entity may be purchasing or recommending a buy of the same security or other securities of the same issuer. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as QMA at the same time. It is the policy of QMA not to engage in principal transactions with affiliated broker-dealers for unaffiliated institutional accounts managed by QMA.

QMA may cause securities transactions to be executed for a client's account concurrently with authorizations to purchase or sell the same securities for other accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts.

QMA may provide to non-discretionary clients the same model investment portfolio that it uses to manage discretionary client accounts. Delivery of the model portfolios to non-discretionary clients may be prior to or after execution of trades for discretionary accounts utilizing the same model. The discretionary clients may be disadvantaged where QMA initiates trading for such clients after it delivers the model investment portfolio to the non-discretionary clients, or vice versa. QMA believes the potential market impact of trading based on the model is unlikely to be significant given that the model typically calls for small trades.

QMA may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices which may be different. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted allocation policies as well as supervisory procedures that are intended to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. QMA's proxy voting committee oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

Conflicts of interest may also arise in connection with securities holdings. Prudential Financial, the general account of The Prudential Insurance Company of America, QMA's proprietary accounts and accounts of other affiliates of QMA (collectively, the "Affiliated Accounts") may at times have various levels of financial or other interests, including but not limited to portfolio holdings, in companies whose securities may be held or purchased or sold in QMA's client accounts. These financial interests may at any time be in potential or actual conflict or may be inconsistent with positions held or actions taken by QMA on behalf of its client accounts. These interests can include loan servicing, debt or equity financing, services related to advising on merger and acquisition issues, strategic corporate relationships or investments and the offering of investment advice in various forms. Thus QMA may invest client assets in the securities of companies with which QMA or an affiliate of QMA has a financial relationship, including investment in the securities of companies that are advisory clients of QMA.

It is anticipated that there will be situations in which the interests of a client account in a portfolio company may conflict with the interests of one or more Affiliated Accounts or other client accounts managed by QMA or its affili-
ates. This may occur because Affiliated Accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as the client account but at different levels in the capital structure. While these conflicts cannot be eliminated, QMA has implemented policies and procedures designed to ensure that, notwithstanding these conflicts, investments of its clients are managed in their best interests.

In addition, portfolio managers may advise Affiliated Accounts. The value of a portion of the long-term incentive grant of certain investment professionals will increase or decrease based on the annual performance of certain advised accounts of QMA (the "LT Accounts") over a defined time period. As a result of
(i) the management of the Affiliated Accounts, and (ii) long-term compensation reflecting the performance of the LT Accounts, QMA's portfolio managers from time to time have certain direct and indirect financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of QMA's client accounts, and each Affiliated Account or LT Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA also engages in short sales for certain of its advisory clients (i.e., the sale of a borrowed security). For these clients, QMA may take a short position in securities that are held long in other client portfolios. QMA has adopted documentation and monitoring requirements to address the conflicts of interest that arise due to the management of long-short portfolios alongside long-only portfolios.

QMA follows Prudential Financial's policies on business ethics, personal securities trading by investment personnel, and information barriers and has adopted a code of ethics, allocation policies, supervisory procedures and conflicts of interest policies, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such policies and procedures will detect and will ensure avoidance or disclosure of each and every situation in which a conflict may arise.

COMPENSATION: QMA's Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

The salary  component  is based on market  data  relative  to similar  positions
within  the  industry  as  well  as  the  past  performance,   experience,   and
responsibility of the individual.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is not based on the performance of the Fund (or any other individual account managed by QMA) or the value of the assets of the Fund (or any other individual account managed by QMA). Rather, the incentive compensation of each investment professional is primarily determined based on such person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters, as well as such person's qualitative contributions to the organization. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA advised accounts, and (ii) 20% of the value of the grant consists of stock options and restricted stock of Prudential Financial, Inc.* (QMA's ultimate parent company). The long-term incentive grants are subject to vesting requirements.

The size of the annual  cash  bonus  pool  available  for  individual  grants is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of composites representing QMA's various strategies on a
1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income.

The size of the annual long-term incentive pool available for individual grants is determined on a percentage of the total compensation of QMA's eligible employees for the prior year.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of the Fund's portfolio holdings and prevent the selective disclosure of material


[footnote]
* The 2009 long-term awards for Investment Professionals below the level of vice president are in the form of restricted stock only.

non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Fund, the general policy of the Fund is to not disclose any portfolio holdings of the Fund, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

     |X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Fund (E.G., auditors, attorneys, and Access Persons under the Fund's Code of Ethics);

     |X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper Inc. and proxy voting agents);

     |X|  As disclosed in this SAI; and

     |X|  As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on USAA.COM, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

The Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, the Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of the Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Fund has adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about the Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non-Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of the Fund's securities, and collecting interest on the Fund's investments. The accounting agent is responsible for, among other things, calculating the Fund's daily NAV and other recordkeeping functions. In addition, assets of the Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Fund. In this capacity, the firm is responsible for the audits of the annual financial statements of the Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES (MOODY'S)

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations are rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS SERVICES (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS LTD. (FITCH)

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D     This category indicates bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC. (A.M. BEST)

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in A.M. Best's opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d    In  default  on  payment  of  principal,   interest,  or  other  terms  and
     conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG      This  designation  denotes   speculative-grade   credit  quality.   Debt
        instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay  principal   and   interest,   with  some
      vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

A-2   Capacity  for  timely   payment  on  issues  with  this   designation   is
      satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
      changes   in   circumstances   than   obligations   carrying   the  higher
      designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3   FAIR  CREDIT  QUALITY.   The  capacity  for  timely  payment  of  financial
     commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)    Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities
              rated  in  this  category   normally   maintain  strong  liquidity
              positions, conservative debt levels, and profitability,  which are both stable and above average. Companies achieving an "R-1 (high)"
              rating  are  normally  leaders  in  structurally   sound  industry
              segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1 Assigned to issues, where the issuer has, in our opinion, an outstanding ability to repay short-term debt obligations.

AMB-2 Assigned to issues, where the issuer has, in our opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

87348-0509

                                     Part B

                   Statement of Additional Information for the
                         Target Retirement Income Fund,
            Target Retirement 2020 Fund, Target Retirement 2030 Fund,
          Target Retirement 2040 Fund, and Target Retirement 2050 Fund

                               Is included herein

[USAA          USAA                                     STATEMENT OF
EAGLE          MUTUAL                                   ADDITIONAL INFORMATION
LOGO (R)]      FUNDS TRUST                              May 1, 2009


                  USAA TARGET RETIREMENT 2020 FUND, USAA TARGET
             RETIREMENT 2030 FUND, USAA TARGET RETIREMENT 2040 FUND,
    USAA TARGET RETIREMENT 2050 FUND, AND USAA TARGET RETIREMENT INCOME FUND
--------------------------------------------------------------------------------

USAA MUTUAL FUNDS TRUST (the Trust) is a registered investment company offering shares of forty-five no-load mutual funds, five of which are described in this Statement of Additional Information (SAI): the Target Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (collectively, the Retirement Funds or Funds). Each Fund is classified as diversified.

You may obtain a free copy of the prospectus dated May 1, 2009, for the Retirement Funds by writing to USAA Mutual Funds Trust, 9800 Fredericksburg
Road, San Antonio, TX 78288, by calling toll free 800-531-USAA (8722), or by logging on to USAA.COM and downloading. You also may request a free copy be sent to you via e-mail. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the Retirement Funds' prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the Retirement Funds' prospectus.

The financial statements for the Retirement Funds and the Independent Registered Public Accounting Firm's Reports thereon for the fiscal year ended December 31, 2008, are included in the annual report to shareholders of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, by writing or calling the Trust at the above address or toll-free phone number.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Page
         2        Valuation of Securities
         3        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         4        Investment Plans
         5        Investment Policies
         19       Investment Restrictions
         20       Portfolio Transactions and Brokerage Commissions
         22       Fund History and Description of Shares
         22       Tax Considerations
         24       Trustees and Officers of the Trust
         29       The Trust's Manager
         32       Portfolio Manager Disclosure
         34       Portfolio Holdings Disclosure
         35       General Information
         35       Appendix A - Long-Term and Short-Term Debt Ratings

                             VALUATION OF SECURITIES

Shares of each Retirement Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Retirement Fund is equal to the current net asset value
(NAV) per share. The NAV per share of each Retirement Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

The value of securities of each Retirement Fund is determined by one or more of the following methods:

Portfolio securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Portfolio securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund's NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices are determined and the close of normal trading on the NYSE on a day a Fund's NAV is calculated will not be reflected in the value of a Fund's foreign securities. However, the Manager and, if applicable, the Subadvisers will monitor for events that would materially affect the value of a Fund's foreign securities. The Subadvisers have agreed to notify the Manager of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of a Fund's foreign securities, then the Manager, under valuation procedures approved by the Funds' Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.

Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Debt securities with original or remaining maturities of 60 days or less may be stated at amortized cost, which approximates market value. Repurchase agreements are valued at cost.

Investments in open-end investment companies other than ETFs are valued at their NAV at the end of each business day. ETFs are valued at the last sales price on the primary exchange on which they trade. Futures contracts are valued at the last quoted sales price at the close of market on the principal exchange on which they are traded. Option contracts are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of a Fund, are valued in good faith by the Manager at fair value using valuation procedures approved by the Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund's NAV to be more reliable than it otherwise would be.

Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

                      CONDITIONS OF PURCHASE AND REDEMPTION
NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your accounts as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $29 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in your Fund's portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares of a Fund, depending upon the price when redeemed.

The Board of Trustees may cause the redemption of an account with a balance of less than $250, provided that (1) the value of such account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment, (2) the account has remained below the minimum initial investment for six months, and (3) 30 days' prior written notice of the proposed redemption has been sent to you. The Trust, subject to approval of the Board of Trustees, anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption.

The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

                                INVESTMENT PLANS
AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. Government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

Participation in these systematic purchase plans allows you to engage in dollar-cost averaging.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares in a single investment account (accounts in different Funds cannot be aggregated for this purpose) you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA). You also may elect to have such withdrawals invested in another USAA Fund.

This  plan  may  be  initiated  by  completing  a  Systematic   Withdrawal  Plan
application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

Each redemption of shares of a Fund may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

TAX-DEFERRED RETIREMENT PLANS

Federal tax on current income may be deferred if you qualify for certain types of retirement programs. For your convenience, the Manager offers 403(b)(7) accounts and various forms of IRAs. You may make investments in one or any combination of the portfolios described in the prospectuses of USAA Mutual Funds Trust (excluding our tax-exempt funds).

USAA Federal Savings Bank serves as Custodian of these tax-deferred retirement accounts under the programs made available by the Manager. Applications received electronically by the Manager for these retirement accounts will be forwarded to the Custodian for acceptance.

An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions, total transfer within USAA, and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.

Each employer or individual establishing a tax-deferred retirement account is advised to consult with a tax adviser before establishing the account. You may obtain detailed information about the accounts from the Manager.

                               INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGY? in the Retirement Fund's prospectus describe the investment objective(s) and the investment policies applicable to each Retirement Fund. There can, of course, be no assurance that each Retirement Fund will achieve its investment objective(s). Each Retirement Fund's objective(s) is not a fundamental policy and may be changed upon notice to, but without the approval of, the Retirement Funds' shareholders. If there is a change in the investment objective of a Retirement Fund, the Retirement Fund's shareholders should consider whether the Retirement Fund remains an appropriate investment in light of then-current needs.

The following provides more detailed information about the types of instruments in which the underlying USAA funds may invest and strategies that may be used in pursuit of the underlying USAA funds' investment objective. Each underlying USAA fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the underlying USAA fund achieve its goal. Unless described as a principal investment policy in an underlying USAA fund's prospectus, these represent the non-principal investment policies of the underlying funds.

TEMPORARY DEFENSIVE POLICY

Each Retirement Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper and other corporate debt obligations.

SECTION 4(2) COMMERCIAL PAPER AND RULE 144A SECURITIES

A fund may  invest in  commercial  paper  issued  in  reliance  on the  "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (1933 Act) (Section 4(2) Commercial Paper).
Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

A fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

MUNICIPAL LEASE OBLIGATIONS

A fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to put or demand features exercisable within seven days (Demand Feature Securities) and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading SEC guidance, or similar factors (other securities) may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities, the Manager or the applicable Subadviser will, pursuant to the Board Adopted Liquidity Procedures, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager or the applicable Subadviser in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager or the applicable Subadviser may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager or the applicable Subadviser will evaluate the credit quality of the party (the Put Provider) issuing (or guaranteeing performance on) the put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager or the applicable Subadviser will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

Certain foreign securities (including Eurodollar obligations) may be eligible for resale pursuant to Rule 144A in the United States and may also trade without restriction in one or more foreign markets. Such securities may be determined to be liquid based upon these foreign markets without regard to their eligibility for resale pursuant to Rule 144A. In such cases, these securities will not be treated as Rule 144A Securities for purposes of the liquidity guidelines established by the Board of Trustees.

CALCULATION OF DOLLAR -WEIGHTED AVERAGE PORTFOLIO MATURITY

Dollar weighted -average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed and some asset-backed securities, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager or applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

EURODOLLAR AND YANKEE OBLIGATIONS

Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

MASTER DEMAND NOTES

Master demand notes are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund's assets in master demand notes only if the Fund's Board of Trustees or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

PERIODIC AUCTION RESET BONDS

Periodic   auction  reset  bonds  are  bonds  whose  interest  rates  are  reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

SYNTHETIC INSTRUMENTS

Tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if interest on the underlying bond loses its tax-exempt statues. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that the Fund will not be able to exercise its tender option.

PUT BONDS

Put bonds are securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. Under each Fund's portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

LENDING OF SECURITIES

A fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust in amount at least equal to the fair value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, a Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. A Fund may terminate a loan at any time.

BRADY BONDS AND EMERGING MARKETS DEBT

Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities have from time to time been subject to disruption, the Manager and applicable Subadviser will monitor, on a continuous basis, the liquidity of Brady Bonds held in a Fund's portfolio.

CONVERTIBLE SECURITIES

Convertible securities are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

FOREIGN SECURITIES

A fund may invest its assets in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including American depositary receipts
(ADRs),  European  depositary  receipts (EDRs),  and global depositary  receipts
(GDRs). Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Any such investments will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds' investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect a Fund.

FORWARD CURRENCY CONTRACTS

A fund may enter into forward currency contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment strategies. The Manager or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Manager or the applicable Subadviser.

Although  the  Funds  value  their  assets  each  business  day in terms of U.S.
dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

EQUITY SECURITIES

A fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Short-Term Bond and Intermediate-Term Bond Funds' investments in equity securities are limited to preferred securities). As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs, GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company's capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

ILLIQUID SECURITIES

A fund may invest up to 15% of its respective net assets in securities that are illiquid. Illiquid securities are those securities that a fund cannot dispose of in the ordinary course of business, in seven days or less, at approximately the same value at which a Fund has valued the securities.

ADJUSTABLE-RATE SECURITIES

The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security's yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (LIBOR). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.

VARIABLE-RATE DEMAND NOTES

A fund may invest in securities which provide the right to sell the securities at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.

VARIABLE-RATE AND FLOATING-RATE SECURITIES

Variable-rate and floating-rate securities bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

A fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds' portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES (STRIPS)

Separate Trading of Registered Interest and Principal of Securities (STRIPS) are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.

TREASURY INFLATION-PROTECTED SECURITIES (TIPS)

Treasury inflation-protected securities are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Because a fund may invest a portion of their assets in equity securities of REITs, it may also be subject to certain risks associated with direct investments in real estate. In addition, some of the funds may invest a portion of their assets in the debt securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

PREFERRED STOCKS

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Like common stock, preferred stocks represent partial ownership in a company, although preferred stockholders do not enjoy any of the voting rights of common stockholders. Also unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. The main benefit to owning preferred stock is that the investor has a greater claim on the company's assets than common stockholders. Preferred stockholders always receive their dividends first and, in the event the company goes bankrupt, preferred stockholders are paid off before common stockholders.

REPURCHASE AGREEMENTS

A Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

SECURITIES OF OTHER INVESTMENT COMPANIES

A fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 NAV per share, I.E., "money market" funds. In addition, each fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the fund itself is permitted to invest. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears in connection with its own operations. A fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

EXCHANGE-TRADED FUNDS (ETFS)

ETFs, are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on the American Stock Exchange or other exchanges. More specifically, ETFs typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. Like any security that trades on an exchange, the value of the underlying securities is the major factor in determining an ETF's price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF is determined by supply and demand.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (Ginnie Mae), Fannie Mae, and Freddie Mac. These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.
Accordingly, a fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security with prepayment features will generally decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

A fund may also invest in mortgage-backed securities that include collateralized mortgage obligations (CMOs), commercial mortgage-backed securities (CMBSs), stripped mortgage-backed securities (SBMSs), interest only commercial mortgage-backed securities (CMBS IOs), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund's return on these investments. CMOs may also be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and are also less sensitive to interest rate changes. CMBS IOs are subject to recessionary default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a fund. The mortgage dollar rolls entered into by a fund may be used as arbitrage transactions in which the fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

ZERO COUPON BONDS

A zero coupon bond is a security that is sold at a deep discount from its face value ("original issue discount"), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVERSE FLOATING RATE SECURITIES

A fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income a Fund earns on the inverse floating rate security will fall (rise); and
(2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for the securities price volatility.

DERIVATIVES

A fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund's investment objective. A fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable a Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). A fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager or the applicable Subadviser anticipates unusually high or low market volatility.

The Manager may enter into derivative positions for a fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of a fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

FUTURES CONTRACTS

A fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. A fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in accounts could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON SECURITIES, SECURITIES INDEXES OR CORRESPONDING EXCHANGE-TRADED FUND, AND OPTIONS ON FUTURES CONTRACTS

A fund may purchase and sell options on securities or securities indexes and options on futures contracts to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can be used to establish either a long or a short position, depending upon whether a fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, a fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS AND FUTURES ACTIVITY

As noted above, a fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. A fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks. The profitability of a fund's non-hedging strategies will depend on the ability of the Manager or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a fund's ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Management of the Trust has claimed an exclusion on behalf of the Trust and the Funds from the definition of "commodity pool operator" under the Commodity Exchange Act and, therefore, the Trust and Funds are not subject to registration or regulation as commodity pool operators under that Act.

SWAP ARRANGEMENTS

A fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (I.E., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

A fund may enter into credit protection swap arrangements involving the sale by the fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

Most swaps entered into by a fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a NAV equal to any excess of the fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the fund's obligations. Collateral is treated as illiquid.

These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a fund's portfolio. However, a fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager or the applicable Subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

A fund may enter into credit default swap contracts (CDSs) for investment purposes. If a fund is a seller of a CDS contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

A fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case the fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk; the seller may fail to satisfy its payment obligations to the fund in the event of a default.

ASSET-BACKED SECURITIES

Asset-backed securities (ABS) represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed above. With respect to the Funds such pass-through certificates may include equipment trust certificates (ETC) secured by specific equipment, such as airplanes and railroad cars. ETC securities may also be enhanced by letters of credit. An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and enhancement provided.

On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.

The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS

Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks, such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Retirement Fund. These restrictions may not be changed in any material way for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of that Fund's outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.

Each Retirement Fund:

(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.

(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

(3)  may not issue senior securities, except as permitted under the 1940 Act.

(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.

(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.

(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

With respect to each Retirement Fund's concentration policies as described above, the Manager may determine "industry" by using various recognized industry classification services including, but not limited to industry classifications established by Standard & Poor's Ratings Services (S&P), Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. The Retirement Funds' concentration policies do not apply to securities of other investment companies.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Retirement Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

Each Retirement Fund may not purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Manager, subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust's policy to seek the best overall terms available. The Manager or the applicable Subadviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Manager or the applicable Subadviser, better prices and execution are available elsewhere. In addition, the Manager or the applicable Subadviser may effect certain "riskless principal" transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions.

The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through USAA Brokerage Services, an affiliated discount brokerage service of the Manager and through affiliated brokers of the applicable Subadviser. The Trust's Board of Trustees has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to USAA Brokerage Services or any broker affiliated directly or indirectly with the Funds, the Manager, or the applicable Subadvisers are reasonable and fair. The Trust's Board of Trustees has authorized the Manager or the applicable Subadviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Manager or such Subadviser (or any entity or person associated with the Manager or the Subadviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.

The Trust's Board of Trustees has approved  procedures  in  conformity  with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Manager and/or a Subadviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Manager and/or a Subadviser in connection with such underwritings. In addition, for underwritings where the Manager and/or Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things,
limit  the  amount  of  securities   that  the  Funds  could   purchase  in  the
underwritings.

In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Manager or the applicable Subadviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services may also be generated through fixed price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Manager or the applicable Subadviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Manager or the applicable Subadviser, it may tend to reduce the Manager's or the applicable Subadviser's costs.

In return for such services, a Fund may pay to a broker a "higher commission" (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Manager or the applicable Subadviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Manager or the applicable Subadviser to the Funds and its other clients. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager or the applicable Subadviser in rendering investment management services to other clients (including affiliates of the Manager);

and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager or the applicable Subadviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager or the applicable Subadviser in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager or the applicable Subadviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager or the applicable Subadviser, and the expenses of the Manager or the applicable Subadviser will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

The Manager or the applicable Subadviser continuously reviews the performance of the broker-dealers with whom it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Manager or the applicable Subadviser considers whether the broker-dealer has generally provided the Manager or the applicable Subadviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.

To the extent permitted by applicable law, and in all instances subject to the Funds' policies regarding best execution, the Manager or the applicable Subadvisers may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund's expenses. The applicable Subadviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.

Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Manager or the applicable Subadviser acts as the investment adviser (including affiliates of the Manager or the applicable Subadviser). On occasions when the Manager or the applicable Subadviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager or the applicable Subadviser's other clients, the Manager or the applicable Subadviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the applicable Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.

The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a "dealer" market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer's mark-up or mark-down. In addition, some securities may be purchased directly from issuers.

BROKERAGE COMMISSIONS

During the fiscal period ended December 31, 2008, the Retirement Funds paid no brokerage fees.

During the past fiscal period ended December 31, 2008, the Retirement Funds paid no affiliated brokerage fees to USAA Brokerage Services, an affiliated discount brokerage service of the Manager.

PORTFOLIO TURNOVER RATES

The rate of portfolio turnover of a Retirement Fund will not be a limiting factor when the Manager deems changes in the Fund's portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund's investment objective(s). These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains than would otherwise be the case in the absence of such activities.

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.

For the fiscal period ended December 31, 2008, the Retirement Funds' portfolio turnover rates were as follows:

    FUND                          2008

Target Retirement Income Fund      20%
Target Retirement 2020 Fund        31%
Target Retirement 2030 Fund        18%
Target Retirement 2040 Fund         4%
Target Retirement 2050 Fund         2%

                     FUND HISTORY AND DESCRIPTION OF SHARES

The Trust, formerly known as USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Forty-five such portfolios have been established, five of which are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval. The Retirement Funds are series of the Trust and are diversified. The Trust began offering shares of the Funds in July 2008.

Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote for each dollar of NAV owned on the record date, and a fractional vote for each fractional dollar of NAV owned on the record date. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                               TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Retirement Fund intends to continue to qualify for treatment as a regulated investment company (RIC) under Subchapter M of Chapter 10 of the Internal Revenue Code of 1986, as amended (the Code. Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund continues to qualify as a RIC.

To qualify for treatment as a RIC, a Fund must,  among other things,  (1) derive at least 90% of its gross income each taxable year from interest dividends, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the 90% test); (2) distribute at least 90% of its net investment company income, net short-term capital gains (the excess of short-term capital gains over short-term losses), and net gains from certain foreign currency transactions for the taxable year (the distribution requirement); and (3) satisfy certain diversifications requirements at the close of each quarter of the Fund's taxable year.

The Code imposes a nondeductible 4% excise tax on a RIC that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 of that year, and (3) any prior income and gains not distributed. Each Fund intends to continue to make distributions necessary to avoid imposition of the excise tax.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the 90% test.

A Fund may invest in certain futures and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) and certain foreign currency options and forward currency contracts with respect to which it makes a particular election that will be subject to section 1256 of the Code (collectively section 1256 contracts). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of certain options, futures, and forward currency contracts in which a Fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures, and forward contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

Certain Funds may invest in the stock of "passive foreign investment companies" (PFICs). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

TAXATION OF THE SHAREHOLDERS

Distributions are generally included in a shareholder's gross income for the taxable year in which they are received. However, distributions a Fund declares in October, November, or December, which are payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. If a shareholder receives a distribution taxable as long-term capital gain with respect to shares and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as long-term capital loss.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be eligible for the 15% maximum federal income tax rate on "qualified dividend income" received by individuals, such "in lieu" payments, when distributed to the Fund's shareholders, will not be treated as "qualified dividend income" and instead will be taxed at the shareholders' marginal federal income tax rates.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees consists of six Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

Set forth below are the Non-Interested Trustees, the Interested Trustee, officers, and each of their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON-INTERESTED TRUSTEES

                  POSITION(S)    TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND        NUMBER OF USAA
NAME, ADDRESS*    HELD WITH      AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING       FUNDS OVERSEEN BY
AND AGE           FUNDS          TIME SERVED       THE PAST FIVE YEARS                TRUSTEE/OFFICER

Barbara B.        Trustee        January 1994      President, Postal Addvantage       One registered
Dreeben (64)                                       (7/92-present), a database         investment company
                                                    management service.               consisting of 45 funds

Robert L. Mason,  Trustee        January 1997      Institute Analyst, Southwest       One registered
Ph.D. (63)                                         Research Institute (3/02-present); investment company
                                                   Staff Analyst, Southwest Research  consisting of 45 funds
                                                   Institute (9/98-3/02), which focuses
                                                   in the fields of technological research.

Barbara B.        Trustee        January 2008      Academic Director of the El Paso   One registered
Ostdiek Ph.D. (45)                                 Corporation Finance Center at      investment company
                                                   Jesse H. Jones Graduate School     consisting of 45 funds
                                                   of Management at Rice University
                                                   (7/02-present); Associate Professor
                                                   of Finance at Jesse H. Jones
                                                   Graduate School of Management
                                                   at Rice University (7/01-present).

Michael F.        Trustee        January 2000      President of Reimherr Business     One registered
Reimherr (64)                                      Consulting (5/95-present), an      investment company
                                                   organization that performs         consisting of 45 funds
                                                   business valuations of large
                                                   companies to include the development
                                                   of annual business plans, budgets,
                                                   and internal financial reporting.

Richard A.        Trustee and    January 1992      Vice President, Beldon Roofing     One registered
Zucker (66)       Chairman       and Chair since   Company (7/85-present).            investment company
                                 February 2005                                        consisting of 45 funds

* The address for each Non-Interested Trustee is USAA Investment Management Company, P.O. Box 659430, San Antonio, Texas 78265-9430.

** The term of office for each Trustee is twenty (20) years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

TRUSTEES AND OFFICERS OF THE TRUST WHO ARE EMPLOYEES OF THE MANAGER OR AFFILIATED COMPANIES ARE CONSIDERED "INTERESTED PERSONS" UNDER THE 1940 ACT.

                  POSITION(S)    TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND        NUMBER OF USAA
NAME, ADDRESS*    HELD WITH      AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING       FUNDS OVERSEEN BY
AND AGE           FUNDS          TIME SERVED       THE PAST FIVE YEARS                TRUSTEE/OFFICER

Christopher W.    Trustee,       February 2001     President, Financial Services      One registered
Claus (48)        President,                       Group, USAA (1/07-present);        investment company
                  and Vice                         President and Chair of the         consisting of 45 funds
                  Chairman                         Board of Directors, IMCO
                                                   (2/08-present); President, USAA
                                                   Financial Advisors, Inc. (FAI)
                                                   (12/07-present); Chair of the
                                                   Board of Directors and Chief
                                                   Investment Officer IMCO,
                                                   (1/07-2/08); President and Chief
                                                   Executive Officer, Director, and
                                                   Chairman of the Board of Directors,
                                                   IMCO (12/04-1/07); President and
                                                   Chief Executive Officer, Director,
                                                   and Vice Chairman of the Board of
                                                   Directors, IMCO (2/01-12/04). Mr.
                                                   Claus also serves as Chair of the
                                                   Board of Directors of USAA
                                                   Shareholder Account Services
                                                   (SAS); USAA Financial Planning
                                                   Services Insurance Agency, Inc.
                                                   (FPS) and  FAI. He is also a director
                                                   of USAA Life Insurance Company
                                                   (USAA Life) and USAA Federal
                                                   Savings Bank.

Clifford A.       Vice           May 2002          Senior Vice President, Fixed       One registered
Gladson (58)      President                        Income Investments, IMCO           investment company
                                                   (9/02-present). Mr Gladson also    consisting of 45 funds
                                                   serves as a director of SAS.

Ronald B. Sweet   Vice           June 2006         Vice President, Equity             One registered
(46)              President                        Investments, IMCO (6/06-present);  investment company
                                                   Assistant Vice President,          consisting of 45 funds
                                                   Investment Strategy &
                                                   Analysis, USAA  (12/01-6/06).

Mark S. Howard    Secretary      September 2002    Senior Vice President and Deputy   One registered
(44)                                               General Counsel, Business &        investment company
                                                   Regulatory Services, USAA          consisting of 45 funds
                                                   (10/08-present); Senior Vice
                                                   President, USAA Life/IMCO/FPS
                                                   General Counsel, USAA
                                                   (10/03-10/08); Senior Vice
                                                   President, Securities Counsel,
                                                   USAA (12/02-10/03). Mr. Howard
                                                   also holds the officer positions
                                                   of Senior Vice President,
                                                   Secretary and Counsel for USAA
                                                   Life, IMCO, SAS, FPS, and FAI, and
                                                   is an Assistant Secretary of USAA.

* The address of the Interested Trustee and each officer is P.O. Box 659430, San Antonio, Texas 78265-9430.

                  POSITION(S)    TERM OF OFFICE**  PRINCIPAL OCCUPATION(S) AND        NUMBER OF USAA
NAME, ADDRESS*    HELD WITH      AND LENGTH OF     OUTSIDE DIRECTORSHIPS DURING       FUNDS OVERSEEN BY
AND AGE           FUNDS          TIME SERVED       THE PAST FIVE YEARS                TRUSTEE/OFFICER

Christopher P.    Assistant      November 2008     Vice President, Financial Advice   One registered
Laia (48)         Secretary                        & Solutions Group General          investment company
                                                   Counsel,USAA (10/08-present);      consisting of 45 funds
                                                   Vice President, Securities
                                                   Counsel, USAA (6/07-10/08);
                                                   Vice President and Assistant
                                                   Secretary, IMCO, SAS, FAI,
                                                   and  FPS (7/07-present);
                                                   General Counsel,  Secretary,
                                                   and  Partner, Brown Advisory
                                                   (6/02-6/07).

Roberto Galindo,  Treasurer      February 2008     Assistant Vice President,          One registered
 Jr. (48)                                          Portfolio Accounting/Financial     investment company
                                                   Administration, USAA               consisting of 45 funds
                                                   (12/02-present); Assistant
                                                   Treasurer, USAA  family
                                                   of funds (7/00-2/08).

William A. Smith  Assistant      February 2009     Vice President, Senior Financial   One registered
(60)              Treasurer                        Officer and Treasurer, IMCO, FAI,  investment company
                                                   FPS, SAS (2/09-present);           consisting of  45 funds
                                                   Vice President, Senior
                                                   Financial  Officer, USAA
                                                   (2/07-present); consultant,
                                                   Robert  Half/Accounttemps,
                                                   (8/06-1/07); Chief Financial
                                                   Officer, California State
                                                   Automobile  Association
                                                   (8/04-12/05); Chief Financial
                                                   Officer, Metropolitan
                                                   Mortgage (8/03-7/04).

Jeffrey D. Hill   Chief          September         Assistant Vice President, Mutual   One registered
(41)              Compliance     2004              Funds Compliance, USAA             investment company
                  Officer                          (9/04-present); Assistant Vice     consisting of 45 funds
                                                   President, Investment Management
                                                   Administration & Compliance, USAA
                                                   (12/02-9/04).

* The address of the Interested Trustee and each officer is P.O. Box 659430, San
Antonio, Texas 78265-9430.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent fiscal period ended December 31, 2008, the Board of Trustees held meetings five times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in session, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust which may be delegated to it by the Board. Trustees Claus and Zucker are members of the Executive Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Executive Committee held no meetings.

AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditor's reports and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Audit Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Audit Committee held four meetings.

PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters which have been delegated to it by the Board. Trustees Claus, Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Pricing and Investment Committee held four meetings.

CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Ostdiek, Reimherr, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent fiscal period ended December 31, 2008, the Corporate Governance Committee held five meetings.

In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Dawn Cooper, Senior Vice President, Distribution Services; and Terri R. Kallsen, Senior Vice President, Wealth Management. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees in the Retirement Funds and all of the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2008.

                        USAA TARGET   USAA TARGET   USAA TARGET   USAA TARGET
                        RETIREMENT    RETIREMENT    RETIREMENT    RETIREMENT
                        2020 FUND     2030 FUND     2040 FUND     2050 FUND

INTERESTED TRUSTEE

Christopher W. Claus       None          None          None         None

NON-INTERESTED TRUSTEES

Barbara B. Dreeben         None          None          None         None
Robert L. Mason            None          None          None         None
Barbara B. Ostdiek         None          None          None         None
Michael F. Reimherr        None          None          None         None
Richard A. Zucker          None          None          None         None

                           USAA TARGET RETIREMENT            USAA FUND
                                INCOME FUND                 COMPLEX TOTAL

INTERESTED TRUSTEE

Christopher W. Claus               None                     Over $100,000

NON-INTERESTED TRUSTEES

Barbara B. Dreeben                 None                     Over $100,000
Robert L. Mason                    None                     Over $100,000
Barbara B. Ostdiek                 None                     10,001-$50,000
Michael F. Reimherr                None                     Over $100,000
Richard A. Zucker                  None                     Over $100,000

The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended December 31, 2008.

   Name                        AGGREGATE                 TOTAL COMPENSATION
    OF                     COMPENSATION FROM             FROM THE USAA FUNDS
  TRUSTEE                FUNDS LISTED IN THIS SAI        AND FUND COMPLEX (B)

INTERESTED TRUSTEE

Christopher W. Claus               None (a)                 None (a)

NON-INTERESTED TRUSTEES

Barbara  B.  Dreeben               $ 12,990                 $ 92,838
Robert L.  Mason,  Ph.D.           $ 12,990                 $ 92,838
Barbara  B.  Ostdiek               $ 12,088                 $ 86,256
Michael F.
Reimherr                           $ 12,088                 $ 86,256
Richard A. Zucker                  $ 13,893                 $ 99,421

(a) Christopher W. Claus is affiliated with the Trust's investment adviser, IMCO, and, accordingly, receives no remuneration from the Trust or any other Fund of the USAA Fund Complex.

(b) At December 31, 2008, the USAA Fund Complex consisted of one registered investment company offering 45 individual funds.

No compensation is paid by any fund to any Trustee who is a director, officer, or employee of IMCO or its affiliates or of any Subadviser or its affiliates. No pension or retirement benefits are accrued as part of Fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the Manager or any Subadviser. As of the date of this SAI, the officers and Trustees of the Trust as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

As of March 31, 2009, USAA and its affiliates owned 3,988,111 shares (11.28%) of the Target Retirement Income Fund, 7,597,966 shares (5.92%) of the Target Retirement 2020 Fund, 11,025,093 shares (4.08%) of the Target Retirement 2030 Fund, 10,751,185 shares (4.19%) of the Target Retirement 2040 Fund, and 4,456,656 shares (10.10%) of the Target Retirement 2050 Fund.

The Trust knows of no other persons who, as of March 31, 2009, held of record or owned beneficially 5% or more of the voting stock of the shares of the S&P 500 Index Fund.

                               THE TRUST'S MANAGER

As described in the Retirement Funds' prospectus, IMCO is the Manager and investment adviser for each Fund. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA Mutual Funds Trust from its inception.

In addition to managing the Trust's assets, IMCO advises and manages the investments of USAA and its affiliated companies. As of the date of this SAI, total assets under management by IMCO were approximately $58 billion, of which approximately $32 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

The Manager provides investment management and advisory services to the Retirement Funds pursuant to an Advisory Agreement dated July 31, 2008 (Advisory Agreement). Under this agreement, the Manager provides an investment program, carries out the investment policies and manages the portfolio assets for each of the Funds. The Manager is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. In addition, the Manager manages certain portfolio assets for certain of these Funds, as described in the prospectuses. The Advisory Agreement authorizes the Manager to retain one or more Subadvisers for the management of all or a portion of a Fund's investment portfolio. Under the Advisory Agreement, the Manager is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.

The Manager does not receive any management fee from the Funds for providing services pursuant to the Advisory Agreement. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Manager or its affiliates.

Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; costs of preparing and distributing proxy material; audit and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested (not affiliated) persons of the Manager; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

The Advisory Agreement will remain in effect until July 30, 2010, and will continue in effect from year to year thereafter for each such Fund as long as they are approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Non-Interested Trustees, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or the Manager on 60 days' written notice. Each agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).

For the fiscal period ended December 31, 2008, the Retirement Funds paid no management fees.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective July 31, 2008, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirmations of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust currently pays no fees to IMCO with respect to the Retirement Funds. We may also delegate one or more of our responsibilities to others at our expense.

For the fiscal period ended December 31, 2008, IMCO received no administration and servicing fees from the Retirement Funds.

In addition to the services provided under the Funds' Administration and Servicing Agreement, the Manager also provides certain legal and tax services for the benefit of the Funds. The Trust's Board of Trustees has approved the reimbursement of these expenses incurred by the Manager. For the fiscal period ended December 31, 2008, the Retirement Funds reimbursed the Manager for these legal services as follows:

     FUND                                      2008

     Target Retirement Income Fund              $35
     Target Retirement 2020 Fund                $44
     Target Retirement 2030 Fund                $61
     Target Retirement 2040 Fund                $63

CODE OF ETHICS

The Funds and the Manager have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities, including securities that may be purchased or held by a Fund, but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Trust's Board of Trustees reviews the administration of the Code of Ethics at least annually and receives certifications from the Manager regarding compliance with the Code of Ethics annually.

While the officers and employees of the Manager, as well as those of the Funds, may engage in personal securities transactions, there are certain restrictions in the procedures in the Code of Ethics adopted by the Manager and the Funds. The Code of Ethics are designed to ensure that the shareholders' interests come before the individuals who manage their Funds. The Code of Ethics requires the portfolio manager and other employees with access to information about the purchase or sale of securities by a Fund to abide by the Code of Ethics requirements before executing permitted personal trades. A copy of the Code of Ethics has been filed with the SEC and is available for public review.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's Board of Trustees has delegated the Manager authority to vote on proposals presented to shareholders of portfolio securities held by the Funds. The Manager generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Manager reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Fund's securities lending program. In this connection, the Manager has determined that the potential return from lending such securities generally is more advantageous to the Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Manager generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Manager has retained RiskMetrics Group (RMG) formerly Institutional Shareholder Services, Inc. to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Fund. RMG has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the RMG U.S. Proxy Voting Guidelines and RMG International Proxy Voting Guidelines (the RMG Guidelines) as customized by the Manager with respect to certain matters. The Manager retains the authority to determine the final vote for securities held by the Fund.

To avoid any improper influence on the Manager's voting decisions, the Manager generally will follow the voting recommendations of RMG, except as briefly described below. Before any voting deadline, RMG will provide the Manager's Head of Equity Investments (or his or her delegate) with a summary of the proposal and a recommendation based on the RMG Guidelines. In evaluating RMG's recommendations, the Manager may consider information from many sources, including the Funds' portfolio manager, the Manager's Investment Strategy Committee, the management of a company presenting a proposal, shareholder groups, and other sources. The Manager believes that the recommendation of management should be given weight in determining how to vote on a particular proposal. The Manager's Head of Equity Investments will then review RMG's recommendations, and if he or she determines that it would be in the Funds' best interests to vote the shares contrary to RMG's recommendation, he or she must determine, based on reasonable inquiry, whether any material conflict of interest exists between the Funds, on the one hand, and the Manager, the Funds' principal underwriter, or any person who is an affiliated person of the Funds, the Manager, or the Funds' principal underwriter, on the other. If a material conflict of interest is determined to exist, the Head of Equity Investments may vote contrary to RMG's recommendation only if the proposed voting recommendation of the Head of Equity Investments is reviewed by the Manager's Investment Strategy Committee, which will determine how to vote the particular proxy. With respect to any such proxy votes, the information prepared by the Manager's Investment Strategy Committee regarding any material conflict of interest identified will be summarized and presented to the Funds' Board of Trustees at the next regularly scheduled meeting of the Board. The Manager's Investment Strategy Committee also may establish certain proxy voting procedures for votes on certain matters that will override any RMG recommendation.

Copies of the Manager's proxy voting policies and procedures are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at http://www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge at USAA.COM; and (ii) on the SEC's Web site at http://www.sec.gov.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Retirement Funds' shares on a continuing best efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

USAA Shareholder Account Services (the Transfer Agent), 9800 Fredericksburg Road, San Antonio, Texas 78288, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, the Retirement Funds currently pay no fees to IMCO. The Transfer Agent also is entitled to reimbursement from the Retirement Funds for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4)
maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. Also, the Transfer Agent is authorized to enter into third party service agreements in which the Trust will pay the Transfer Agent the lesser of (i) the amount payable by Transfer Agent to the servicing agent, or
(ii) the amount that would have been paid to the Transfer Agent if all the accounts had been maintained by the agent maintained by the Transfer Agent.

In addition, certain entities may receive payments directly or indirectly from the Transfer Agent, IMCO, or their affiliates for providing shareholder services to their clients who hold Fund shares.

                          PORTFOLIO MANAGER DISCLOSURE

IMCO

OTHER ACCOUNTS MANAGED: The following tables set forth other accounts for which the Funds' portfolio manager was primarily responsible for the day-to-day portfolio management as of December 31, 2008.


         Number of Other Accounts Managed                          Number of Accounts and Assets for Which
           and Assets by Account Type                                 Advisory Fee is Performance-Based

Name of               Registered     Other Pooled                   Registered      Other Pooled
Portfolio Manager     Investment     Investment      Other          Investment      Investment      Other
                      Companies      Vehicles       Accounts        Companies       Vehicles       Accounts
------------------------------------------------------------------------------------------------------------------

Target Retirement Income Fund

Wasif Latif           6              0              0                 1               0             0
                  $255,486,159                                    $93,281,823
John Toohey*          9              0              0                 4               0             0
                  $602,283,559                                    $346,121,025

Target Retirement 2020 Fund

Wasif Latif           6              0              0                 1               0             0
                  $238,506,568                                    $93,281,823
John Toohey*          9              0              0                 4               0             0
                  $574,616,343                                    $346,121,025

Target Retirement 2030 Fund

Wasif Latif           5              0              0                 1               0             0
                  $227,730,824                                    $93.281,823
John Toohey*          9              0              0                 4               0             0
                  $553,274,846                                    $346,121,025

Target Retirement 2040 Fund

Wasif Latif           6              0              0                 1               0             0
                  $234,481,251                                    $93.281,823
John Toohey*          9              0              0                 4               0             0
                  $561,142,408                                    $346,121,025

Target Retirement 2050 Fund

Wasif Latif           6              0              0                 1               0             0
                  $262,134,452                                    $93,281,823
John Toohey*          9              0              0                 4               0             0
                  $606,007,895                                    $346,121,025

*The information for Mr. Toohey is as of March 31, 2009.

CONFLICTS OF INTEREST: These portfolio managers provide portfolio management services only to investment companies in the USAA retail fund family and do not manage any private accounts or unregistered mutual funds. Portfolio managers make investment decisions for the funds they manage based on the fund's investment objective, permissible investments, cash flow and other relevant investment considerations that they consider applicable to that portfolio. Therefore, portfolio managers could purchase or sell securities for one portfolio and not another portfolio, or can take similar action for two portfolios at different times, even if the portfolios have the same investment objective and permissible investments.

Potential conflicts of interest may arise when allocating and/or aggregating trades for funds with a performance fee and those without a performance fee. IMCO often will aggregate multiple orders for the same security for different mutual funds into one single order. To address these potential conflicts of interest, IMCO has adopted detailed procedures regarding the allocation of client orders, and such transactions must be allocated to funds in a fair and equitable manner.

The performance of each Fund is also periodically reviewed by IMCO's Investment Strategy Committee (ISC), and portfolio managers have the opportunity to explain the reasons underlying a Fund's performance. The ISC and the Trust's Board of Trustees also routinely review and compare the performance of the Funds with the performance of other funds with the same investment objectives and permissible investments.

As discussed above, IMCO has policies and procedures designed to seek to minimize potential conflicts of interest arising from portfolio managers advising multiple funds. The Mutual Funds compliance department monitors a variety of areas to ensure compliance with the USAA Funds Compliance Program written procedures, including monitoring each fund's compliance with its investment restrictions and guidelines, and monitoring and periodically reviewing or testing transactions made on behalf of multiple funds to seek to ensure compliance with the USAA Funds Compliance Program written policies and procedures.

COMPENSATION: IMCO's compensation structure includes a base salary and an incentive component. The portfolio managers are officers of IMCO and their base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager's annual evaluation or if the portfolio manager is promoted. Each portfolio manager also is eligible to receive an incentive payment based on the pre-tax performance of the Fund(s) managed by the portfolio manager compared to each Fund's comparative ranking against all funds within the appropriate Lipper category, or for money market funds within the appropriate iMoney Net, Inc. category. Each fund, except for the money market funds, has a performance fee component to the advisory fee earned by IMCO. The performance fee adjustment for these Funds is based on the Fund's relative performance compared to the Fund's comparative ranking against the appropriate Lipper Index as set forth in the Fund's prospectus. Portfolio managers will receive incentive payments under this plan only if the Funds they manage are at or above the 50th percentile compared to their industry peers, and the incentive payment increases the higher the Fund's relative ranking in its peer universe. In determining the incentive payment of a portfolio manager who manages more than one Fund, IMCO considers the relative performance of each Fund in proportion to the total assets managed by the portfolio manager.

In addition to salary and incentive payments, portfolio managers also participate in other USAA benefits to the same extent as other employees. Also, USAA has established certain supplemental retirement programs and bonus program available to all officers of USAA-affiliated companies.

                          PORTFOLIO HOLDINGS DISCLOSURE

The Trust's Board of Trustees has adopted a policy on selective disclosure of portfolio holdings. The Trust's policy is to protect the confidentiality of each Fund's portfolio holdings and prevent the selective disclosure of material non-public information about the identity of such holdings. To prevent the selective disclosure of portfolio holdings of the Funds, the general policy of the Funds is to not disclose any portfolio holdings of the Funds, other than the portfolio holdings filed with the SEC on Form N-CSR (I.E., annual and semiannual reports) and Form N-Q (I.E., quarterly portfolio holdings reports), and any portfolio holdings made available on USAA.COM. This general policy shall not apply, however, in the following instances:

|X| Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Funds (E.G., auditors, attorneys, and Access Persons under the Funds' Code of Ethics);

|X| Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (E.G., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);

|X|  As disclosed in this SAI; and

|X|  As required by law or a regulatory body.

If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Fund must have a legitimate business purpose for doing so, and neither the Fund, nor the Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings. If the applicable conditions set forth above are satisfied, a Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.

The Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. These service providers include each Fund's custodian, auditors, attorneys, investment adviser and subadviser(s), administrator, and each of their respective affiliates and advisers.

Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Fund's portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on usaa.com, must submit its request in writing to the Fund's Chief Compliance Officer (CCO), or USAA Securities Counsel, who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI. A report will be made to each Fund's Board of Trustees at each quarterly meeting about (i) any determinations made by the CCO or USAA Securities Counsel, pursuant to the procedures set forth in this paragraph, and (ii) any violations of the portfolio holdings policy.

Each Fund intends to post its annual and semiannual reports, and quarterly schedules of portfolio holdings on USAA.COM after these reports are filed with the Securities and Exchange Commission. In addition, each Fund intends to post its top ten holdings on USAA.COM 15 days following the end of each month.

In order to address potential conflicts of interest between the interests of a Fund's shareholders, on the one hand, and the interests of the Fund's investment adviser, principal underwriter, or certain affiliated persons, on the other, the Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about a Fund's portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or USAA Securities Counsel, and then reported to the Fund's Board, including the Non Interested Trustees.

                               GENERAL INFORMATION

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02105, is the Trust's custodian and accounting agent. The custodian is responsible for, among other things, safeguarding and controlling each Retirement Fund's cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund's securities, and collecting interest on each Fund's investments. The accounting agent is responsible for, among other things, calculating each Fund's daily NAV and other recordkeeping functions. In addition, assets of each Retirement Fund may be held by certain foreign subcustodians and foreign securities depositories as agents of the Custodian in accordance with the rules and regulations established by the SEC.

COUNSEL

K&L Gates LLP, 1601 K Street N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 1800 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, is the independent registered public accounting firm for the Retirement Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund and reporting thereon.

               APPENDIX A - LONG-TERM AND SHORT-TERM DEBT RATINGS

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICES (MOODY'S)

Aaa Obligations rated Aaa are judged to be of the best quality, with minimal credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high risk.

Caa Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some respect of recovery of principal and interest.

C Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION FROM AAA THROUGH C. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS  SERVICES (S&P)

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to non payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC   An obligation rated CC is currently highly vulnerable to nonpayment.

C An obligation rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS LTD. (FITCH)

AAA HIGHEST CREDIT QUALITY. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB SPECULATIVE. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC HIGH DEFAULT RISK. "CCC" ratings indicate default is a real possibility. Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.

CC HIGH DEFAULT RISK. A "CC" rating indicates that default of some kind appears probable.

C    HIGH DEFAULT RISK. "C" ratings signal imminent default.

DDD DEFAULT. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

DOMINION BOND RATING SERVICE LIMITED (DOMINION)

As is the case with all Dominion rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. Dominion ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every Dominion rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D    This category indicates bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

A.M. BEST CO., INC. (A.M. BEST)

A.M. Best's Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer's ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

aaa Assigned to issues, where the issuer has, in A.M. Best's opinion, an exceptional ability to meet the terms of the obligation.

aa Assigned to issues, where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of the obligation.

a Assigned to issues, where the issuer has, in A.M. Best's opinion, a strong ability to meet the terms of the obligation.

bbb Assigned to issues, where the issuer has, in A.M. Best's opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

bb Assigned to issues, where the issuer has, in A.M. Best's opinion, speculative credit characteristics generally due to a modest margin of principal and interest payment protection and vulnerability to economic changes.

b Assigned to issues, where the issuer has, in A.M. Best's opinion, very speculative credit characteristics generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

ccc, cc,
c Assigned to issues, where the issuer has, in A.M. Best's opinion, extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

d In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

RATINGS FROM "AA" TO "BBB" MAY BE ENHANCED WITH A "+" (PLUS) OR "-" (MINUS) TO INDICATE WHETHER CREDIT QUALITY IS NEAR THE TOP OR BOTTOM OF A CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S MUNICIPAL

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3  This  designation  denotes  acceptable  credit  quality.   Liquidity  and
       cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG     This  designation   denotes   speculative-grade   credit  quality.   Debt
       instruments in this category may lack sufficient margins of protection.

MOODY'S DEMAND OBLIGATIONS

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

MOODY'S CORPORATE AND GOVERNMENT

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

Prime-2 Issuers rated Prime-2 have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.

Prime-3 Issuers rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NP Not Prime. Issues do not fall within any of the Prime rating categories.

S&P MUNICIPAL

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2     Satisfactory  capacity  to  pay  principal  and  interest,   with  some
         vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

S&P CORPORATE AND GOVERNMENT

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B        SPECULATIVE.   Minimal   capacity  for  timely   payment  of  financial
         commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        DEFAULT. Denotes actual or imminent payment default.

DOMINION COMMERCIAL PAPER

R-1 (high)    Short-term  debt  rated  "R-1  (high)"  is of the  highest  credit quality,  and  indicates  an entity  that  possesses  unquestioned ability to repay current  liabilities  as they fall due.  Entities
              rated  in  this  category   normally   maintain  strong  liquidity
              positions, conservative debt levels, and profitability,  which are both stable and above average. Companies achieving an "R-1 (high)"
              rating  are  normally  leaders  in  structurally   sound  industry
              segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which Dominion has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle)  Short-term debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ from "R-1
              (high)" credits to only a small degree. Given the extremely tough definition, which Dominion has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)     Short-term  debt  rated  "R-1  (low)"  is of  satisfactory  credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)     Short-term  debt rated  "R-2" is of  adequate  credit  quality and within the three subset grades, debt protection ranges from having reasonable  ability  for  timely  repayment  to a level,  which is considered  only just  adequate.  The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of  maintaining  the  strength of key ratios in these  areas.
              Alternative   sources  of   liquidity   support   are   considered
              satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
              Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)     Short-term debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios are also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: THE DOMINION RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

A.M. BEST

AMB-1+ Assigned to issues, where the issuer has, in our opinion, the strongest ability to repay short-term debt obligations.

AMB-1    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,  an
         outstanding ability to repay short-term debt obligations.

AMB-2    Assigned  to  issues,   where  the  issuer  has,  in  our  opinion,   a
         satisfactory ability to repay short-term debt obligations.

AMB-3 Assigned to issues, where the issuer has, in our opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on shorter debt obligations.

AMB-4 Assigned to issues, where the issuer has, in our opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company's ability to meet its commitments on short-term debt obligations.

d In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

                                       42
87305-0509

                             USAA MUTUAL FUNDS TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

a   (i)     USAA Mutual Funds Trust First Amended and Restated Master Trust
            Agreement dated April 20, 2006 (12)
    (ii)    USAA Mutual  Funds Trust Second  Amended and  Restated  Master
            Trust Agreement dated June 27, 2006 (15)

b           First Amended and Restated By-Laws, dated April 20, 2006 (12)

c None other than provisions contained in Exhibits (a)(i), (a)(ii), and (b) above

d   (i)     Advisory Agreement dated August 1, 2001 with respect to the Florida
            Tax-Free Income and Florida Tax-Free Money Market Funds (7)
    (ii)    Management  Agreement for the Extended Market Index Fund
            dated  August 1, 2006 (15)
    (iii)   Advisory  Agreement for the Nasdaq-100 Index Fund dated
            August 1, 2006  (15)
    (iv)    Management  Agreement  for the S&P 500 Index Fund dated August
            1, 2006 (15)
    (v)     Advisory Agreement dated August 1, 2006 with respect to all other funds (15)
    (vi)    Investment Subadvisory Agreement between IMCO and BHMS dated
            August 1, 2006 (15)
    (vii)   Investment Subadvisory Agreement between IMCO and Batterymarch dated August 1, 2006 (15)
    (viii)  Investment Subadvisory Agreement between IMCO and The Boston Company dated August 1, 2006 (15)
    (ix)    Investment Subadvisory Agreement between IMCO and GMO dated
            August 1, 2006 (15)
    (x)     Investment Subadvisory Agreement between IMCO and Loomis Sayles dated August 1, 2006 (15)
    (xi)    Investment Subadvisory Agreement between IMCO and Marsico dated
            August 1, 2006 (15)
    (xii)   Investment Subadvisory Agreement between IMCO and MFS dated
            August 1, 2006 (15)
    (xiii)  Investment Subadvisory Agreement between IMCO and NTI dated
            August 1, 2006 (15)
    (xiv)   Investment Subadvisory Agreement between IMCO and OFI Institutional dated August 1, 2006 (15)
    (xv)    Investment   Subadvisory  Agreement  between  IMCO  and  Wellington
            Management dated August 1, 2006 (15)
    (xvi)   Investment  Subadvisory  Agreement  between IMCO and Credit Suisse
            Asset Management, LLC dated October 2, 2006 (16)
    (xvii)  Amendment No. 1 to Investment  Subadvisory  Agreement between IMCO and Batterymarch dated August 1, 2006. (15)
    (xviii) Investment  Subadvisory  Agreement  between  IMCO  and  Deutsche
            Investment Management Americas Inc. dated October 2, 2006 (16)
    (xix)   Amendment No. 2 to Investment  Subadvisory  Agreement  between IMCO and Batterymarch dated October 2, 2006 (16)
    (xx)    Amendment No. 1 to Investment Subadvisory Agreement between IMCO and
            Deutsche Investment Management Americas Inc. (18)

    (xxi) Investment Subadvisory Agreement between IMCO and Quantitative Management Associates dated July 9, 2007 (19)
    (xxii) Investment Subadvisory Agreement between IMCO and UBS Global Asset Management dated July 9, 2007 (19)
    (xxiii) Investment Subadvisory Agreement between IMCO and The Renaissance
            Group, LLC dated December 3, 2007 (22)
    (xxiv) Investment Subadvisory Agreement between IMCO and Credit Suisse Securities (USA) LLC dated October 1, 2007 (22)
    (xxv) Letter Agreement to Advisory Agreement adding Global Opportunities Fund (filed herewith)
    (xxvi) Amendment No. 2 to Investment Subadvisory Agreement between IMCO and Deutsche Investment Management Americas Inc. (31)
    (xxvii) Amendment No. 1 to Investment  Subadvisory Agreement between IMCO and Quantitative Management (31)
    (xxviii)Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit  Suisse  Securities  (USA) LLC (31)
    (xxix) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and The Boston Company (31)
    (xxx) Amendment No. 1 to Investment Subadvisory Agreement between IMCO and Credit Suisse Asset Management, LLC (31)
    (xxxi)  Letter   Agreement  to  Advisory   Agreement   adding   Target
            Retirement Income Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

e   (i)     Underwriting Agreement dated June 25, 1993 (1)
    (ii)    Letter  Agreement  dated May 10, 1994 adding Texas  Tax-Free  Income
            Fund and Texas Tax-Free Money Market Fund (1)
    (iii)   Letter  Agreement to  Underwriting  Agreement  adding 37 funds (15)
    (iv)    Letter   Agreement  to   Underwriting   Agreement   adding   Global
            Opportunities  Fund (31)
    (v)     Letter  Agreement to Underwriting  Agreement adding Target
            Retirement Income Fund, Target Retirement 2020 Fund, Target
            Retirement 2030 Fund, Target Retirement 2040 Fund, and Target
            Retirement 2050 Fund (31)

f           Not Applicable

g   (i)     Amended and Restated Custodian Agreement dated July 31, 2006 with
            Fee Schedule dated November 28, 2006 (16)
    (ii)    Form of  Custodian  Agreement  for  Extended  Market Index Fund (12)
    (iii)   Custodian Agreement for S&P 500 Index Fund dated July 31, 2006 (17)
    (iv)    Subcustodian  Agreement  dated March 24, 1994 (2)
    (v)     Fee  Schedule dated July 1, 2007 (20)
    (vi)    Letter Agreement to the Amended and Restated Custodian Agreement
            adding Global Opportunities Fund (31)

    (vii) Amendment No. 1 to Amended and Restated Custodian Agreement adding Target Retirement Income Fund, Target Retirement 2020
            Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund (26)

h   (i)     Transfer Agency Agreement dated November 13, 2002 (8)
    (ii)    Letter  Agreement to Transfer Agency  Agreement dated August 1, 2006 adding 37 funds (15)
    (iii)   Administration and Servicing  Agreement dated August 1, 2001 with respect to the Florida Tax-Free Income and Florida Tax-Free Money
            Market Funds (7)
    (iv)    Letter  Agreement dated August 1, 2006, to the  Administration and Servicing Agreement for 37 Funds (15)
    (v)     Letter  Agreement  dated May 10,  1994 adding  Texas  Tax-Free
            Income Fund and Texas Tax-Free Money Market Fund (1)
    (vi)    Master Revolving  Credit Facility  Agreement with USAA Capital
            Corporation dated October 1, 2007 (22)
    (vii)   Agreement and Plan of Conversion and Termination  with respect to USAA Mutual Fund, Inc. (15)
    (viii)  Agreement and Plan of Conversion and Termination  with respect to
            USAA Investment Trust (15)
    (ix)    Agreement and Plan of Conversion  and  Termination  with respect to
            USAA Tax Exempt Fund,  Inc.  (15)
    (x)     Amended and Restated  Master-Feeder Participation Agreement Among
            USAA Mutual Funds Trust, BlackRock Advisors, LLC, USAA Investment
            Management Company, and BlackRock Distributors, Inc.   Dated as of
            October 1, 2006 (23)
    (xi)    Amended and Restated  Subadministration  Agreement  dated October 1,
            2006 (23)
    (xii)   Letter Agreement to the Transfer Agency Agreement adding Global
            Opportunities   Fund  (31)
    (xiii)  Letter  Agreement to the  Administration and Servicing Agreement
            adding Global Opportunities Fund  (31)
    (xiv)   Letter  Agreement  to the  Transfer  Agency  Agreement  adding
            Target  Retirement  Income Fund,  Target Retirement 2020 Fund,
            Target  Retirement 2030 Fund, Target Retirement 2040 Fund, and
            Target Retirement 2050 Fund (31)
    (xv)    Letter Agreement to the Administration and Servicing Agreement
            adding Target  Retirement  Income Fund, Target Retirement 2020
            Fund,  Target  Retirement  2030 Fund,  Target  Retirement 2040
            Fund, and Target Retirement 2050 Fund (31)

i   (i)     Opinion and Consent of Counsel with respect to Cornerstone
            Strategy, Balanced Strategy, Growth and Tax Strategy, Emerging
            Markets, Emerging Markets Institutional Shares, International,
            International   Institutional  Shares,   Precious  Metals  and
            Minerals, Precious Metals and Minerals Institutional Shares, and World Growth Funds, and GNMA and Treasury Money Market
            Trusts (31)
    (ii)    Opinion and Consent of Counsel with respect to Aggressive Growth
            Fund shares, Aggressive Growth  Fund institutional shares, Growth
            Fund shares, Growth Fund institutional shares, Growth & Income
            Fund, Income Fund shares, Income Fund institutional shares, Income
            Stock Fund shares, Income Stock Fund institutional shares,
            Short-Term Bond Fund shares,

            Short-Term Bond Fund institutional shares, Money Market Fund, Science & Technology Fund, First Start Growth Fund, Small Cap Stock Fund shares, Small Cap Stock Fund institutional shares, Intermediate-Term Bond Fund shares, Intermediate-Term Bond Fund institutional shares, High-Yield Opportunities Fund shares, High-Yield Opportunities Fund institutional shares, Capital Growth Fund, Value Fund shares, and Value Fund institutional shares (32)
    (iii) Opinion and Consent of Counsel with respect to Total Return Strategy, Extended Market Index, S&P 500 Index (Member shares and Reward shares), Nasdaq-100 Index, Global Opportunities, Target Retirement Income, Target Retirement 2020, Target Retirement 2030, Target Retirement 2040, and Target Retirement 2050 Funds (filed herewith)
    (iv)    Opinion  and  Consent  of Counsel  with  respect to Tax Exempt
            Long-Term,   Tax   Exempt   Intermediate-Term,    Tax   Exempt
            Short-Term,   Tax  Exempt  Money  Market,   California   Bond,
            California Money Market, New York Bond, New York Money Market, Virginia Bond, Virginia Money Market, Florida Tax-Free Income, and Florida Tax-Free Money Market Funds (28)

j   (i)     Consent of Independent  Registered  Public Accounting Firm
            with respect to Cornerstone  Strategy Fund,  Balanced Strategy
            Fund,  Growth and Tax  Strategy  Fund,  Emerging  Markets Fund
            shares,  Emerging Markets institutional shares,  International
            Fund shares, International Fund institutional shares, Precious
            Metals and Minerals Fund shares,  Precious Metals and Minerals
            Fund institutional  shares, World Growth Fund, GNMA Trust, and
            Treasury Money Market Trust (31)
    (ii)    Consent  of  Independent  Registered  Public  Accounting  Firm  with respect to  Aggressive  Growth Fund shares,  Aggressive  Growth Fund institutional  shares, Growth Fund shares, Growth Fund institutional shares,  Growth & Income  Fund,  Income  Fund  shares,  Income  Fund institutional  shares,  Income Stock Fund shares,  Income Stock Fund institutional shares,  Short-Term Bond Fund shares,  Short-Term Bond
            Fund institutional  shares,  Money Market Fund, Science & Technology
            Fund,  First Start Growth Fund,  Small Cap Stock Fund shares,  Small
            Cap Stock Fund  institutional  shares,  Intermediate-Term  Bond Fund shares, Intermediate-Term Bond Fund institutional shares, High-Yield
            Opportunities   Fund   shares,    High-Yield    Opportunities   Fund
            institutional  shares,  Capital Growth Fund, Value Fund shares,  and
            Value Fund institutional shares (32)
    (iii)   Consent of Independent  Registered Public Accounting Firm with respect to Total Return  Strategy,  Extended Market Index, S&P
            500 Index (Member shares and Reward shares), Nasdaq-100 Index,
            Global   Opportunities,   Target  Retirement  Income,   Target
            Retirement 2020,  Target  Retirement 2030,  Target  Retirement
            2040, and Target Retirement 2050 Funds (filed herewith)
    (iv)    Consent of Independent  Registered Public Accounting Firm with respect to Tax Exempt Long-Term, Tax Exempt Intermediate-Term,
            Tax Exempt  Short-Term,  Tax Exempt Money  Market,  California
            Bond,  California Money Market,  New York Bond, New York Money
            Market, Virginia Bond, Virginia Money Market, Florida Tax-Free
            Income, and Florida Tax-Free Money Market Funds (28)

k           Omitted Financial Statements - Not Applicable
l           SUBSCRIPTIONS AND INVESTMENT LETTERS
    (i)     Florida  Bond Fund and Florida  Money Market Fund dated
            June 25, 1993 (1)
    (ii)    Texas Tax-Free  Income Fund and Texas Tax-Free Money Market Fund
            dated May 3, 1994 (1)
    (iii)   Subscription and Investment Letter for Global Opportunities
            Fund (31)
    (iv)    Subscription  and Investment Letter for Target Retirement Income
            Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund,
            Target Retirement 2040 Fund, and Target Retirement 2050 Fund (31)

m           12b-1 Plans - Not Applicable

n           18f-3 Plans
    (i)     Amended  and  Restated  Multiple  Class Plan  Purchase to Rule
            18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund) (filed herewith)
    (ii)    Amended  and  Restated  Multiple  Class Plan  Purchase to Rule
            18f-3 USAA Mutual Funds Trust (27)

o           Reserved

p           CODE OF ETHICS

    (i)     USAA Investment Management Company dated January 1, 2008 (23)
    (ii)    Northern Trust Investments dated February 1, 2005 (14)
    (iii)   BlackRock, Inc. dated September 30, 2006 (16)
    (iv)    Batterymarch Financial Management, Inc. dated February 1, 2005 (14)
    (v)     Marsico Capital Management, LLC dated September 1, 2008 (31)
    (vi)    Wellington Management Company, LLP dated October 1, 2008 (32)
    (vii)   Loomis, Sayles & Company, L.P. dated June 1, 2006 (15)
    (viii)  Grantham, Mayo, Van Otterloo & Co., LLC dated October 26, 2005 (15)
    (ix)    Barrow, Hanley, Mewhinney & Strauss, Inc. dated January 3, 2006 (24)
    (x)     OFI Institutional Asset Management dated March 31, 2006 (15)
    (xi)    The Boston Company Asset Management LLC dated November 2006 (17)
    (xii)   MFS Investment Management dated January 1, 2007 (17)
    (xiii)  Credit Suisse Asset Management, LLC dated April 2006 (15)
    (xiv)   Deutsche Investment Management Americas Inc. dated August 11,
            2006 (20)
    (xv)    Quantitative Management Associates January 9, 2007 (19)
    (xvi)   UBS Global Asset Management June 11, 2007(19)
    (xvii)  Renaissance Investment Management July 2007 (22)


q           POWERS OF ATTORNEY
    (a)     Powers of Attorney for Christopher W. Claus, Michael Reimherr,
            Richard A. Zucker, Barbara B. Dreeben, and Robert L. Mason dated September 13, 2006 (15)
    (b)     Powers of Attorney for Barbara Ostdiek and Roberto Galindo, Jr.
            dated February 27, 2008 (23)

(1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1995).

(2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25, 1996).

(3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31, 1997).

(4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 1999).

(5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2000).

(6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
     2001).

(7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2002).

(8) Previously filed with Post-Effective Amendment No. 12 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 29,
     2003).

(9) Previously filed with Post-Effective Amendment No. 13 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 28, 2004).

(10) Previously filed with Post-Effective Amendment No. 15 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2005).

(11) Previously filed with Post-Effective Amendment No. 16 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2005).

(12) Previously filed with Post-Effective Amendment No. 18 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 16, 2006).

(13) Previously filed with Post-Effective Amendment No. 19 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1, 2006).

(14) Previously filed with Post-Effective Amendment No. 20 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2006).

(15) Previously filed with Post-Effective Amendment No. 21 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 29,
     2006).

(16) Previously filed with Post-Effective Amendment No. 22 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 28,
     2006).

(17) Previously filed with Post-Effective Amendment No. 23 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on March 1,
     2007).

(18) Previously filed with Post-Effective Amendment No. 24 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 26,
     2007).

(19) Previously filed with Post-Effective Amendment No. 25 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 26,
     2007).

(20) Previously filed with Post-Effective Amendment No. 27 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26,
     2007).

(21) Previously filed with Post-effective Amendment No. 28 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 28,
     2007).

(22) Previously filed with Post-effective Amendment No. 29 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26,
     2007).

(23) Previously filed with Post-effective Amendment No. 30 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on February 29,
     2008).

(24) Previously filed with Post-effective Amendment No. 31 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on April 28,
     2008).

(25) Previously filed with Post-effective Amendment No. 32 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).

(26) Previously filed with Post-effective Amendment No. 33 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 9, 2008).

(27) Previously filed with Post-effective Amendment No. 34 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on May 30, 2008).

(28) Previously filed with Post-effective Amendment No. 35 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 28,
     2008).

(29) Previously filed with Post-effective Amendment No. 37 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2008).

(30) Previously filed with Post-effective Amendment No. 38 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
     2008).

(31) Previously filed with Post-effective Amendment No. 40 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on September 26,
     2008).

(32) Previously filed with Post-effective Amendment No. 41 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on November 26,
     2008).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

          Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25.  INDEMNIFICATION

          Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

          (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

          (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and
               Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

               Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved
               (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause
               (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the
               Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

              Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."

With respect to certain funds of the Registrant, IMCO currently engages the following subadvisers:

(a) Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a subadviser to the Growth & Income, Science & Technology Fund, and Small Cap Stock Fund. The information required by this Item 26 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management's current Form ADV as amended and filed with the SEC.

(b) Loomis, Sayles & Company, L.P. (Loomis Sayles), located at One Financial Center, Boston, Massachusetts 02111, serves as a subadviser to the Growth Fund and Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles' current Form ADV as amended and filed with the SEC.

(c) Grantham, Mayo, Van Otterloo & Co. LLC (GMO), located at 40 Rowes Wharf, Boston, Massachusetts 02110 serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of GMO is incorporated herein by reference to GMO's current Form ADV as amended and filed with the SEC.

(d) Marsico Capital Management, LLC (Marsico), located at 1200 17th Street, Suite 1600, Denver, Colorado 80202, serves as a subadviser to the Aggressive Growth Fund. The information required by this Item 26 with respect to each director and officer of Marsico is incorporated herein by reference to Marsico's current Form ADV as amended and filed with the SEC.

(e) Barrow, Hanley, Mewhinney & Strauss, Inc. (BHMS), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2761, serves as a subadviser to the Growth & Income Fund and Value Fund. The information required by this Item 26 with respect to each director and officer of BHMS is incorporated herein by reference to BHMS' current Form ADV as amended and filed with the SEC.

(f) Batterymarch Financial Management, Inc. (Batterymarch), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as a subadviser to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund. The information required by this Item 26 with respect to each director and officer of Batterymarch is incorporated herein by reference to Batterymarch's current Form ADV as amended and filed with the SEC.

(g) Northern Trust Investments, N.A. (NTI), located at 50 S. LaSalle Street, Chicago, Illinois 60603, serves as a subadviser to the Growth and Tax
     Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund. The information required by this Item 26 with respect to each director and officer of NTI is incorporated herein by reference to NTI's current Form ADV as amended and filed with the SEC.

(h) OFI Institutional Asset Management (OFI Institutional), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as a subadviser to the Income Stock Fund. The information required by this Item 26 with respect to each director and officer of OFI is incorporated herein by reference to OFI's current Form ADV as amended and filed with the SEC.

(i) The Boston Company Asset Management, LLC (The Boston Company), located at Mellon Financial Center, One Boston Place, Boston, Massachusetts 02108-4408, serves as a subadviser to the Emerging Markets Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of The Boston Company is incorporated herein by reference to The Boston Company's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(j) MFS Investment Management (MFS), located at 500 Boylston Street, Boston, Massachusetts 02116, serves as a subadviser to the International Fund and World Growth Fund. The information required by this Item 26 with respect to each director and officer of MFS is incorporated herein by reference to MFS's current Form ADV as amended and filed with the SEC, and is incorporated herein by reference.

(k) Credit Suisse Asset Management, LLC (Credit Suisse), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of Credit Suisse is incorporated herein by reference to Credit Suisse's current Form ADV as amended and filed with the SEC.

(l) Deutsche Investment Management Americas Inc. (DIMA), located at 345 Park Avenue, New York, New York 10154, serves as subadvisor to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of DIMA is incorporated herein by reference to DIMA's current Form ADV as amended and filed with the SEC.

(m) Quantitative Management Associates (QMA), located at 466 Lexington Avenue, New York, New York 10017, serves as subadvisor to the Cornerstone Strategy Fund and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of QMA is incorporated herein by reference to QMA's current Form ADV as amended and filed with the SEC.

(n) UBS Global Asset Management (UBS), located at One North Wacker Drive, Chicago, Illinois 60614, serves as subadvisor to the Growth & Income Fund. The information required by this Item 26 with respect to each director and officer of UBS is incorporated herein by reference to UBS's current Form ADV as amended and filed with the SEC.

(o) Credit Suisse Securities, (USA) LLC (CSSU ), located at Eleven Madison Avenue, New York, New York 10010, serves as a subadviser to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund. The information required by this Item 26 with respect to each director and officer of CSSU is incorporated herein by reference to CSSU current Form ADV as amended and filed with the SEC.

(p) The Renaissance Group, LLC (Renaissance), located at 625 Eden Park Drive, Suite 1200, Cincinnati, Ohio 45202, serves as a subadviser to the Growth Fund. The information required by this Item 26 with respect to each director and officer of Renaissance is incorporated herein by reference to Renaissance's current Form ADV as amended and filed with the SEC.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services.

     (b) Following is information concerning directors and executive officers of USAA Investment Management Company.

  NAME AND PRINCIPAL          POSITION AND OFFICES         POSITION AND OFFICES
   BUSINESS ADDRESS            WITH UNDERWRITER                  WITH FUND

Christopher W. Claus         President and Chairman         President, Trustee
9800 Fredericksburg Road     of the Board of Directors      and Vice Chairman
San Antonio, TX 78288                                       of the Board of
                                                            Trustees

Kristi A. Matus              Director                       None
9800 Fredericksburg Road
San Antonio, TX 78288

Clifford A. Gladson          Senior Vice President,         Vice President
9800 Fredericksburg Road     Fixed Income Investments
San Antonio, TX 78288

Mark S. Howard               Senior Vice President,         Secretary
9800 Fredericksburg Road     Secretary and Counsel
San Antonio, TX 78288

Roberto Galindo, Jr.         Assistant Vice President       Treasurer
9800 Fredericksburg Road     Mutual Fund Financial
San Antonio, TX 78288        Administration

Jeffrey D. Hill              Assistant Vice President       Chief Compliance
9800 Fredericksburg Road     Mutual Funds Compliance        Officer
San Antonio, TX 78288

Dawn Cooper                  Director and Senior            None
9800 Fredericksburg Road     Vice President,
San Antonio, TX 78288        Distribution Services

Terri R. Kallsen             Senior Vice President          None
9800 Fredericksburg Road     Wealth Management
San Antonio, TX 78288

     (c)  Not Applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

USAA Investment Management Company            Northern Trust Investments, N.A.
9800 Fredericksburg Road                      50 S. LaSalle Street
San Antonio, Texas 78288                      Chicago, Illinois 60603

USAA Shareholder Account Services             Chase Manhattan Bank
9800 Fredericksburg Road                      4 Chase MetroTech
San Antonio, Texas 78288                      18th Floor
                                              Brooklyn, New York 11245
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
(records relating to its functions as a subadviser with respect to the Growth & Income Fund, Science & Technology Fund, and Small Cap Stock Fund)

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02111
(records relating to its functions as a subadviser with respect to the Growth Fund and Growth & Income Fund)

Grantham, Mayo, Van Otterloo & Co.
40 Rowes Wharf
Boston, Massachusetts 02110
(records relating to its functions as a subadviser with respect to the Income Stock Fund)

Marsico Capital Management, LLC
1200 17th Street
Suite 1600
Denver, Colorado 80202
(records relating to its functions as a subadviser with respect to the Aggressive Growth Fund)

Barrow, Hanley, Mewhinney & Strauss, Inc.
3232 McKinney Avenue
15th Floor
Dallas, Texas 75204-2429
(records relating to its functions as a subadviser with respect to the Growth & Income Fund and Value Fund)

Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, Capital Growth Fund, Small Cap Stock Fund, and Emerging Markets Fund)

Northern Trust Investments, N.A.
50 S. LaSalle Street
Chicago, Illinois 60603
(records relating to its functions as a subadviser to the Growth and Tax Strategy Fund, S&P 500 Index Fund, and Nasdaq-100 Index Fund)

OFI Institutional Asset Management
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008
(records relating to its functions as a subadviser to the Income Stock Fund)

The Boston Company Asset Management, LLC
Mellon Financial Center
One Boston Place
Boston, Massachusetts 02108-4408
(records relating to its functions as a subadviser with respect to the Emerging
 Markets Fund and Global Opportunities Fund)

MFS Investment Management
500 Boylston Street
Boston, Massachusetts 02116
(records relating to its functions as a subadviser with respect to the International Fund and World Growth Fund)

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund, First Start Growth Fund, and Global Opportunities
Fund)

Deutsche Investment Management Americas Inc.
345 Park Avenue
New York, New York 10154
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Total Return Strategy Fund, and Global Opportunities Fund)

Quantitative Management Associates
Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017
(records relating to its functions as a subadviser with respect to the Cornerstone Strategy Fund and Global Opportunities Fund)

UBS Global Asset Management
One North Wacker Drive
Chicago, Illinois 60614
(records relating to its functions as a subadviser with respect to the Growth & Income Fund)

Credit Suisse Securities, (USA ) LLC
Eleven Madison Avenue
New York, New York 10010
(records relating to its functions as a subadviser with respect to the Balanced Strategy Fund, Cornerstone Strategy Fund, Total Strategy Fund, First Start Growth Fund, and Global Opportunities Fund)

The Renaissance Group, LLC
625 Eden Park Drive, Suite 1200
Cincinnati, Ohio 45202
(records relating to its functions as a subadviser with respect to the Growth
Fund)


ITEM 29.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 30.  UNDERTAKINGS

          None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 16th day of April, 2009.

                                                 USAA MUTUAL FUNDS TRUST

                                                  /s/ Christopher W. Claus
                                                 ------------------------------
                                                 Christopher W. Claus
                                                 President

Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                      (Title)                        (Date)


/s/ Richard Z. Zucker            Chairman of the              April 16, 2009
-----------------------------    Board of Trustees
Richard A. Zucker

/s/ Christopher W. Claus         Vice Chairman of the Board   April 16, 2009
-----------------------------    of Trustees and President
Christopher W. Claus             (Principal Executive Officer)


/s/ Roberto Galindo, Jr.         Treasurer (Principal)        April 16, 2009
-----------------------------    Financial and
Roberto Galindo, Jr.             Accounting Officer)

/s/ Barbara B. Dreeben                                        April 16, 2009
-----------------------------    Trustee
Barbara B. Dreeben

/s/ Robert L. Mason              Trustee                      April 16, 2009
-----------------------------
Robert L. Mason

/s/ Barbara B. Ostdiek           Trustee                      April 16, 2009
-----------------------------
Barbara B. Ostdiek

/s/ Michael F. Reimherr          Trustee                      April 16, 2009
-----------------------------
Michael F. Reimherr

                                   SIGNATURES

     Quantitative Master Series LLC has duly caused this Post-effective Amendment No. 42 to the Registration Statement on Form N-1A of USAA Mutual Funds Trust as it relates to the Quantitative Master Series LLC only to be signed on its behalf by the undersigned, thereunto duly authorized, in the township of Plainsboro and state of New Jersey on the 16 day of April, 2008.

                                            QUANTITATIVE MASTER SERIES LLC

                                            By:  /s/ Donald C. Burke
                                                -------------------------------
                                                Donald C. Burke, President
                                                and Chief Executive Officer


     This Post-Effective Amendment No. 42 to the Registration Statement on Form N-1A of USAA Mutual Funds Trust has been signed below by the following persons in the capacities included with respect to the Quantitative Master Series LLC only.

SIGNATURE                                          TITLE                                   DATE

_____________________________________

Donald C. Burke                                   President and Chief Executive Officer
                                                  (Principal Executive Officer)
_____________________________________
Neal J. Andrews                                   Chief Financial Officer (Principal
                                                  Financial and Accounting Officer)

*David O. Beim
----------------------------------
David O. Beim                                     Director

*Richard S. Davis
----------------------------------
Richard S. Davis                                  Director

*Ronald W. Forbes
----------------------------------
Ronald W. Forbes                                  Director

*Henry Gabbay
----------------------------------
Henry Gabbay                                      Director

*Matina Horner
----------------------------------
Matina Horner                                     Director

*Rodney D. Johnson
----------------------------------
Rodney D. Johnson                                 Director

*Herbert I. London
----------------------------------
Herbert I. London                                 Director

                                      C-20

*Cynthia A. Montgomery
----------------------------------
Cynthia A. Montgomery                             Director

*Joseph P. Platt, Jr.
----------------------------------
Joseph P. Platt, Jr.                              Director

*Robert C. Robb, Jr.
----------------------------------
Robert C. Robb, Jr.                               Director

*Toby Rosenblatt
----------------------------------
Toby Rosenblatt                                   Director

*Kenneth L. Urish
----------------------------------
Kenneth L. Urish                                  Director

*Frederick W. Winter
----------------------------------
Frederick W. Winter                               Director


*By /s/ Donald C. Burke
    --------------------------------
     Donald C. Burke, Attorney-in-Fact

                                  EXHIBIT INDEX

EXHIBIT                            ITEM                                PAGE NO.

i    (iii)  Opinion and Consent of Counsel with respect to Total
            Return Strategy, Extended Market Index, S&P 500 Index
            (Member shares and Reward shares),  Nasdaq-100 Index,
            Global Opportunities, Target Retirement Income, Target
            Retirement 2020, Target Retirement 2030, Target
            Retirement 2040, and Target Retirement 2050 Funds             328

j    (iii)  Consent of Independent Registered Public Accounting
            Firm with respect to Total Return Strategy, Extended
            Market Index, S&P 500 Index (Member shares and Reward
            shares), Nasdaq-100 Index, Global Opportunities, Target
            Retirement Income, Target Retirement 2020, Target
            Retirement 2030, Target Retirement 2040, and Target
            Retirement 2050 Funds                                         332

n    (i)    Amended and Restated Multiple Class Plan Purchase to
            Rule 18f-3 USAA Mutual Funds Trust (S&P 500 Index Fund)       334